UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07456

Name of Fund: BlackRock Senior High Income Fund, Inc. (ARK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Senior High Income Fund, Inc., 55             East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2013

Date of reporting period: 08/31/2012

Item 1 – Report to Stockholders

August 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Corporate High Yield Fund, Inc. (COY)

BlackRock Corporate High Yield Fund III, Inc. (CYE)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

BlackRock Senior High Income Fund, Inc. (ARK)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Dear Shareholder

About this time one year ago, financial markets had been upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Since then, asset prices have waxed and waned in broad strokes as investors reacted to developments in Europe’s financial situation, mixed US economic news and global central bank policy action.

After confidence crumbled in the third quarter of 2011, October brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite the continuation of heightened market volatility, most asset classes enjoyed a robust summer rally. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter began to recede and, outside of Europe, the risk of recession largely subsided. Central bank policy action has been a major driver of market sentiment in 2012. Investors’ anticipation for economic stimulus drove asset prices higher over the summer as the European Central Bank stepped up its efforts to support the region’s troubled nations and the US Federal Reserve reiterated its readiness to take action if economic conditions warrant.

On the whole, most asset classes advanced during the reporting period. US large cap stocks delivered strong returns for the 12 months ended August 31, 2012, while small cap stocks and high yield bonds also performed well. Despite the risk-asset rally in recent months, higher-quality investments including tax-exempt municipal bonds and US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds. International and emerging equities, however, lagged other asset classes amid ongoing global uncertainty. Near-zero short term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	4.14%	18.00%
US small cap equities (Russell 2000® Index)	0.89	13.40
International equities (MSCI Europe, Australasia, Far East Index)	(4.00)	(0.04)
Emerging market equities (MSCI Emerging Markets Index)	(10.51)	(5.80)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.06
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	5.25	9.14
US investment grade bonds (Barclays US Aggregate Bond Index)	2.97	5.78
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.24	9.37
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	4.80	13.84
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2012	BlackRock Corporate High Yield Fund, Inc.

Investment Objective

BlackRock Corporate High Yield Fund, Inc.’s (COY) (the “Fund”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s Corporation (“S&P’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or are unrated securities considered by BlackRock to be of comparable quality. As a secondary objective, the Fund also seeks to provide shareholders with capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets in high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and corporate loans which are below investment grade quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2012, the Fund returned 6.02% based on market price and 5.85% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 8.15% based on market price and 5.80% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened slightly during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection across the high yield quality spectrum had a positive impact on performance. From a sector perspective, selection among non-captive diversified financials, cable media and wireless names boosted returns.

•

Conversely, on a sector basis, security selection among non-rated securities detracted from performance. On a sector basis, selection within independent energy, automotive and gaming had a negative impact on returns. The Fund’s allocation to bank loans also hindered performance as the asset class underperformed relative to the high yield market in the risk asset rally.

Describe recent portfolio activity.

•	The Fund began the reporting period increasing its risk profile; however, as risk asset prices surged in 2012, the Fund moderated its degree of risk-taking over the six-month period. While the Fund’s view on high yield remained positive throughout this period, as average prices moved north of par for the market, the Fund’s holdings became increasingly focused on higher-quality income-oriented credit names with stable fundamentals and an attractive coupon rate, since the potential for price appreciation had largely diminished. With global growth concerns posing a persistent threat and fueling uncertainty, the Fund continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Fund generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Fund held 78% of its total portfolio in corporate bonds and 14% in floating rate loan interests (bank loans), with the remainder in common stocks, preferred securities and other interests. The Fund’s largest sector exposures included non-cable media, healthcare and chemicals, while its portfolio holdings reflected less emphasis on the riskier, more cyclical segments of the market such as banking, home construction and restaurants. The Fund ended the period with economic leverage at 27% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	AUGUST 31, 2012

BlackRock Corporate High Yield Fund, Inc.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	COY
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of August 31, 2012 ($7.89)[1]	7.76%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Economic Leverage as of August 31, 2012[3]	27%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	2/29/12	Change	High	Low
Market Price	$7.89	$7.76	1.68%	$8.15	$7.13
Net Asset Value	$7.40	$7.29	1.51%	$7.40	$7.00

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/12	2/29/12
Corporate Bonds	78%	80%
Floating Rate Loan Interests	14	12
Common Stocks	5	5
Preferred Securities	2	2
Other Interests	1	1

Credit Quality Allocations[4]
	8/31/12	2/29/12
A	1%	1%
BBB/Baa	5	6
BB/Ba	36	42
B	43	40
CCC/Caa	13	10
Not Rated	2	1

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	5

Fund Summary as of August 31, 2012	BlackRock Corporate High Yield Fund III, Inc.

Investment Objective

BlackRock Corporate High Yield Fund III, Inc.’s (CYE) (the “Fund”) primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or are unrated securities of comparable quality. The Fund’s secondary investment objective is to provide capital appreciation. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2012, the Fund returned 9.12% based on market price and 6.10% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 8.15% based on market price and 5.80% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection across the high yield quality spectrum had a positive impact on performance. From a sector perspective, selection among non-captive diversified financials, cable media and wireless names boosted returns.

•

Conversely, on a sector basis, security selection among non-rated securities detracted from performance. On a sector basis, selection within independent energy, automotive and gaming had a negative impact on returns. The Fund’s allocation to bank loans also hindered performance as the asset class underperformed relative to the high yield market in the risk asset rally.

Describe recent portfolio activity.

•	The Fund began the reporting period increasing its risk profile; however, as risk asset prices surged in 2012, the Fund moderated its degree of risk-taking over the six-month period. While the Fund’s view on high yield remained positive throughout this period, as average prices moved north of par for the market, the Fund’s holdings became increasingly focused on higher-quality income-oriented credit names with stable fundamentals and an attractive coupon rate, since the potential for price appreciation had largely diminished. With global growth concerns posing a persistent threat and fueling uncertainty, the Fund continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Fund generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Fund held 75% of its total portfolio in corporate bonds and 17% in floating rate loan interests (bank loans), with the remainder in common stocks, preferred securities and other interests. The Fund’s largest sector exposures included non-cable media, healthcare and chemicals, while its portfolio holdings reflected less emphasis on the riskier, more cyclical segments of the market such as banking, home construction and retailers. The Fund ended the period with economic leverage at 29% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	AUGUST 31, 2012

BlackRock Corporate High Yield Fund III, Inc.

Fund Information

Symbol on NYSE	CYE
Initial Offering Date	January 30, 1998
Yield on Closing Market Price as of August 31, 2012 ($8.11)[1]	7.77%
Current Monthly Distribution per Common Share[2]	$0.0525
Current Annualized Distribution per Common Share[2]	$0.6300
Economic Leverage as of August 31, 2012[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	2/29/12	Change	High	Low
Market Price	$8.11	$7.75	4.65%	$8.12	$7.15
Net Asset Value	$7.54	$7.41	1.75%	$7.54	$7.11

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/12	2/29/12
Corporate Bonds	75%	77%
Floating Rate Loan Interests	17	15
Common Stocks	5	6
Preferred Securities	2	2
Other Interests	1	—

Credit Quality Allocations[4]
	8/31/12	2/29/12
A	1%	1%
BBB/Baa	5	7
BB/Ba	35	38
B	43	43
CCC/Caa	13	10
Not Rated	3	1

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	7

Fund Summary as of August 31, 2012	BlackRock Debt Strategies Fund, Inc.

Investment Objective

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2012, the Fund returned 10.04% based on market price and 5.51% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 8.15% based on market price and 5.80% based on NAV. All returns reflect reinvestment of dividends. The Fund began the period with neither a discount nor a premium to NAV, and moved to a premium by period end. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among lower quality debt instruments (including both bonds and loans) had a positive impact on performance. From a sector perspective, selection within consumer services, wireless and technology contributed positively.

•

The Fund invests roughly half of its assets in high yield bonds and half in floating rate loan interests (bank loans), while most funds in the Lipper category invest primarily in high yield bonds. While the Fund’s allocation to bank loans did not detract from performance on an absolute basis, the asset class underperformed high yield bonds for the period. Security selection in the independent energy and electric sectors hindered returns for the period.

Describe recent portfolio activity.

•

The Fund began the reporting period increasing its risk profile; however, as risk asset prices surged in 2012, the Fund moderated its degree of risk-taking over the six-month period. While the Fund’s view on high yield and bank loan assets remained positive throughout this period, its holdings became increasingly focused on higher-quality income-oriented credit names with stable fundamentals and an attractive coupon rate. With global growth concerns posing a persistent threat and fueling uncertainty, the Fund continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Fund generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Fund held 53% of its total portfolio in floating rate loan interests, and 43% in corporate bonds, with the remainder in common stocks, asset-backed securities and other interests. The Fund’s largest sector exposures included healthcare, independent energy and chemicals. The Fund ended the period with economic leverage at 30% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	AUGUST 31, 2012

BlackRock Debt Strategies Fund, Inc.

Fund Information

Symbol on NYSE	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of August 31, 2012 ($4.37)[1]	7.41%
Current Monthly Distribution per Common Share[2]	$0.027
Current Annualized Distribution per Common Share[2]	$0.324
Economic Leverage as of August 31, 2012[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	2/29/12	Change	High	Low
Market Price	$4.37	$4.13	5.81%	$4.39	$4.00
Net Asset Value	$4.19	$4.13	1.45%	$4.19	$4.00

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/12	2/29/12
Floating Rate Loan Interests	53%	54%
Corporate Bonds	43	43
Asset-Backed Securities	2	1
Common Stocks	1	1
Other Interests	1	1

Credit Quality Allocations[4]
	8/31/12	2/29/12
A	1%	1%
BBB/Baa	5	5
BB/Ba	34	36
B	47	45
CCC/Caa	12	8
Not Rated	1	5

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	9

Fund Summary as of August 31, 2012	BlackRock Floating Rate Income Strategies Fund II, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund II, Inc.’s (FRB) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

•

On May 23, 2012, the Board of Directors of FRB approved a plan of reorganization, whereby BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) will acquire all of the assets and all of the liabilities of FRB in exchange for newly issued shares of FRA in a merger transaction. At a shareholder meeting on September 13, 2012, FRB’s and FRA’s shareholders approved the plan of reorganization. The reorganization took place on October 5, 2012.

How did the Fund perform?

•

For the six-month period ended August 31, 2012, the Fund returned 6.50% based on market price and 4.59% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds (Leveraged) category posted an average return of 9.00% based on market price and 5.03% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among higher and lower quality loan instruments had a positive impact on the Fund’s performance. From a sector perspective, security selection within the consumer services and gaming segments boosted returns. The Fund’s tactical allocation to high yield bonds also contributed positively as the asset class outperformed bank loans and higher-duration fixed income instruments during the period.

•	Conversely, on a sector basis, security selection in the electric and non-cable media sectors detracted from performance, as did selection among middle quality loan instruments.

Describe recent portfolio activity.

•

During the period, the Fund maintained its focus on the higher quality portions of the loan market in terms of loan structure, liquidity and overall credit quality. Given mixed economic data along with global policy uncertainty and an overall weak outlook for global growth, the Fund remained cautious of lower-rated less-liquid loans. Instead, the Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. The European Central Bank’s long-term refinancing operations, introduced in December 2011, were supportive of risk markets in first half of 2012. However, this development did not have a significant influence on the Fund’s view on risk within the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macroeconomic risks.

Describe portfolio positioning at period end.

•

At period end, the Fund held 87% of its total portfolio in floating rate loan interests (bank loans) and 10% in corporate bonds, with the remainder in asset-backed securities and common stocks. The Fund’s largest sector exposures included healthcare, technology and chemicals. The Fund ended the period with economic leverage at 30% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	AUGUST 31, 2012

BlackRock Floating Rate Income Strategies Fund II, Inc.

Fund Information

Symbol on NYSE	FRB
Initial Offering Date	July 30, 2004
Yield on Closing Market Price as of August 31, 2012 ($13.62)[1]	6.43%
Current Monthly Distribution per Common Share[2]	$0.073
Current Annualized Distribution per Common Share[2]	$0.876
Economic Leverage as of August 31, 2012[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	2/29/12	Change	High	Low
Market Price	$13.62	$13.21	3.10%	$14.00	$12.90
Net Asset Value	$13.77	$13.60	1.25%	$13.77	$13.37

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/12	2/29/12
Floating Rate Loan Interests	87%	84%
Corporate Bonds	10	13
Asset-Backed Securities	2	2
Common Stocks	1	1

Credit Quality Allocations[4]
	8/31/12	2/29/12
BBB/Baa	7%	10%
BB/Ba	33	36
B	40	39
CCC/Caa	11	7
Not Rated	9	8

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	11

Fund Summary as of August 31, 2012	BlackRock Senior High Income Fund, Inc.

Investment Objective

BlackRock Senior High Income Fund, Inc.’s (ARK) (the “Fund”) investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2012, the Fund returned 13.11% based on market price and 5.41% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 8.15% based on market price and 5.80% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among lower quality debt instruments (including both bonds and loans) had a positive impact on performance. From a sector perspective, selection within gaming, wireless and technology contributed positively. The Trust’s exposures to preferred securities and common stock also boosted returns.

•

The Fund invests roughly half of its assets in high yield bonds and half in floating rate loan interests (bank loans), while most funds in the Lipper category invest primarily in high yield bonds. While the Fund’s allocation to bank loans did not detract from performance on an absolute basis, the asset class underperformed high yield bonds for the period. Security selection in the independent energy and electric sectors hindered returns for the period.

Describe recent portfolio activity.

•

The Fund began the reporting period increasing its risk profile; however, as risk asset prices surged in 2012, the Fund moderated its degree of risk-taking over the six-month period. While the Fund’s view on high yield and bank loan assets remained positive throughout this period, its holdings became increasingly focused on higher-quality income-oriented credit names with stable fundamentals and an attractive coupon rate. With global growth concerns posing a persistent threat and fueling uncertainty, the Fund continued to favor issuers in mature industries that exhibit consistent cash flows and good earnings visibility and debt instruments that are backed by profitable assets. The Fund generally remained cautious of cyclical credits that tend to be more vulnerable to slower economic growth and/or macroeconomic weakness.

Describe portfolio positioning at period end.

•

At period end, the Fund held 56% of its total portfolio in floating rate loan interests (bank loans) and 41% in corporate bonds, with the remainder in asset-backed securities and common stocks. The Fund’s largest sector exposures included healthcare, independent energy and chemicals. The Fund ended the period with economic leverage at 27% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	AUGUST 31, 2012

BlackRock Senior High Income Fund, Inc.

Fund Information

Symbol on NYSE	ARK
Initial Offering Date	April 30, 1993
Yield on Closing Market Price as of August 31, 2012 ($4.43)[1]	6.77%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Economic Leverage as of August 31, 2012[3]	27%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	8/31/12	2/29/12	Change	High	Low
Market Price	$4.43	$4.06	9.11%	$4.43	$3.99
Net Asset Value	$4.22	$4.15	1.69%	$4.22	$4.03

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition
	8/31/12	2/29/12
Floating Rate Loan Interests	56%	56%
Corporate Bonds	41	41
Asset-Backed Securities	2	2
Common Stocks	1	1

Credit Quality Allocations[4]
	8/31/12	2/29/12
A	1%	1%
BBB/Baa	6	6
BB/Ba	35	39
B	54	48
CCC/Caa	4	3
Not Rated	—	3

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1/3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings). In addition, each Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of August 31, 2012, the Funds had aggregate economic leverage from borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
COY	27%
CYE	29%
DSU	30%
FRB	30%
ARK	27%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

14	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments	BlackRock Corporate High Yield Fund, Inc. (COY)
August 31, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components — 2.3%
Dana Holding Corp.	92,740	$1,266,828
Delphi Automotive Plc (a)	153,225	4,641,186

		5,908,014
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	6,540	81,946
Capital Markets — 0.4%
American Capital Ltd. (a)	46,567	511,771
E*Trade Financial Corp. (a)	68,100	583,617

		1,095,388
Chemicals — 0.2%
ADA-ES, Inc. (a)	1,670	39,162
CF Industries Holdings, Inc.	940	194,589
Huntsman Corp.	12,750	183,345

		417,096
Commercial Banks — 0.2%
CIT Group, Inc. (a)	15,830	597,741
Communications Equipment — 0.3%
Loral Space & Communications Ltd.	11,463	841,614
Containers & Packaging — 0.0%
Smurfit Kappa Plc (a)	3,634	29,647
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd.	210,194,127	1,393,797
Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc. (a)	20,920	450,826
Electrical Equipment — 0.0%
Medis Technologies Ltd.	67,974	204
Energy Equipment & Services — 1.0%
Laricina Energy Ltd. (a)	35,294	1,521,679
Osum Oil Sands Corp. (a)	74,000	938,372

		2,460,051
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd.	70,685	9,189
Media — 2.2%
Belo Corp., Class A	20,724	151,285
Charter Communications, Inc. (a)	65,816	5,120,485
Clear Channel Outdoor Holdings, Inc., Class A (a)	8,934	46,903
Cumulus Media, Inc., Class A (a)	88,000	243,760
DISH Network Corp., Class A	5,420	173,386

		5,735,819
Metals & Mining — 0.1%
African Minerals Ltd. (a)	40,400	161,685
Oil, Gas & Consumable Fuels — 0.1%
African Petroleum Corp. Ltd. (a)	180,300	230,983
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (a)(b)	41,686	91,344
Ainsworth Lumber Co. Ltd. (a)	36,744	80,514
Western Forest Products, Inc. (a)	147,968	160,615
Western Forest Products, Inc. (a)(b)	41,528	45,077

		377,550

Common Stocks	Shares		Value

Semiconductors & Semiconductor Equipment — 0.3%
NXP Semiconductors NV (a)		5,000	$116,600
Spansion, Inc., Class A (a)		60,342	689,709
SunPower Corp.		123	551

			806,860
Software — 0.2%
Bankruptcy Management Solutions, Inc. (a)		468	5
HMH Holdings/EduMedia		19,102	468,005

			468,010
Total Common Stocks – 8.1%			21,066,420

Corporate Bonds	Par (000)
Aerospace & Defense — 0.7%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	210	224,700
7.13%, 3/15/21		295	319,338
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		796	847,740
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		405	366,463

			1,758,241
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1 12.38%, 9/02/15		548	558,607
Series 2 12.38%, 8/16/15		555	565,094

			1,123,701
Airlines — 1.5%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		1,007	1,067,798
Continental Airlines, Inc.:
Series 1997-4, Class B 6.90%, 7/02/18		268	267,785
Series 2010-1, Class B 6.00%, 7/12/20		355	357,812
Delta Air Lines, Inc.:
Series 2002-1, Class G-1 6.72%, 7/02/24		555	601,640
Series 2009-1 Series B 9.75%, 6/17/18		173	187,232
Series 2010-1, Class B 6.38%, 7/02/17		447	447,000
US Airways Pass Through Trust:
Series 2011-1, Class C 10.88%, 10/22/14		620	635,357
Series 2012-1, Class C 9.13%, 10/01/15		420	428,400

			3,993,024
Auto Components — 2.1%
Dana Holding Corp., 6.75%, 2/15/21		410	441,775
Delphi Corp., 6.13%, 5/15/21		150	165,000
Icahn Enterprises LP, 8.00%, 1/15/18		2,995	3,189,675
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		355	371,419
International Automotive Components Group SL, 9.13%, 6/01/18 (b)		40	38,350
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	439	735,238
Titan International, Inc., 7.88%, 10/01/17	USD	430	450,425

			5,391,882

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization
ETF	Exchange –Traded Fund
EUR	Euro

FKA	Formerly Known As
GBP	British Pound
LIBOR	London Interbank Offered Rate
PIK	Payment–in-Kind
SPDR	Standard and Poor’s Depository Receipts
USD	US Dollar

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	15

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Beverages — 0.2%
Crown European Holdings SA:
7.13%, 8/15/18 (b)	EUR	227	$314,073
7.13%, 8/15/18		171	236,592

			550,665
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (b)	USD	53	53,117
Building Products — 0.8%
Building Materials Corp. of America (b):
7.00%, 2/15/20		500	541,250
6.75%, 5/01/21		710	775,675
Momentive Performance Materials, Inc., 11.50%, 12/01/16		340	207,400
USG Corp., 9.75%, 1/15/18		550	589,875

			2,114,200
Capital Markets — 0.8%
E*Trade Financial Corp.:
12.50%, 11/30/17 (c)		980	1,118,425
2.25%, 8/31/19 (b)(d)(e)		226	193,230
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)		600	679,171

			1,990,826
Chemicals — 4.3%
Basell Finance Co. BV, 8.10%, 3/15/27 (b)		380	507,300
Celanese US Holdings LLC, 5.88%, 6/15/21		1,640	1,812,200
Chemtura Corp., 7.88%, 9/01/18		285	307,087
Hexion US Finance Corp.:
6.63%, 4/15/20		215	217,150
9.00%, 11/15/20		285	243,675
Huntsman International LLC, 8.63%, 3/15/21		155	177,475
INEOS Finance Plc (b):
8.38%, 2/15/19		835	878,837
7.50%, 5/01/20		405	413,100
INEOS Group Holdings Plc, 8.50%, 2/15/16 (b)		135	127,238
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	315	431,866
Kraton Polymers LLC, 6.75%, 3/01/19	USD	115	117,875
LyondellBasell Industries NV, 5.75%, 4/15/24		2,590	2,933,175
Nexeo Solutions LLC, 8.38%, 3/01/18		170	166,175
OXEA Finance/Cy SCA, 9.63%, 7/15/17 (b)	EUR	330	457,743
PolyOne Corp., 7.38%, 9/15/20	USD	200	218,500
TPC Group LLC, 8.25%, 10/01/17		310	340,225
Tronox Finance LLC, 6.38%, 8/15/20 (b)		1,740	1,757,400

			11,107,021
Commercial Banks — 1.1%
CIT Group, Inc.:
7.00%, 5/02/16 (b)		901	904,569
5.25%, 3/15/18		510	531,675
5.50%, 2/15/19 (b)		490	510,825
5.00%, 8/15/22		530	534,015
6.00%, 4/01/36		500	452,915

			2,933,999
Commercial Services & Supplies — 2.0%
ARAMARK Corp., 8.50%, 2/01/15		330	338,253
ARAMARK Holdings Corp., 8.63%, 5/01/16 (b)(c)		405	414,623
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		500	513,375
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		24	24,240
Casella Waste Systems, Inc., 7.75%, 2/15/19		430	425,700
Clean Harbors, Inc., 5.25%, 8/01/20 (b)		484	496,705
Covanta Holding Corp., 6.38%, 10/01/22		585	639,623
EC Finance Plc, 9.75%, 8/01/17	EUR	300	391,019
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)	USD	205	216,788

Corporate Bonds	Par (000)		Value

Commercial Services & Supplies (concluded)
Mobile Mini, Inc., 7.88%, 12/01/20	USD	335	$359,287
RSC Equipment Rental, Inc., 8.25%, 2/01/21		800	876,000
Verisure Holding AB:
8.75%, 9/01/18	EUR	169	212,568
8.75%, 12/01/18		100	111,315
West Corp., 8.63%, 10/01/18	USD	125	126,875

			5,146,371
Communications Equipment — 1.8%
Avaya, Inc., 9.75%, 11/01/15		650	563,875
Frontier Communications Corp., 6.25%, 1/15/13		830	844,525
Hughes Satellite Systems Corp., 6.50%, 6/15/19		370	396,362
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,420	1,508,750
10.13%, 7/01/20		1,160	1,244,100

			4,557,612
Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (e)		200	221,500
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		175	181,563
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)		305	316,437
URS Corp., 5.00%, 4/01/22 (b)		65	65,909

			563,909
Construction Materials — 1.4%
HD Supply, Inc. (b):
8.13%, 4/15/19		1,425	1,546,125
11.00%, 4/15/20		1,350	1,485,000
Xefin Lux SCA:
8.00%, 6/01/18 (b)	EUR	233	285,741
8.00%, 6/01/18		200	245,271

			3,562,137
Consumer Finance — 0.8%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	435	478,500
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		480	534,327
12.00%, 5/15/15		670	834,150
6.63%, 8/15/17		131	150,595

			1,997,572
Containers & Packaging — 1.8%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (b)		200	214,250
7.38%, 10/15/17 (b)	EUR	335	445,592
7.38%, 10/15/17		200	266,025
9.13%, 10/15/20 (b)	USD	365	379,600
9.13%, 10/15/20 (b)		205	214,225
9.13%, 10/15/20 (b)		204	212,670
Berry Plastics Corp.:
4.34%, 9/15/14 (f)		275	270,875
8.25%, 11/15/15		110	115,775
9.75%, 1/15/21		390	431,925
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	617	760,541
GCL Holdings SCA, 9.38%, 4/15/18 (b)		244	297,696
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	340	379,100
OI European Group BV, 6.88%, 3/31/17	EUR	152	197,399
Sealed Air Corp., 8.38%, 9/15/21 (b)	USD	175	196,875
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		165	172,425

			4,554,973

See Notes to Consolidated Financial Statements.

16	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Distributors — 0.6%
VWR Funding, Inc., 7.25%, 9/15/17 (b)(g)	USD	1,485	$1,503,563
Diversified Consumer Services — 1.5%
Laureate Education, Inc., 9.25%, 9/01/19 (b)		555	555,000
Service Corp. International, 7.00%, 6/15/17		2,800	3,192,000
ServiceMaster Co., 8.00%, 2/15/20		175	186,594

			3,933,594
Diversified Financial Services — 4.1%
Aircastle Ltd., 6.75%, 4/15/17		430	464,400
Ally Financial, Inc.:
7.50%, 12/31/13		350	374,062
8.00%, 11/01/31		2,705	3,198,662
8.00%, 11/01/31		560	664,717
CNG Holdings, Inc., 9.38%, 5/15/20 (b)		280	285,600
DPL, Inc., 7.25%, 10/15/21 (b)		1,075	1,225,500
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	300	444,201
General Motors Financial Co., Inc., 6.75%, 6/01/18	USD	270	299,361
Leucadia National Corp., 8.13%, 9/15/15		790	890,725
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	187	242,853
7.13%, 4/15/19	USD	230	247,825
9.75%, 4/15/19		260	264,225
7.88%, 8/15/19		315	350,438
9.88%, 8/15/19		955	1,009,912
8.25%, 2/15/21		125	122,813
WMG Acquisition Corp.:
9.50%, 6/15/16		110	120,175
11.50%, 10/01/18		382	419,245

			10,624,714
Diversified Telecommunication Services — 2.3%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12 (a)(h)		1,000	675,000
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)		550	589,875
ITC Deltacom, Inc., 10.50%, 4/01/16		260	280,150
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)		295	300,900
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,224	1,282,140
7.00%, 6/01/20 (b)		525	522,375
8.63%, 7/15/20		785	839,950
OTE Plc, 5.00%, 8/05/13	EUR	104	113,377
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		137	173,180
6.75%, 8/15/24		350	446,834
Windstream Corp.:
8.13%, 8/01/13	USD	400	422,000
7.88%, 11/01/17		360	391,500

			6,037,281
Electric Utilities — 0.7%
Mirant Mid Atlantic Pass Through Trust, Series B, 9.13%, 6/30/17		269	289,152
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,150	1,439,671

			1,728,823
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (b)	USD	340	340,850
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		354	387,630
Jabil Circuit, Inc., 8.25%, 3/15/18		215	258,000
Micron Technology, Inc., 2.38%, 5/01/32 (b)(e)		407	387,159
NXP BV/NXP Funding LLC, 9.75%, 8/01/18 (b)		190	217,075

			1,249,864

Corporate Bonds	Par (000)		Value

Energy Equipment & Services — 3.4%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	130	$138,775
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		360	352,800
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17		235	245,575
6.50%, 6/01/21		1,150	1,197,437
Forbes Energy Services Ltd., 9.00%, 6/15/19		335	324,950
FTS International Services LLC/ FTS International Bonds Inc., 8.13%, 11/15/18 (b)		1,615	1,667,487
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (b)		145	147,900
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		290	295,800
Key Energy Services, Inc., 6.75%, 3/01/21		415	422,263
MEG Energy Corp. (b):
6.50%, 3/15/21		1,105	1,163,012
6.38%, 1/30/23		415	432,638
Oil States International, Inc., 6.50%, 6/01/19		290	308,125
Peabody Energy Corp.:
6.25%, 11/15/21 (b)		1,285	1,307,487
7.88%, 11/01/26		345	368,288
Precision Drilling Corp.:
6.63%, 11/15/20		70	73,500
6.50%, 12/15/21		275	288,750

			8,734,787
Food & Staples Retailing — 0.2%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	100	139,731
Rite Aid Corp., 9.25%, 3/15/20	USD	345	354,487

			494,218
Food Products — 0.4%
Darling International, Inc., 8.50%, 12/15/18		105	118,913
Del Monte Corp., 7.63%, 2/15/19		56	55,930
Post Holdings, Inc., 7.38%, 2/15/22 (b)		405	426,769
Smithfield Foods, Inc., 6.63%, 8/15/22		531	543,611

			1,145,223
Health Care Equipment & Supplies — 1.5%
Biomet, Inc.:
10.00%, 10/15/17		180	190,463
6.50%, 8/01/20 (b)		645	669,187
DJO Finance LLC:
10.88%, 11/15/14		476	496,825
8.75%, 3/15/18 (b)		415	440,937
7.75%, 4/15/18		95	86,925
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (b)		192	215,280
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (b)		600	637,500
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		500	575,625
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)		255	231,413
Teleflex, Inc., 6.88%, 6/01/19		270	288,900

			3,833,055
Health Care Providers & Services — 7.3%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		520	540,800
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		785	809,531
7.13%, 7/15/20		415	434,712
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	400	538,338
Crown Newco 3 Plc, 7.00%, 2/15/18 (b)	GBP	331	529,521
DaVita, Inc., 5.75%, 8/15/22	USD	849	882,960
HCA, Inc.:
8.50%, 4/15/19		120	135,300
6.50%, 2/15/20		2,160	2,373,300
7.88%, 2/15/20		85	94,881
7.25%, 9/15/20		2,405	2,665,041
5.88%, 3/15/22		250	265,938

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	17

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Providers & Services (concluded)
Hologic, Inc., 6.25%, 8/01/20 (b)	USD	1,464	$1,550,010
IASIS Healthcare LLC, 8.38%, 5/15/19		1,420	1,354,325
INC Research LLC, 11.50%, 7/15/19 (b)		375	367,500
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		115	96,888
Omnicare, Inc., 7.75%, 6/01/20		905	997,762
PSS World Medical, Inc., 6.38%, 3/01/22		307	324,653
Symbion, Inc., 8.00%, 6/15/16		315	318,347
Tenet Healthcare Corp.:
10.00%, 5/01/18		792	910,800
6.25%, 11/01/18		300	325,687
8.88%, 7/01/19		2,355	2,678,812
United Surgical Partners International, Inc., 9.00%, 4/01/20 (b)		270	289,913
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (b)		425	443,062

			18,928,081
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)		2,235	2,626,125
Hotels, Restaurants & Leisure — 4.6%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18 (b)		265	269,638
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		1,270	1,368,425
10.00%, 12/15/18		2,935	1,849,050
8.50%, 2/15/20 (b)		280	276,150
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (b)		1,533	1,525,335
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)		295	306,800
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	202	222,951
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,100	1,170,125
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)		125	121,875
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	296	406,553
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	250	321,525
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)	USD	270	245,700
MGM Resorts International:
10.38%, 5/15/14		175	198,625
4.25%, 4/15/15 (e)		996	1,005,960
11.13%, 11/15/17		1,315	1,462,937
MTR Gaming Group, Inc., 11.50%, 8/01/19 (c)		136	139,406
Travelport LLC:
5.09%, 9/01/14 (f)		165	117,150
9.88%, 9/01/14		35	27,825
9.00%, 3/01/16		110	78,100
6.46%, 12/01/16 (b)(c)		385	297,456
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(h)		315	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (b)		565	577,713

			11,989,299
Household Durables — 1.7%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (b)		30	30,675
Jarden Corp., 7.50%, 1/15/20	EUR	285	386,255
Libbey Glass, Inc., 6.88%, 5/15/20 (b)	USD	560	597,100
Pulte Group, Inc., 6.38%, 5/15/33		175	152,250
Ryland Group, Inc., 6.63%, 5/01/20		315	332,325
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	276	352,360
Standard Pacific Corp.:
10.75%, 9/15/16	USD	1,285	1,551,637
8.38%, 1/15/21		955	1,064,825

			4,467,427

Corporate Bonds	Par (000)		Value

Household Products — 0.3%
Ontex IV SA:
7.50%, 4/15/18 (b)	EUR	130	$165,967
9.00%, 4/15/19		213	246,478
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18	USD	330	376,613

			789,058
Independent Power Producers & Energy Traders — 3.3%
The AES Corp., 7.38%, 7/01/21		250	286,250
Calpine Corp. (b):
7.25%, 10/15/17		165	176,550
7.50%, 2/15/21		95	105,450
7.88%, 1/15/23		405	457,650
Energy Future Holdings Corp., 10.00%, 1/15/20		1,765	1,945,913
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)		280	285,950
10.00%, 12/01/20		2,786	3,127,285
11.75%, 3/01/22 (b)		547	582,555
GenOn REMA LLC, 9.24%, 7/02/17		222	238,967
Laredo Petroleum, Inc.:
9.50%, 2/15/19		445	505,075
7.38%, 5/01/22		345	370,875
QEP Resources, Inc., 5.38%, 10/01/22		305	312,625

			8,395,145
Industrial Conglomerates — 2.4%
Sequa Corp. (b):
11.75%, 12/01/15		2,190	2,299,500
13.50%, 12/01/15		3,759	3,984,277

			6,283,777
Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,600	1,654,000
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		339	370,781
Genworth Financial, Inc., 7.63%, 9/24/21		390	398,502
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		235	210,325

			2,633,608
IT Services — 3.1%
Ceridian Corp., 8.88%, 7/15/19 (b)		1,355	1,453,237
Epicor Software Corp., 8.63%, 5/01/19		510	525,300
First Data Corp.:
7.38%, 6/15/19 (b)		1,445	1,491,962
8.88%, 8/15/20 (b)		495	539,550
6.75%, 11/01/20 (b)		815	808,888
8.25%, 1/15/21 (b)		570	565,013
12.63%, 1/15/21		1,528	1,547,100
SunGard Data Systems, Inc.:
7.38%, 11/15/18		500	531,250
7.63%, 11/15/20		550	589,875

			8,052,175
Machinery — 1.1%
SPX Corp., 6.88%, 9/01/17		160	177,600
UR Merger Sub Corp. (b):
5.75%, 7/15/18		236	249,570
7.38%, 5/15/20		405	429,300
7.63%, 4/15/22		1,935	2,089,800

			2,946,270
Media — 13.1%
Affinion Group, Inc., 7.88%, 12/15/18		745	532,675
AMC Networks, Inc., 7.75%, 7/15/21		205	232,163
CCH II LLC, 13.50%, 11/30/16		982	1,075,689
CCO Holdings LLC:
6.50%, 4/30/21		431	462,247
5.25%, 9/30/22		900	891,000
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)		1,055	1,110,387

See Notes to Consolidated Financial Statements.

18	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media (concluded)
Checkout Holding Corp., 16.00%, 11/15/15 (b)(d)	USD	615	$375,150
Cinemark USA, Inc., 8.63%, 6/15/19		200	224,000
Clear Channel Communications, Inc., 9.00%, 3/01/21		409	350,718
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		1,379	1,492,767
Series B, 9.25%, 12/15/17		4,816	5,231,380
Series B, 7.63%, 3/15/20		1,494	1,449,180
Cox Enterprises, Inc. (b):
Loan Close 2, 12.00%, 8/15/18		655	655,708
Loan Close 3, 12.00%, 8/15/18		749	749,663
Shares Loan, 12.00%, 8/15/18		773	773,166
CSC Holdings LLC, 8.50%, 4/15/14		370	406,538
DISH DBS Corp., 5.88%, 7/15/22 (b)		680	685,100
Harron Communications LP, 9.13%, 4/01/20 (b)		300	324,750
Intelsat Jackson Holdings SA:
11.25%, 6/15/16		812	854,630
7.25%, 10/15/20 (b)		750	808,125
Intelsat Luxembourg SA:
11.25%, 2/04/17		560	588,000
11.50%, 2/04/17 (c)		1,100	1,155,000
Interactive Data Corp., 10.25%, 8/01/18		1,235	1,392,462
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		315	352,013
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (b)	EUR	315	426,913
Lamar Media Corp., 5.88%, 2/01/22	USD	130	137,800
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		675	722,250
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		513	571,995
Nielsen Finance LLC:
11.63%, 2/01/14		45	51,075
7.75%, 10/15/18		2,085	2,345,625
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (b)	GBP	189	297,853
ProQuest LLC, 9.00%, 10/15/18 (b)	USD	460	422,050
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(e)(h)		812	406
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)		470	501,725
Unitymedia GmbH:
9.63%, 12/01/19	EUR	158	223,326
9.63%, 12/01/19 (b)		530	749,130
9.50%, 3/15/21		385	552,654
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17 (b)	USD	817	884,402
8.13%, 12/01/17 (b)	EUR	122	165,536
7.50%, 3/15/19		722	994,404
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	400	449,000
UPCB Finance II Ltd.:
6.38%, 7/01/20 (b)	EUR	753	989,744
6.38%, 7/01/20		300	394,320
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	275	283,250
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	343	473,489
Ziggo Finance BV, 6.13%, 11/15/17 (b)		56	75,191

			33,884,649
Metals & Mining — 3.8%
Eco-Bat Finance Plc, 7.75%, 2/15/17		435	552,614
FMG Resources August 2006 Property Ltd. (b):
6.88%, 2/01/18	USD	325	309,563
6.88%, 4/01/22		165	151,800
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)		275	289,438
Goldcorp, Inc., 2.00%, 8/01/14 (e)		970	1,117,925
Kaiser Aluminum Corp., 8.25%, 6/01/20 (b)		205	217,300
New Gold, Inc., 7.00%, 4/15/20 (b)		140	147,350
New World Resources NV, 7.88%, 5/01/18	EUR	627	784,697

Corporate Bonds	Par (000)		Value

Metals & Mining (concluded)
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD	1,345	$1,709,831
Novelis, Inc., 8.75%, 12/15/20		3,045	3,402,787
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	295	299,624
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	USD	225	232,875
Taseko Mines Ltd., 7.75%, 4/15/19		385	366,713
Vedanta Resources Plc, 8.25%, 6/07/21 (b)		245	233,975

			9,816,492
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17		727	756,080
Oil, Gas & Consumable Fuels — 10.9%
Access Midstream Partners LP, 6.13%, 7/15/22		250	259,375
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (e)		746	669,535
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		290	261,000
6.25%, 6/01/21		240	214,800
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)		610	637,450
Berry Petroleum Co., 6.38%, 9/15/22		375	399,375
BreitBurn Energy Partners LP, 7.88%, 4/15/22 (b)		235	239,700
CCS, Inc., 11.00%, 11/15/15 (b)		520	538,200
Chaparral Energy, Inc., 7.63%, 11/15/22 (b)		205	216,788
Chesapeake Energy Corp.:
7.25%, 12/15/18		15	15,713
6.63%, 8/15/20		165	169,538
6.88%, 11/15/20		160	166,000
6.13%, 2/15/21		545	540,912
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		103	109,695
Concho Resources, Inc.:
7.00%, 1/15/21		150	167,250
6.50%, 1/15/22		100	108,000
5.50%, 10/01/22		430	443,975
Consol Energy, Inc., 8.25%, 4/01/20		1,625	1,750,937
Continental Resources, Inc., 7.13%, 4/01/21		340	380,800
Copano Energy LLC, 7.13%, 4/01/21		275	287,375
Crosstex Energy LP:
8.88%, 2/15/18		165	176,138
7.13%, 6/01/22 (b)		140	139,300
Crown Oil Partners IV LP, 15.00%, 3/07/15		545	545,482
Denbury Resources, Inc., 8.25%, 2/15/20		42	47,670
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		510	568,650
7.75%, 6/15/19		815	865,937

EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (b)		315	337,837
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/01/22 (b)		195	195,488
EV Energy Partners LP, 8.00%, 4/15/19		140	144,550
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		690	759,000
Holly Energy Partners LP, 6.50%, 3/01/20 (b)		145	151,525
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (b)		320	340,000
Linn Energy LLC:
6.50%, 5/15/19 (b)		90	89,550
6.25%, 11/01/19 (b)		1,865	1,841,687
8.63%, 4/15/20		205	221,400
7.75%, 2/01/21		185	192,863
MarkWest Energy Partners LP:
6.25%, 6/15/22		75	79,688
5.50%, 2/15/23		200	204,500
Newfield Exploration Co., 6.88%, 2/01/20		715	781,137
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (b)		285	290,700
Oasis Petroleum, Inc.:
7.25%, 2/01/19		240	253,200
6.50%, 11/01/21		270	275,400

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	19

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Offshore Group Investments Ltd.:
11.50%, 8/01/15 (b)	USD	1,215	$1,342,575
11.50%, 8/01/15		300	331,500
OGX Petroleo e Gas Participacoes SA (b):
8.50%, 6/01/18		2,057	1,825,587
8.38%, 4/01/22		640	544,000
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)		275	287,375
PetroBakken Energy Ltd., 8.63%, 2/01/20 (b)		1,105	1,129,862
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		530	565,775
Pioneer Natural Resources Co.:
6.88%, 5/01/18		425	514,547
7.50%, 1/15/20		135	168,840
Range Resources Corp.:
8.00%, 5/15/19		345	381,225
5.75%, 6/01/21		900	957,375
5.00%, 8/15/22		403	419,624
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		560	599,200
Samson Investment Co., 9.75%, 2/15/20 (b)		78	80,340
SandRidge Energy, Inc.:
7.50%, 3/15/21 (b)		630	637,875
7.50%, 3/15/21		230	232,875
8.13%, 10/15/22 (b)		235	245,575
7.50%, 2/15/23 (b)		515	517,575
SESI LLC:
6.38%, 5/01/19		300	318,000
7.13%, 12/15/21		215	239,188
SM Energy Co.:
6.63%, 2/15/19		120	125,400
6.50%, 11/15/21		240	250,800
6.50%, 1/01/23 (b)		115	119,888
Vanguard Natural Resources, 7.88%, 4/01/20		250	250,000

			28,163,121
Paper & Forest Products — 1.3%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)		372	338,190
Boise Paper Holdings LLC:
9.00%, 11/01/17		55	60,913
8.00%, 4/01/20		105	116,025
Clearwater Paper Corp.:
10.63%, 6/15/16		370	413,475
7.13%, 11/01/18		535	584,487
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)		315	326,025
NewPage Corp., 11.38%, 12/31/14 (a)(h)		1,935	1,310,962
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19		200	210,500
6.63%, 4/15/21		120	111,000

			3,471,577
Pharmaceuticals — 1.0%
Capsugel Finance Co. SCA:
9.88%, 8/01/19 (b)	EUR	200	281,118
9.88%, 8/01/19		100	140,559
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (b)	USD	160	178,400
Spectrum Brands, Inc., 6.75%, 3/15/20 (b)		240	252,000
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16		1,140	1,202,700
6.75%, 8/15/21		520	527,800

			2,582,577
Professional Services — 0.4%
FTI Consulting, Inc., 6.75%, 10/01/20		850	907,375

Corporate Bonds	Par (000)		Value

Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 6.75%, 6/01/19	USD	1,110	$1,190,475
The Rouse Co. LP, 6.75%, 11/09/15		480	505,800

			1,696,275
Real Estate Management & Development — 2.3%
CBRE Services, Inc., 6.63%, 10/15/20		310	338,675
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		650	666,250
Forest City Enterprises, Inc., 7.63%, 6/01/15		392	389,795
Realogy Corp.:
11.50%, 4/15/17		360	382,500
12.00%, 4/15/17		90	94,275
7.88%, 2/15/19 (b)		1,895	1,951,850
7.63%, 1/15/20 (b)		465	506,850
9.00%, 1/15/20 (b)		305	329,400
Shea Homes LP, 8.63%, 5/15/19		1,145	1,273,812

			5,933,407
Road & Rail — 1.3%
Florida East Coast Railway Corp., 8.13%, 2/01/17		410	430,500
The Hertz Corp.:
7.50%, 10/15/18		505	544,769
6.75%, 4/15/19 (b)		265	278,250
7.38%, 1/15/21		380	413,250
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	172	234,730
8.50%, 7/31/15 (b)		1,031	1,407,019

			3,308,518
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17	USD	540	526,500
Software — 1.3%
Audatex North America, Inc., 6.75%, 6/15/18 (b)		480	514,800
Infor US, Inc., 9.38%, 4/01/19 (b)		1,520	1,645,400
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		805	823,112
Sophia LP, 9.75%, 1/15/19 (b)		408	438,600

			3,421,912
Specialty Retail — 2.8%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		335	370,175
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		450	466,875
House of Fraser Funding Plc, 8.88%, 8/15/18	GBP	480	677,377
Limited Brands, Inc.:
8.50%, 6/15/19	USD	745	894,000
5.63%, 2/15/22		150	157,875
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		729	770,917
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)		495	504,900
Phones4u Finance Plc, 9.50%, 4/01/18 (b)	GBP	370	566,942
QVC, Inc. (b):
7.13%, 4/15/17	USD	210	222,122
7.50%, 10/01/19		565	626,028
7.38%, 10/15/20		270	300,853
5.13%, 7/02/22		392	410,872
Sally Holdings LLC:
6.88%, 11/15/19		500	558,750
5.75%, 6/01/22		400	430,500
Sonic Automotive, Inc., 9.00%, 3/15/18		345	376,913

			7,335,099
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		400	415,000
Trading Companies & Distributors — 0.6%
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		455	473,200
Doric Nimrod Air Finance Alpha Ltd. (b):
Series 2012-1, Class A, 5.13%, 11/30/24		550	558,250
Series 2012-1, Class B, 6.50%, 5/30/21		530	536,265

			1,567,715

See Notes to Consolidated Financial Statements.

20	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)	USD	398	$419,393
Wireless Telecommunication Services — 4.2%
Cricket Communications, Inc.:
7.75%, 5/15/16		226	238,430
7.75%, 10/15/20		205	198,850
Digicel Group Ltd. (b):
9.13%, 1/15/15		1,711	1,727,738
8.25%, 9/01/17		1,135	1,203,100
10.50%, 4/15/18		900	972,000
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	190	258,698
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	710	734,850
NII Capital Corp., 7.63%, 4/01/21		324	250,290
SBA Telecommunications, Inc., 5.75%, 7/15/20 (b)		262	273,790
Sprint Capital Corp., 6.88%, 11/15/28		1,876	1,697,780
Sprint Nextel Corp. (b):
9.00%, 11/15/18		1,590	1,876,200
7.00%, 3/01/20		1,220	1,335,900

			10,767,626
Total Corporate Bonds – 105.7%			273,331,003

Floating Rate Loan Interests (f)
Airlines — 0.2%
Delta Air Lines, Inc., Credit Term Loan B, 5.50%, 4/20/17		395	397,607
Auto Components — 0.5%
Federal-Mogul Corp., Term Loan B, 2.17%—2.18%, 12/29/14		895	854,406
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		360	361,051

			1,215,457
Building Products — 0.1%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		318	322,360
Capital Markets — 0.7%
American Capital Holdings, Term Loan, 5.50%, 7/19/16		743	745,786
Nuveen Investments, Inc.:
Incremental Term Loan, 7.25%, 5/13/17		600	602,700
Second Lien Term Loan, 8.25%, 2/28/19		380	382,375

			1,730,861
Chemicals — 0.6%
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		155	156,454
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		1,047	1,048,904
PQ Corp., Term Loan B, 3.98%, 7/30/14		313	307,178

			1,512,536
Communications Equipment — 0.8%
Avaya, Inc., Term Loan B1, 3.18%, 10/24/14		229	219,639
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19		1,905	1,932,985

			2,152,624
Construction & Engineering — 0.7%
Safway Services LLC, Mezzanine Loan, 15.63%, 12/16/17		1,750	1,750,000
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		1,045	1,067,645

Floating Rate Loan Interests (f)	Par (000)		Value

Consumer Finance — 1.5%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17	USD	3,940	$3,805,055
Diversified Consumer Services — 0.1%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		134	131,018
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		8	7,539
Term Loan, 2.75%—2.97%, 7/24/14		76	75,702

			214,259
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		1,150	1,152,875
DIP Term Loan A2, 6.75%, 11/18/13		170	171,984

			1,324,859
Diversified Telecommunication Services — 0.5%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		645	646,290
2019 Term Loan B, 5.25%, 8/01/19		530	530,774

			1,177,064
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		251	247,978
Energy Equipment & Services — 1.0%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		1,325	1,374,396
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		963	1,007,771
Tervita Corp., Incremental Term Loan, 6.50%, 10/17/14		249	248,544

			2,630,711
Food & Staples Retailing — 0.0%
US Foods, Inc.(FKA U.S. Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		69	66,935
Food Products — 0.1%
Advance Pierre Foods, Term Loan (Second Lien), 11.75%, 9/29/17		200	201,200
Health Care Equipment & Supplies — 0.3%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		440	441,465
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		260	261,950

			703,415
Health Care Providers & Services — 0.5%
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		369	357,628
Term Loan A, 8.50%, 3/02/15		323	316,806
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		698	649,917

			1,324,351
Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		185	162,626
Incremental Term Loan B4, 9.50%, 10/31/16		448	456,533
Term Loan B1, 3.24%, 1/28/15		371	352,042
Term Loan B2, 3.24%, 1/28/15		409	388,020
Term Loan B3, 3.24%—3.46%, 1/28/15		895	848,628
OSI Restaurant Partners LLC:
Revolver, 2.49%—4.50%, 6/14/13		9	8,463
Term Loan B, 2.56%, 6/14/14		86	85,297
Sabre, Inc., Non Extended Initial Term Loan, 2.23%, 9/30/14		57	56,665

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	21

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
Station Casinos, Inc., Term Loan B1, 3.23%, 6/17/16		USD 785	$746,113
Travelport LLC:
Extended Tranche A Term Loan, 6.44%, 9/28/12		177	53,166
Extended Tranche B Term Loan, 13.94%, 12/01/16		571	45,708

			3,203,261
Industrial Conglomerates — 0.1%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		164	163,986
Term Loan, 3.69%—3.72%, 12/03/14		140	139,038

			303,024
IT Services — 0.3%
Ceridian Corp., Extended Term Loan, 5.99%, 5/09/17		62	62,323
First Data Corp., 2018 Term Loan B, 4.24%, 3/23/18		720	679,802

			742,125
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		600	594,453
Machinery — 0.5%
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		620	623,175
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		542	544,406

			1,167,581
Media — 4.7%
Affinion Group, Inc., Term Loan B, 5.00%, 7/15/15		40	33,616
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		293	270,168
Tranche 1 Incremental, Term Loan, 7.50%, 7/03/14		1,432	1,386,000
Cequel Communications LLC, Term Loan B, 4.00%, 2/14/19		399	398,170
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		1,774	1,373,868
Term Loan C, 3.88%, 1/28/16		348	264,946
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		400	402,700
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		5,706	5,724,099
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		379	379,596
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,375	1,382,452
Thomson Reuters (Healthcare), Inc., Term Loan B, 6.75%, 6/06/19		345	347,443
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17		279	269,452

			12,232,510
Metals & Mining — 0.2%
Constellium Holding Co. BV, Term Loan B, 9.25%, 5/25/18		390	382,200
Multiline Retail — 0.5%
HEMA Holding BV, Mezzanine, 8.64%, 7/05/17	EUR	1,154	1,205,001
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17	USD	1,090	1,092,343
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		926	926,279

			2,018,622

Floating Rate Loan Interests (f)	Par (000)		Value

Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14 (g)	USD	360	$348,300
Verso Paper Finance Holdings LLC, Term Loan, 6.49%—7.24%, 2/01/13		1,420	710,209

			1,058,509
Pharmaceuticals — 0.1%
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		288	291,496
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		1,388	1,389,104
Term Loan A2, 7.00%, 6/30/14		5	5,005

			1,394,109
Real Estate Management & Development — 0.4%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		104	99,974
Extended Term Loan, 4.49%, 10/10/16		689	664,920
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		170	169,150

			934,044
Semiconductors & Semiconductor Equipment — 0.0%
NXP BV, Term Loan A-2, 5.50%, 3/03/17		65	65,443
Software — 0.4%
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		1,127	1,138,762
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 2.98%—3.20%, 5/29/14		356	349,553
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,047	1,037,771
Wireless Telecommunication Services — 0.0%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		54	54,320
Total Floating Rate Loan Interests — 19.4%			50,017,701

Other Interests (i)	Beneficial Interest (000)
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate		2,650	26
Media — 0.0%
Adelphia Escrow (a)		700	7
Adelphia Recovery Trust (a)		878	88

			95
Total Other Interests — 0.0%			121

Preferred Securities

Capital Trusts — 0.2%	Par (000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (f)		790	474,000

See Notes to Consolidated Financial Statements.

22	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Auto Components — 0.4%
Dana Holding Corp., 4.00% (b)(e)	7,570	$884,744
Diversified Financial Services — 1.4%
Ally Financial, Inc., 7.00% (b)	4,023	3,663,319
Total Preferred Stocks – 1.8%		4,548,063

Trust Preferreds
Diversified Financial Services — 0.8%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)	70,660	1,746,206
RBS Capital Funding Trust VII, 6.08% (a)(f)(h)(j)	26,500	454,210
Total Trust Preferreds — 0.8%		2,200,416
Total Preferred Securities — 2.8%		7,222,479

Warrants (k)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	29,930	—
Media — 0.0%
New Vision Holdings LLC (Expires 9/30/14)	15	—
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	312	—
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	1,070	—
Total Warrants – 0.0%		—
Total Long-Term Investments (Cost — $345,014,624) — 136.0%		351,637,724

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Group, Inc.	17	—
Total Options Purchased (Cost — $16,622) — 0.0%		—
Total Investments (Cost — $345,031,246) — 136.0%		351,637,724
Liabilities in Excess of Other Assets — (36.0)%		(93,146,505)

Net Assets — 100.0%		$258,491,219

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	When-issued security. Unsettled when-issued transaction was as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs Group, Inc.	$1,851,863	$15,413

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,264,805	(2,264,805)	—	$1,117

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
108	S&P 500 Index E-Mini	Chicago Mercantile	September 2012	$7,587,540	$(522,208)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counter party	Settle ment Date	Unrealized Appreci ation (Depreci ation)
GBP	103,000	USD	159,655	Credit Suisse Group AG	10/17/12	$3,869
GBP	148,000	USD	232,085	UBS AG	10/17/12	2,883
USD	68,178	AUD	67,500	Citigroup, Inc.	10/17/12	(1,288)
USD	119,010	AUD	117,000	UBS AG	10/17/12	(1,396)
USD	2,596,553	CAD	2,637,000	UBS AG	10/17/12	(76,153)
USD	145,793	GBP	93,000	Deutsche Bank AG	10/17/12	(1,855)
USD	3,797,156	GBP	2,446,000	UBS AG	10/17/12	(86,155)
USD	92,521	GBP	59,000	UBS AG	10/17/12	(1,149)
USD	86,393	GBP	55,000	UBS AG	10/17/12	(926)
EUR	50,000	USD	61,834	Citigroup, Inc.	10/22/12	1,088
EUR	181,000	USD	221,660	UBS AG	10/22/12	6,120
EUR	699,000	USD	867,358	UBS AG	10/22/12	12,297
USD	18,786,611	EUR	15,323,500	Citigroup, Inc.	10/22/12	(497,226)
USD	222,494	EUR	181,000	Citigroup, Inc.	10/22/12	(5,285)
USD	385,156	EUR	310,000	Citigroup, Inc.	10/22/12	(4,963)
USD	126,569	EUR	102,000	Royal Bank of Scotland Group Plc	10/22/12	(1,792)
USD	512,701	EUR	415,000	UBS AG	10/22/12	(9,556)
USD	260,389	EUR	211,000	UBS AG	10/22/12	(5,144)
USD	224,679	EUR	182,000	UBS AG	10/22/12	(4,358)
USD	126,612	EUR	103,000	UBS AG	10/22/12	(3,009)
Total						$(673,998)

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	23

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

•	Credit default swaps on single-name issues - buy protection outstanding as of August 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counter party	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$95	$(7,042)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$80	(6,570)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$155	(11,042)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$85	(4,339)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$80	(4,585)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$280	5,093
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	$210	(4,707)
Israel Government Bond	1.00%	Deutsche Bank AG	3/20/17	$625	(14,401)
Total					$(47,593)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter party	Expira tion Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrea lized Appreci ation (Depreci ation)
Air Lease Corp.	5.00%	Goldman Sachs Group, Inc.	2/14/13	NR	$500	$8,290
CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB-	$3,100	403,195
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B	$500	41,882
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	$300	25,338
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	$300	27,000
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/16	B	$125	14,933
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	$350	30,667
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	$125	14,522
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/17	B	$185	12,212
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B–	$430	6,129
Ford Motor Co.	5.00%	Deutsche Bank AG	3/20/17	BB+	$1,300	57,262
Hertz Corp.	5.00%	Citigroup, Inc.	6/20/17	B	$165	(5,451)
Goodyear Tire & Rubber Co.	5.00%	Deutsche Bank AG	6/20/17	B+	$290	13,513
Goodyear Tire & Rubber Co.	5.00%	Goldman Sachs Group, Inc.	6/20/17	B+	$300	10,572
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB–	$1,500	122,198
Level 3 Communic ations, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/19	B–	$900	24,602
Total						$806,864

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2012 were as follows:

Index	Pay Fixed Rate	Counter party	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Series 18	5.00%	Credit Suisse Group AG	6/20/17	$1,683	$(5,458)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instrument. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instrument)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

24	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$16,544,041	$668,526	$3,853,853	$21,066,420
Corporate Bonds	—	269,237,177	4,093,826	273,331,003
Floating Rate Loan Interests	—	42,446,578	7,571,123	50,017,701
Other Interests	88	—	33	121
Preferred Securities	2,200,416	5,022,063	—	7,222,479

Total	$18,744,545	$317,374,344	$15,518,835	$351,637,724

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$277,596	$539,812	$817,408
Foreign currency exchange contracts	—	26,257	—	26,257
Liabilities:
Credit contracts	—	(63,595)	—	(63,595)
Equity contracts	$(522,208)	—	—	(522,208)
Foreign currency exchange contracts	—	(700,255)	—	(700,255)

Total	$(522,208)	$(459,997)	$539,812	$(442,393)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,506,487	—	—	$1,506,487
Cash pledged as collateral for financial futures contracts	432,000	—	—	432,000
Foreign currency at value	260,020	—	—	260,020
Liabilities:
Cash received as collateral for swaps	—	$(600,000)	—	(600,000)
Loan payable	—	(98,000,000)	—	(98,000,000)

Total	$2,198,507	$(98,600,000)	—	$(96,401,493)

As of February 29, 2012, the Fund used observable inputs in determining the value of certain equity securities. During the year, the Fund began valuing these securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $6,894,626 transferred from Level 2 to Level 1 in the disclosure hierarchy.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	25

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

The following table summarizes the valuation techniques used and unobservable inputs developed by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the fair value of certain of the Fund’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs[2]
Assets:
Common Stocks	$3,853,848	Market Comparable Companies	EBITDA Multiple	5.9x	5.9x
			Forward EBITDA Multiple	4.6x	4.6x
		Cost	N/A3	—	—
Corporate Bonds	3,847,720	Market Comparable Companies	Yield	7.00%—9.67%	8.76%
			EBITDA Multiple	6.0x	6.0x
		Cost	N/A3	—	—
Floating Rate Loan Interests	3,134,643	Market Comparable Companies	Illiquidity Discount	50%	50%
			Yield	9.65%	9.65%
		Cost	N/A3	—	—

Total[4]	$10,836,211

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Illiquidity Discount	Decrease	Increase
Yield	Decrease	Increase

[2]	Unobservable inputs are weighted based on the fair value of the investments included in the range.

[3]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[4]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening balance, as of February 29, 2012	$4,138,509	$4,181,040	$5,454,878	$34	$13,774,461
Transfers into Level 3[5]	—	—	2,003,700	—	2,003,700
Transfers out of Level 3[6]	(35,343)	—	(201,394)	—	(236,737)
Accrued discounts/premiums	—	1,564	62,000	—	63,564
Net realized gain (loss)	(1,186,175)	—	(328,514)	—	(1,514,689)
Net change in unrealized appreciation/depreciation[7]	790,896	(53,051)	290,432	(1)	1,028,276
Purchases	145,977	53,465	1,615,477	—	1,814,919
Sales	(11)	(89,192)	(1,325,456)	—	(1,414,659)

Closing Balance, as of August 31, 2012	$3,853,853	$4,093,826	$7,571,123	$33	$15,518,835

[5]

As of February 29, 2012, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,003,700 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[6]

As of February 29, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $236,737 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[7]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $(440,350).

See Notes to Consolidated Financial Statements.

26	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Opening balance, as of February 29, 2012	$216,962
Transfers into Level 3[1]	—
Transfers out of Level 3[1]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	322,850
Purchases	—
Issuances[3]	—
Sales	—
Settlements[4]	—

Closing Balance, as of August 31, 2012	$539,812

[1]	Transfers into and transfers out of Level 3 represent the beginning of the reporting period value.

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of August 31, 2012 was $322,850.

[3]	Issuances represent upfront cash received on certain derivative financial instruments.

[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	27

Consolidated Schedule of Investments	BlackRock Corporate High Yield Fund III, Inc. (CYE)
August 31, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components — 2.0%
Dana Holding Corp.	36,200	$494,492
Delphi Automotive Plc (a)	171,704	5,200,902

		5,695,394
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	7,130	89,339
Capital Markets — 0.4%
American Capital Ltd. (a)	53,273	585,470
E*Trade Financial Corp. (a)	74,600	639,322

		1,224,792
Chemicals — 0.2%
ADA-ES, Inc. (a)	1,820	42,679
CF Industries Holdings, Inc.	1,000	207,010
Huntsman Corp.	14,000	201,320

		451,009
Commercial Banks — 0.2%
CIT Group, Inc. (a)	17,270	652,115
Communications Equipment — 0.3%
Loral Space & Communications Ltd.	12,778	938,161
Diversified Financial Services — 0.5%
Kcad Holdings I Ltd.	220,203,372	1,460,169
Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc. (a)	22,280	480,134
Electrical Equipment — 0.0%
Medis Technologies Ltd.	70,784	212
Energy Equipment & Services — 0.9%
Laricina Energy Ltd. (a)	35,294	1,521,679
Osum Oil Sands Corp. (a)	82,000	1,039,817

		2,561,496
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd.	76,940	10,002
Media — 2.2%
Belo Corp., Class A	23,782	173,609
Charter Communications, Inc. (a)	70,305	5,469,729
Clear Channel Outdoor Holdings, Inc., Class A (a)	9,964	52,311
Cumulus Media, Inc., Class A (a)	93,867	260,011
DISH Network Corp., Class A	5,900	188,741

		6,144,401
Metals & Mining — 0.1%
African Minerals Ltd. (a)	47,050	188,299
Oil, Gas & Consumable Fuels — 0.1%
African Petroleum Corp. Ltd. (a)	196,300	251,481
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)(b)	140,415	307,681
Ainsworth Lumber Co. Ltd. (a)	122,117	267,586
Western Forest Products, Inc. (a)	158,023	171,529
Western Forest Products, Inc. (a)(b)	45,762	49,673

		796,469
Semiconductors & Semiconductor Equipment — 0.3%
NXP Semiconductors NV (a)	5,400	125,928
Spansion, Inc., Class A (a)	64,237	734,229
SunPower Corp.	271	1,214

		861,371
Software — 0.2%
Bankruptcy Management Solutions, Inc. (a)	501	5
HMH Holdings/EduMedia	20,718	507,588

		507,593
Total Common Stocks — 7.9%		22,312,437

Corporate Bonds	Par (000)		Value

Aerospace & Defense — 0.7%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	230	$246,100
7.13%, 3/15/21		330	357,225
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		846	900,990
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		435	393,608

			1,897,923
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1 12.38%, 9/02/15		596	606,832
Series 2 12.38%, 8/16/15		603	613,879

			1,220,711
Airlines — 1.5%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		1,087	1,152,151
Continental Airlines, Inc.:
Series 1997-4, Class B 6.90%, 7/02/18 (c)		278	277,703
Series 2010-1, Class B 6.00%, 7/12/20		444	447,265
Delta Air Lines, Inc.:
Series 2002-1, Class G-1 6.72%, 7/02/24		611	662,744
Delta Air Lines, Inc.:
Series 2009-1-B 9.75%, 6/17/18		192	207,396
Series 2010-1, Class B 6.38%, 7/02/17		500	500,000
US Airways Pass Through Trust:
Series 2011-1, Class C 10.88%, 10/22/14		679	695,867
Series 2012-1, Class C 9.13%, 10/01/15		450	459,000

			4,402,126
Auto Components — 2.1%
Dana Holding Corp., 6.75%, 2/15/21		450	484,875
Delphi Corp., 6.13%, 5/15/21		170	187,000
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(d)(e)		255	255,000
8.00%, 1/15/18		3,035	3,232,275
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		380	397,575
International Automotive Components Group SL, 9.13%, 6/01/18 (b)		40	38,350
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	482	807,254
Titan International, Inc., 7.88%, 10/01/17	USD	465	487,088

			5,889,417
Beverages — 0.2%
Crown European Holdings SA:
7.13%, 8/15/18 (b)	EUR	251	347,279
7.13%, 8/15/18		188	260,113

			607,392
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (b)	USD	54	53,876
Building Products — 0.8%
Building Materials Corp. of America (b):
7.00%, 2/15/20		530	573,725
6.75%, 5/01/21		790	863,075
Momentive Performance Materials, Inc., 11.50%, 12/01/16		375	228,750
USG Corp., 9.75%, 1/15/18		610	654,225

			2,319,775

See Notes to Consolidated Financial Statements.

28	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Capital Markets — 0.8%
E*Trade Financial Corp.:
12.50%, 11/30/17 (f)	USD	1,070	$1,221,138
2.25%, 8/31/19 (b)(e)(g)		244	208,620
Series A 2.25%, 8/31/19 (g)		7	5,985
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)		650	735,768

			2,171,511
Chemicals — 4.1%
Basell Finance Co. BV, 8.10%, 3/15/27 (b)		420	560,700
Celanese US Holdings LLC, 5.88%, 6/15/21		1,785	1,972,425
Chemtura Corp., 7.88%, 9/01/18		310	334,025
Hexion US Finance Corp.:
6.63%, 4/15/20		245	247,450
9.00%, 11/15/20		310	265,050
Huntsman International LLC, 8.63%, 3/15/21		170	194,650
INEOS Finance Plc (b):
8.38%, 2/15/19		890	936,725
7.50%, 5/01/20		440	448,800
INEOS Group Holdings Plc, 8.50%, 2/15/16 (b)		145	136,663
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	342	468,883
Kraton Polymers LLC, 6.75%, 3/01/19	USD	125	128,125
LyondellBasell Industries NV, 5.75%, 4/15/24		2,820	3,193,650
Nexeo Solutions LLC, 8.38%, 3/01/18		185	180,838
PolyOne Corp., 7.38%, 9/15/20		215	234,887
TPC Group LLC, 8.25%, 10/01/17		335	367,662
Tronox Finance LLC, 6.38%, 8/15/20 (b)		1,900	1,919,000

			11,589,533
Commercial Banks — 0.9%
CIT Group, Inc.:
7.00%, 5/02/16 (b)		378	378,713
5.25%, 3/15/18		550	573,375
5.50%, 2/15/19 (b)		530	552,525
5.00%, 8/15/22		580	584,394
6.00%, 4/01/36		550	498,206

			2,587,213
Commercial Services & Supplies — 2.0%
ARAMARK Corp., 8.50%, 2/01/15		360	369,004
ARAMARK Holdings Corp., 8.63%, 5/01/16 (b)(f)		440	450,454
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		540	554,445
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		108	113,788
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		25	25,250
Casella Waste Systems, Inc., 7.75%, 2/15/19		470	465,300
Clean Harbors, Inc., 5.25%, 8/01/20 (b)		528	541,860
Covanta Holding Corp., 6.38%, 10/01/22		635	694,291
EC Finance Plc, 9.75%, 8/01/17	EUR	352	458,795
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)	USD	222	234,765
Mobile Mini, Inc., 7.88%, 12/01/20		365	391,463
RSC Equipment Rental, Inc., 8.25%, 2/01/21		875	958,125
Verisure Holding AB:
8.75%, 9/01/18	EUR	184	231,435
8.75%, 12/01/18		100	111,315
West Corp., 8.63%, 10/01/18	USD	135	137,025

			5,737,315
Communications Equipment — 1.8%
Avaya, Inc., 9.75%, 11/01/15		780	676,650
Frontier Communications Corp., 6.25%, 1/15/13		900	915,750
Hughes Satellite Systems Corp., 6.50%, 6/15/19		410	439,212
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,550	1,646,875
10.13%, 7/01/20		1,270	1,362,075

			5,040,562

Corporate Bonds	Par (000)		Value

Computers & Peripherals — 0.1%
SanDisk Corp., 1.50%, 8/15/17 (e)	USD	220	$243,650
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		200	207,500
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)		330	342,375
URS Corp., 5.00%, 4/01/22 (b)		75	76,049

			625,924
Construction Materials — 1.4%
HD Supply, Inc. (b):
8.13%, 4/15/19		1,545	1,676,325
11.00%, 4/15/20		1,475	1,622,500
Xefin Lux SCA:
8.00%, 6/01/18 (b)	EUR	254	311,494
8.00%, 6/01/18		200	245,271

			3,855,590
Consumer Finance — 0.2%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	445	489,500
Containers & Packaging — 1.7%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (b)	EUR	375	498,796
7.38%, 10/15/17 (b)	USD	200	214,250
7.38%, 10/15/17	EUR	200	266,025
9.13%, 10/15/20 (b)	USD	395	410,800
9.13%, 10/15/20 (b)		205	214,225
9.13%, 10/15/20 (b)		204	212,670
Berry Plastics Corp.:
4.34%, 9/15/14 (d)		300	295,500
8.25%, 11/15/15		115	121,037
9.75%, 1/15/21		420	465,150
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	706	870,247
GCL Holdings SCA, 9.38%, 4/15/18 (b)		267	325,758
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	375	418,125
OI European Group BV, 6.88%, 3/31/17	EUR	155	201,295
Sealed Air Corp., 8.38%, 9/15/21 (b)	USD	185	208,125
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		180	188,100

			4,910,103
Distributors — 0.6%
VWR Funding, Inc., 7.25%, 9/15/17 (b)(h)		1,619	1,639,238
Diversified Consumer Services — 1.5%
Laureate Education, Inc., 9.25%, 9/01/19 (b)		605	605,000
Service Corp. International, 7.00%, 6/15/17		3,000	3,420,000
ServiceMaster Co., 8.00%, 2/15/20		190	202,588

			4,227,588
Diversified Financial Services — 4.4%
Aircastle Ltd., 6.75%, 4/15/17		470	507,600
Ally Financial, Inc.:
7.50%, 12/31/13		280	299,250
8.00%, 11/01/31		3,650	4,316,125
CNG Holdings, Inc., 9.38%, 5/15/20 (b)		300	306,000
DPL, Inc., 7.25%, 10/15/21 (b)		1,175	1,339,500
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	300	444,201
General Motors Financial Co., Inc., 6.75%, 6/01/18	USD	300	332,623
Lehman Brothers Holdings, Inc. (a)(i):
5.38%, 10/17/12	EUR	150	48,111
4.75%, 1/16/14		760	243,762
1.00%, 2/05/14		1,600	520,226
1.00%, 9/22/18	USD	175	43,094
1.00%, 12/31/49		620	152,675
Leucadia National Corp., 8.13%, 9/15/15		825	930,187

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	29

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Financial Services (concluded)
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	209	$271,424
7.13%, 4/15/19	USD	245	263,988
9.75%, 4/15/19		275	279,469
7.88%, 8/15/19		355	394,937
9.88%, 8/15/19		1,045	1,105,087
8.25%, 2/15/21		135	132,638
WMG Acquisition Corp.:
9.50%, 6/15/16		120	131,100
11.50%, 10/01/18		416	456,560

			12,518,557
Diversified Telecommunication Services — 2.3%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12 (a)(i)		1,035	698,625
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)		595	638,137
ITC Deltacom, Inc., 10.50%, 4/01/16		280	301,700
Level 3 Communications, Inc., 8.88%, 6/01/19 (b)		315	321,300
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,325	1,387,937
7.00%, 6/01/20 (b)		574	571,130
8.63%, 7/15/20		845	904,150
OTE Plc, 5.00%, 8/05/13	EUR	112	122,099
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		150	189,613
6.75%, 8/15/24		367	468,537
Windstream Corp.:
8.13%, 8/01/13	USD	460	485,300
7.88%, 11/01/17		393	427,388

			6,515,916
Electric Utilities — 0.7%
Mirant Mid Atlantic Pass Through Trust, Series B, 9.13%, 6/30/17		290	311,742
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	1,300	1,627,455

			1,939,197
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (b)	USD	370	370,925
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19		370	405,150
Jabil Circuit, Inc., 8.25%, 3/15/18		235	282,000
Micron Technology, Inc., 2.38%, 5/01/32 (b)(e)		441	419,501
NXP BV/NXP Funding LLC, 9.75%, 8/01/18 (b)		200	228,500

			1,335,151
Energy Equipment & Services — 3.4%
Atwood Oceanics, Inc., 6.50%, 2/01/20		140	149,450
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		395	387,100
Compagnie Générale de Géophysique, Veritas:
7.75%, 5/15/17		250	261,250
6.50%, 6/01/21		1,255	1,306,769
Forbes Energy Services Ltd., 9.00%, 6/15/19		365	354,050
FTS International Services LLC/ FTS International Bonds Inc., 8.13%, 11/15/18 (b)		1,755	1,812,037
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (b)		155	158,100
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		315	321,300
Key Energy Services, Inc., 6.75%, 3/01/21		450	457,875
MEG Energy Corp. (b):
6.50%, 3/15/21		1,205	1,268,263
6.38%, 1/30/23		450	469,125
Oil States International, Inc., 6.50%, 6/01/19		320	340,000
Peabody Energy Corp.:
6.25%, 11/15/21 (b)		1,405	1,429,587
7.88%, 11/01/26		375	400,313

Corporate Bonds	Par (000)		Value

Energy Equipment & Services (concluded)
Precision Drilling Corp.:
6.63%, 11/15/20	USD	75	$78,750
6.50%, 12/15/21		295	309,750

			9,503,719
Food & Staples Retailing — 0.2%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	100	139,731
Rite Aid Corp., 9.25%, 3/15/20	USD	375	385,312

			525,043
Food Products — 0.4%
Darling International, Inc., 8.50%, 12/15/18		115	130,237
Del Monte Corp., 7.63%, 2/15/19		61	60,924
Post Holdings, Inc., 7.38%, 2/15/22 (b)		385	405,694
Smithfield Foods, Inc., 6.63%, 8/15/22		588	601,965

			1,198,820
Health Care Equipment & Supplies — 1.5%
Biomet, Inc.:
10.00%, 10/15/17		195	206,335
6.50%, 8/01/20 (b)		708	734,550
DJO Finance LLC:
10.88%, 11/15/14		519	541,706
8.75%, 3/15/18 (b)		450	478,125
7.75%, 4/15/18		100	91,500
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (b)		208	233,220
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (b)		650	690,625
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		540	621,675
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)		280	254,100
Teleflex, Inc., 6.88%, 6/01/19		295	315,650

			4,167,486
Health Care Providers & Services — 7.3%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		570	592,800
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		785	809,531
7.13%, 7/15/20		456	477,660
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	494	664,848
Crown Newco 3 Plc, 7.00%, 2/15/18 (b)	GBP	364	582,313
DaVita, Inc., 5.75%, 8/15/22	USD	928	965,120
HCA, Inc.:
8.50%, 4/15/19		135	152,213
6.50%, 2/15/20		2,355	2,587,556
7.88%, 2/15/20		95	106,044
7.25%, 9/15/20		2,600	2,881,125
5.88%, 3/15/22		275	292,531
Hologic, Inc., 6.25%, 8/01/20 (b)		1,597	1,690,824
IASIS Healthcare LLC, 8.38%, 5/15/19		1,538	1,466,867
INC Research LLC, 11.50%, 7/15/19 (b)		410	401,800
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		135	113,738
Omnicare, Inc., 7.75%, 6/01/20		1,005	1,108,012
PSS World Medical, Inc., 6.38%, 3/01/22		334	353,205
Symbion, Inc., 8.00%, 6/15/16		345	348,666
Tenet Healthcare Corp.:
10.00%, 5/01/18		839	964,850
6.25%, 11/01/18		330	358,256
8.88%, 7/01/19		2,624	2,984,800
United Surgical Partners International, Inc., 9.00%, 4/01/20 (b)		290	311,388
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (b)		465	484,762

			20,698,909

See Notes to Consolidated Financial Statements.

30	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)	USD	2,405	$2,825,875
Hotels, Restaurants & Leisure — 4.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18 (b)		290	295,075
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		1,360	1,465,400
10.00%, 12/15/18		2,684	1,690,920
8.50%, 2/15/20 (b)		305	300,806
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (b)		1,673	1,664,635
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)		325	338,000
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	211	232,885
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,190	1,265,862
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)		140	136,500
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	324	445,011
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	265	340,817
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)	USD	300	273,000
MGM Resorts International:
10.38%, 5/15/14		190	215,650
4.25%, 4/15/15 (e)		1,080	1,090,800
11.13%, 11/15/17		1,400	1,557,500
MTR Gaming Group, Inc., 11.50%, 8/01/19 (f)		151	154,896
Travelport LLC:
5.09%, 9/01/14 (d)		180	127,800
9.88%, 9/01/14		40	31,800
9.00%, 3/01/16		120	85,200
6.46%, 12/01/16 (b)(f)		419	323,781
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(i)		305	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (b)		620	633,950

			12,670,288
Household Durables — 1.7%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (b)		50	51,125
Jarden Corp., 7.50%, 1/15/20	EUR	305	413,360
Libbey Glass, Inc., 6.88%, 5/15/20 (b)	USD	610	650,413
Pulte Group, Inc., 6.38%, 5/15/33		190	165,300
Ryland Group, Inc., 6.63%, 5/01/20		340	358,700
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	303	386,830
Standard Pacific Corp.:
10.75%, 9/15/16	USD	1,390	1,678,425
8.38%, 1/15/21		1,055	1,176,325

			4,880,478
Household Products — 0.6%
Ontex IV SA:
7.50%, 4/15/18	EUR	104	132,773
7.50%, 4/15/18 (b)		150	191,500
9.00%, 4/15/19		213	246,478
Spectrum Brands Holdings, Inc.:
9.50%, 6/15/18	USD	360	410,850
9.50%, 6/15/18 (b)		590	673,338

			1,654,939
Independent Power Producers & Energy Traders — 3.1%
The AES Corp., 7.38%, 7/01/21		275	314,875
Calpine Corp. (b):
7.25%, 10/15/17		180	192,600
7.50%, 2/15/21		100	111,000
7.88%, 1/15/23		445	502,850
Energy Future Holdings Corp., 10.00%, 1/15/20		1,920	2,116,800
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)		305	311,481
10.00%, 12/01/20		2,691	3,020,648

Corporate Bonds	Par (000)		Value

Independent Power Producers & Energy Traders (concluded)
11.75%, 3/01/22 (b)	USD	588	$626,220
GenOn REMA LLC, 9.24%, 7/02/17		242	259,665
Laredo Petroleum, Inc.:
9.50%, 2/15/19		485	550,475
7.38%, 5/01/22		370	397,750
QEP Resources, Inc., 5.38%, 10/01/22		333	341,325

			8,745,689
Industrial Conglomerates — 2.3%
Sequa Corp. (b):
11.75%, 12/01/15		2,340	2,457,000
13.50%, 12/01/15		3,954	4,191,252

			6,648,252
Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,700	1,757,375
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		367	401,406
Genworth Financial, Inc., 7.63%, 9/24/21		430	439,374
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		260	232,700

			2,830,855
IT Services — 3.1%
Ceridian Corp., 8.88%, 7/15/19 (b)		1,480	1,587,300
Epicor Software Corp., 8.63%, 5/01/19		570	587,100
First Data Corp.:
7.38%, 6/15/19 (b)		1,580	1,631,350
8.88%, 8/15/20 (b)		535	583,150
6.75%, 11/01/20 (b)		895	888,288
8.25%, 1/15/21 (b)		620	614,575
12.63%, 1/15/21		1,699	1,720,237
SunGard Data Systems, Inc.:
7.38%, 11/15/18		550	584,375
7.63%, 11/15/20		600	643,500

			8,839,875
Machinery — 1.2%
SPX Corp., 6.88%, 9/01/17		175	194,250
UR Merger Sub Corp. (b):
5.75%, 7/15/18		257	271,778
7.38%, 5/15/20		440	466,400
7.63%, 4/15/22		2,157	2,329,560

			3,261,988
Media — 12.7%
Affinion Group, Inc., 7.88%, 12/15/18		815	582,725
AMC Networks, Inc., 7.75%, 7/15/21		225	254,813
CCO Holdings LLC:
6.50%, 4/30/21		498	534,105
5.25%, 9/30/22		990	980,100
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)		1,065	1,120,912
Checkout Holding Corp., 16.00%, 11/15/15 (b)(g)		670	408,700
Cinemark USA, Inc., 8.63%, 6/15/19		220	246,400
Clear Channel Communications, Inc., 9.00%, 3/01/21		449	385,018
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		1,495	1,618,337
Series B, 9.25%, 12/15/17		5,202	5,650,672
Series B, 7.63%, 3/15/20		1,624	1,575,280
Cox Enterprises, Inc. (b):
Loan Close 2, 12.00%, 8/15/18		688	688,495
Loan Close 3, 12.00%, 8/15/18		786	787,146
Shares Loan, 12.00%, 8/15/18		811	811,824
CSC Holdings LLC, 8.50%, 4/15/14		390	428,513
DISH DBS Corp., 5.88%, 7/15/22 (b)		1,150	1,158,625

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	31

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media (concluded)
Harron Communications LP, 9.13%, 4/01/20 (b)	USD	320	$346,400
Intelsat Jackson Holdings SA:
11.25%, 6/15/16		883	929,357
7.25%, 10/15/20 (b)		820	883,550
Intelsat Luxembourg SA:
11.25%, 2/04/17		620	651,000
11.50%, 2/04/17 (f)		1,200	1,260,000
Interactive Data Corp., 10.25%, 8/01/18		1,345	1,516,487
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		340	379,950
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18 (b)	EUR	345	467,571
Lamar Media Corp., 5.88%, 2/01/22	USD	140	148,400
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		735	786,450
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		558	622,170
Nielsen Finance LLC:
11.63%, 2/01/14		117	132,795
7.75%, 10/15/18		2,145	2,413,125
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (b)	GBP	207	326,220
ProQuest LLC, 9.00%, 10/15/18 (b)	USD	500	458,750
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(e)(i)		850	425
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)		510	544,425
Unitymedia GmbH:
9.63%, 12/01/19 (b)	EUR	570	805,668
9.63%, 12/01/19		168	237,460
9.50%, 3/15/21		320	459,349
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17 (b)	USD	956	1,034,870
8.13%, 12/01/17 (b)	EUR	135	183,175
7.50%, 3/15/19		794	1,093,569
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	400	449,000
UPCB Finance II Ltd.:
6.38%, 7/01/20 (b)	EUR	822	1,080,438
6.38%, 7/01/20		300	394,320
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	300	309,000
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	388	535,609
Ziggo Finance BV, 6.13%, 11/15/17 (b)		74	99,360

			35,780,558
Metals & Mining — 3.8%
Eco-Bat Finance Plc, 7.75%, 2/15/17		460	584,374
FMG Resources August 2006 Property Ltd. (b):
6.88%, 2/01/18	USD	360	342,900
6.88%, 4/01/22		190	174,800
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)		300	315,750
Goldcorp, Inc., 2.00%, 8/01/14 (e)		1,060	1,221,650
Kaiser Aluminum Corp., 8.25%, 6/01/20 (b)		225	238,500
New Gold, Inc., 7.00%, 4/15/20 (b)		150	157,875
New World Resources NV, 7.88%, 5/01/18	EUR	655	819,740
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD	1,475	1,875,094
Novelis, Inc., 8.75%, 12/15/20		3,315	3,704,512
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	315	319,937
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	USD	245	253,575
Taseko Mines Ltd., 7.75%, 4/15/19		420	400,050
Vedanta Resources Plc, 8.25%, 6/07/21 (b)		270	257,850

			10,666,607
Multiline Retail — 0.3%
Dollar General Corp., 4.13%, 7/15/17		792	823,680

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels — 10.7%
Access Midstream Partners LP, 6.13%, 7/15/22	USD	275	$285,313
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (e)		803	720,692
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		315	283,500
6.25%, 6/01/21		255	228,225
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)		680	710,600
Berry Petroleum Co., 6.38%, 9/15/22		410	436,650
BreitBurn Energy Partners LP, 7.88%, 4/15/22 (b)		255	260,100
CCS, Inc., 11.00%, 11/15/15 (b)		570	589,950
Chaparral Energy, Inc., 7.63%, 11/15/22 (b)		220	232,650
Chesapeake Energy Corp.:
7.25%, 12/15/18		15	15,713
6.63%, 8/15/20		180	184,950
6.88%, 11/15/20		175	181,563
6.13%, 2/15/21		595	590,537
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		116	123,540
Concho Resources, Inc.:
7.00%, 1/15/21		160	178,400
6.50%, 1/15/22		110	118,800
5.50%, 10/01/22		475	490,437
Consol Energy, Inc., 8.25%, 4/01/20		1,765	1,901,787
Continental Resources, Inc., 7.13%, 4/01/21		370	414,400
Copano Energy LLC, 7.13%, 4/01/21		300	313,500
Crosstex Energy LP:
8.88%, 2/15/18		180	192,150
7.13%, 6/01/22 (b)		150	149,250
Crown Oil Partners IV LP, 15.00%, 3/07/15		597	596,620
Denbury Resources, Inc., 8.25%, 2/15/20		47	53,345
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		555	618,825
7.75%, 6/15/19		900	956,250
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (b)		345	370,012
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 9/01/22 (b)		215	215,538
EV Energy Partners LP, 8.00%, 4/15/19		150	154,875
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		745	819,500
Holly Energy Partners LP, 6.50%, 3/01/20 (b)		155	161,975
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (b)		350	371,875
Linn Energy LLC:
6.50%, 5/15/19 (b)		95	94,525
6.25%, 11/01/19 (b)		2,045	2,019,437
8.63%, 4/15/20		225	243,000
7.75%, 2/01/21		200	208,500
MarkWest Energy Partners LP:
6.25%, 6/15/22		80	85,000
5.50%, 2/15/23		225	230,063
Newfield Exploration Co., 6.88%, 2/01/20		780	852,150
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (b)		310	316,200
Oasis Petroleum, Inc.:
7.25%, 2/01/19		265	279,575
6.50%, 11/01/21		290	295,800
Offshore Group Investments Ltd.:
11.50%, 8/01/15 (b)		1,330	1,469,650
11.50%, 8/01/15		325	359,125
OGX Petroleo e Gas Participacoes SA (b):
8.50%, 6/01/18		1,997	1,772,337
8.38%, 4/01/22		500	425,000
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)		295	308,275
PetroBakken Energy Ltd., 8.63%, 2/01/20 (b)		1,195	1,221,887
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		575	613,812
Pioneer Natural Resources Co.:
6.88%, 5/01/18		460	556,922
7.50%, 1/15/20		145	181,347
Range Resources Corp.:
8.00%, 5/15/19		345	381,225
5.75%, 6/01/21		985	1,047,794
5.00%, 8/15/22		435	452,944

See Notes to Consolidated Financial Statements.

32	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16	USD	610	$652,700
Samson Investment Co., 9.75%, 2/15/20 (b)		83	85,490
SandRidge Energy, Inc.:
7.50%, 3/15/21		250	253,125
7.50%, 3/15/21 (b)		690	698,625
8.13%, 10/15/22 (b)		255	266,475
7.50%, 2/15/23 (b)		545	547,725
SESI LLC:
6.38%, 5/01/19		325	344,500
7.13%, 12/15/21		235	261,438
SM Energy Co.:
6.63%, 2/15/19		130	135,850
6.50%, 11/15/21		265	276,925
6.50%, 1/01/23 (b)		125	130,313
Vanguard Natural Resources, 7.88%, 4/01/20		270	270,000

			30,259,256
Paper & Forest Products — 1.6%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(f)		1,252	1,139,184
Boise Paper Holdings LLC:
9.00%, 11/01/17		60	66,450
8.00%, 4/01/20		125	138,125
Clearwater Paper Corp.:
10.63%, 6/15/16		390	435,825
7.13%, 11/01/18		585	639,113
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)		345	357,075
NewPage Corp., 11.38%, 12/31/14 (a)(i)		2,070	1,402,425
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19		200	210,500
6.63%, 4/15/21		140	129,500

			4,518,197
Pharmaceuticals — 1.0%
Capsugel Finance Co. SCA:
9.88%, 8/01/19	EUR	100	140,559
9.88%, 8/01/19 (b)		200	281,118
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (b)	USD	185	206,275
Spectrum Brands, Inc., 6.75%, 3/15/20 (b)		260	273,000
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16		1,245	1,313,475
6.75%, 8/15/21		570	578,550

			2,792,977
Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20		920	982,100
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 6.75%, 6/01/19		1,215	1,303,088
The Rouse Co. LP, 6.75%, 11/09/15		520	547,950

			1,851,038
Real Estate Management & Development — 2.3%
CBRE Services, Inc., 6.63%, 10/15/20		335	365,987
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		710	727,750
Forest City Enterprises, Inc., 7.63%, 6/01/15		426	423,604
IVG Immobilien AG, 8.00% (j)	EUR	200	114,208
Realogy Corp.:
11.50%, 4/15/17	USD	400	425,000
12.00%, 4/15/17		100	104,750
7.88%, 2/15/19 (b)		2,065	2,126,950
7.63%, 1/15/20 (b)		505	550,450
9.00%, 1/15/20 (b)		335	361,800
Shea Homes LP, 8.63%, 5/15/19		1,250	1,390,625

			6,591,124

Corporate Bonds	Par (000)		Value

Road & Rail — 1.3%
Florida East Coast Railway Corp., 8.13%, 2/01/17	USD	410	$430,500
The Hertz Corp.:
7.50%, 10/15/18		550	593,312
6.75%, 4/15/19 (b)		290	304,500
7.38%, 1/15/21		415	451,313
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	188	256,566
8.50%, 7/31/15 (b)		1,115	1,521,655

			3,557,846
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17	USD	580	565,500
Software — 1.3%
Audatex North America, Inc., 6.75%, 6/15/18 (b)		530	568,425
Infor US, Inc., 9.38%, 4/01/19 (b)		1,650	1,786,125
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		885	904,913
Sophia LP, 9.75%, 1/15/19 (b)		442	475,150

			3,734,613
Specialty Retail — 2.8%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		365	403,325
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		490	508,375
House of Fraser Funding Plc:
8.88%, 8/15/18 (b)	GBP	285	402,193
8.88%, 8/15/18		221	311,876
Limited Brands, Inc.:
8.50%, 6/15/19	USD	785	942,000
5.63%, 2/15/22		160	168,400
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		793	838,597
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)		540	550,800
Phones4u Finance Plc, 9.50%, 4/01/18 (b)	GBP	400	612,910
QVC, Inc. (b):
7.13%, 4/15/17	USD	230	243,276
7.50%, 10/01/19		625	692,509
7.38%, 10/15/20		290	323,138
5.13%, 7/02/22		429	449,653
Sally Holdings LLC:
6.88%, 11/15/19		545	609,038
5.75%, 6/01/22		435	468,169
Sonic Automotive, Inc., 9.00%, 3/15/18		370	404,225

			7,928,484
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		440	456,500
Trading Companies & Distributors — 0.6%
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		490	509,600
Doric Nimrod Air Finance Alpha Ltd. (b):
Series 2012-1, Class A, 5.13%, 11/30/24		635	644,525
Series 2012-1, Class B, 6.50%, 5/30/21		575	581,797

			1,735,922
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		431	454,166
Wireless Telecommunication Services — 4.0%
Cricket Communications, Inc.:
7.75%, 5/15/16		110	116,050
7.75%, 10/15/20		215	208,550
Digicel Group Ltd. (b):
9.13%, 1/15/15		1,783	1,800,830
8.25%, 9/01/17		1,180	1,250,800
10.50%, 4/15/18		1,020	1,101,600
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	195	265,506
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	760	786,600
NII Capital Corp., 7.63%, 4/01/21		341	263,422
SBA Telecommunications, Inc., 5.75%, 7/15/20 (b)		286	298,870

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	33

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Wireless Telecommunication Services (concluded)
Sprint Capital Corp., 6.88%, 11/15/28	USD 1,827	$1,653,435
Sprint Nextel Corp. (b):
9.00%, 11/15/18	1,780	2,100,400
7.00%, 3/01/20	1,330	1,456,350

		11,302,413
Total Corporate Bonds – 104.3%		294,641,890

Floating Rate Loan Interests (d)
Airlines — 0.1%
Delta Air Lines, Inc., Credit, Term Loan B, 5.50%, 4/20/17	396	398,797
Auto Components — 0.5%
Federal-Mogul Corp., Term Loan B, 2.17%—2.18%, 12/29/14	945	901,873
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17	395	396,153

		1,298,026
Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17	398	402,949
Capital Markets — 0.7%
American Capital Holdings, Term Loan, 5.50%, 7/19/16	816	819,060
Nuveen Investments, Inc.:
Incremental Term Loan, 7.25%, 5/13/17	655	657,947
Second Lien Term Loan, 8.25%, 2/28/19	415	417,594

		1,894,601
Chemicals — 0.7%
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19	170	171,595
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18	1,147	1,148,800
PQ Corp., Term Loan B, 3.98%, 7/30/14	290	284,529
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17	393	365,804

		1,970,728
Commercial Services & Supplies — 0.7%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	465	465,004
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16	550	555,500
Volume Services America, Inc., Term Loan B, 10.50%—10.75%, 9/16/16	983	982,500

		2,003,004
Communications Equipment — 0.8%
Avaya, Inc., Term Loan B1, 3.18%, 10/24/14	254	243,513
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19	2,075	2,105,482

		2,348,995
Construction & Engineering — 0.7%
Safway Services LLC, Mezzanine Loan, 15.63%, 12/16/17	2,000	2,000,000
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17	1,115	1,139,162
Consumer Finance — 1.7%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17	5,085	4,910,839
Diversified Consumer Services — 0.1%
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	144	140,723

Floating Rate Loan Interests (d)	Par (000)		Value
Diversified Consumer Services (concluded)
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14	USD	8	$8,426
Term Loan, 2.75%—2.97%, 7/24/14		85	84,608

			233,757
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		1,255	1,258,137
DIP Term Loan A2, 6.75%, 11/18/13		185	187,159

			1,445,296
Diversified Telecommunication Services — 0.5%
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		330	330,660
2019 Term Loan B, 5.25%, 8/01/19		270	270,394
Term Loan B3, 5.75%, 8/31/18		850	852,244

			1,453,298
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		276	272,290
Energy Equipment & Services — 2.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		1,981	2,055,246
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		3,626	3,795,937
Tervita Corp., Incremental Term Loan, 6.50%, 10/17/14		274	273,398

			6,124,581
Food & Staples Retailing — 0.0%
US Foods, Inc. (FKA U.S. Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		74	71,704
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17		900	905,400
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		475	476,582
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		763	765,949
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		285	287,137

			1,529,668
Health Care Providers & Services — 0.5%
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		387	375,509
Term Loan A, 8.50%, 3/02/15		367	360,007
InVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		683	635,995

			1,371,511
Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		200	175,812
Incremental Term Loan B4, 9.50%, 10/31/16		483	492,041
Term Loan B1, 3.24%, 1/28/15		411	389,885
Term Loan B2, 3.24%, 1/28/15		444	421,185
Term Loan B3, 3.24%—3.46%, 1/28/15		965	915,341
OSI Restaurant Partners LLC:
Revolver, 2.49%—4.50%, 6/14/13		9	9,354
Term Loan B, 2.56%, 6/14/14		95	94,275
Sabre, Inc., Non Extended Initial Term Loan, 2.23%, 9/30/14		64	62,961
Station Casinos, Inc., Term Loan B1, 3.23%, 6/17/16		868	824,651
Travelport LLC:
Extended Tranche A Term Loan, 6.44%, 9/28/12		193	57,871
Extended Tranche B Term Loan, 13.94%, 12/01/16		622	49,753

			3,493,129

See Notes to Consolidated Financial Statements.

34	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)	Value

Industrial Conglomerates — 0.1%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14	USD 178	$178,898
Term Loan, 3.69%—3.72%, 12/03/14	155	153,935

		332,833
IT Services — 0.3%
Ceridian Corp., Extended Term Loan, 5.99%, 5/09/17	68	68,258
First Data Corp., 2018 Term Loan B, 4.24%, 3/23/18	785	741,174

		809,432
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13	653	646,881
Machinery — 0.5%
Navistar International Corp., Term Loan B, 7.00%, 8/17/17	676	678,879
Rexnord Corp., Term Loan B, 5.00%, 4/02/18	592	594,352

		1,273,231
Media — 4.8%
Affinion Group, Inc., Term Loan B, 5.00%, 7/15/15	40	33,595
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14	323	297,642
Tranche 1 Incremental, Term Loan, 7.50%, 7/03/14	1,676	1,617,000
Cequel Communications LLC, Term Loan B, 4.00%, 2/14/19	474	472,827
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16	1,936	1,499,459
Term Loan C, 3.88%, 1/28/16	385	292,430
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18	435	437,936
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18	6,364	6,385,066
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18	409	409,564
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	1,325	1,332,182
Thomson Reuters (Healthcare), Inc., Term Loan B, 6.75%, 6/06/19	375	377,655
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17	301	291,182

		13,446,538
Metals & Mining — 0.2%
Constellium Holding Co. BV, Term Loan B, 9.25%, 5/25/18	430	421,400
Oil, Gas & Consumable Fuels — 0.8%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17	1,200	1,202,580
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	1,003	1,003,160

		2,205,740
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14	390	377,325
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	600	605,628
Verso Paper Finance Holdings LLC, Term Loan, 6.49%—7.24%, 2/01/13	1,535	767,555

		1,750,508
Pharmaceuticals — 0.5%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17	985	981,306
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18	313	316,621

		1,297,927

Floating Rate Loan Interests (d)	Par (000)	Value

Real Estate Investment Trusts (REITs) — 0.4%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13	USD 1,080	$1,080,900
Term Loan A2, 7.00%, 6/30/14	5	5,005

		1,085,905
Real Estate Management & Development — 0.4%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16	111	107,609
Extended Term Loan, 4.49%, 10/10/16	737	711,002
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17	185	184,075

		1,002,686
Semiconductors & Semiconductor Equipment — 0.0%
NXP BV, Term Loan A-2, 5.50%, 3/03/17	70	70,477
Software — 0.4%
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18	1,232	1,244,577
Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 2.98%—3.20%, 5/29/14	387	380,054
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	1,137	1,126,722
Wireless Telecommunication Services — 1.2%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19	49	49,414
Vodafone Americas Finance 2, Inc. (f):
Term Loan, 6.88%, 8/11/15	1,938	2,015,700
Term Loan B, 6.25%, 7/11/16	1,341	1,367,437

		3,432,551
Total Floating Rate Loan Interests – 23.3%		65,795,197

Other Interests (k)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow	460,000	4,887
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate	2,830,000	28
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (a)	575,000	6
Media — 0.0%
Adelphia Escrow (a)	750,000	8
Adelphia Recovery Trust (a)	940,601	94

		102
Total Other Interests – 0.0%		5,023

Preferred Securities
Capital Trusts — 0.2%	Par (000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (d)	865	519,000

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	35

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE) (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Auto Components — 0.7%
Dana Holding Corp., 4.00% (b)(e)	17,830	$2,083,881
Diversified Financial Services — 1.5%
Ally Financial, Inc., 7.00% (b)	4,464	4,064,891
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	8,994	206,682
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 7.00% (a)	30,000	36,000
Freddie Mac, Series Z, 8.38% (a)	75,961	70,644

		106,644
Total Preferred Stocks – 2.3%		6,462,098

Trust Preferreds
Diversified Financial Services — 0.9%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)	76,790	1,897,696
RBS Capital Funding Trust VII, 6.08% (a)(d)(i)(j)	26,500	497,060
Total Trust Preferreds – 0.9%		2,394,756
Total Preferred Securities – 3.4%		9,375,854

Warrants (l)
Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/10/13)	700	29,437
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	32,042	—
Media — 0.0%
New Vision Holdings LLC (Expires 9/30/14)	22	—
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	334	—
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	1,164	—

		—
Total Warrants – 0.0%		29,437
Total Long-Term Investments (Cost – $383,887,453) – 138.9%		392,159,838

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Group, Inc.	19	—
Total Options Purchased (Cost — $18,578) – 0.0%		—
Total Investments (Cost — $383,906,031) – 138.9%		392,159,838
Liabilities in Excess of Other Assets – (38.9)%		(109,733,285)

Net Assets – 100.0%		$282,426,553

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with swaps.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	When-issued security. Unsettled when-issued transaction was as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs Group, inc.	$1,639,238	$20,238

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$444

•	Financial futures contracts sold as of August 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
117	S&P 500 E-Mini Index	Chicago Mercantile	September 2012	$8,219,835	$(565,522)

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counter party	Settle ment Date	Unrealized Appreciation (Depreciation)
GBP	155,000	USD	240,823	Citigroup, Inc.	10/17/12	$5,258
GBP	72,000	USD	112,584	UBS AG	10/17/12	1,724
USD	74,743	AUD	74,000	Citigroup, Inc.	10/17/12	(1,412)
USD	129,182	AUD	127,000	UBS AG	10/17/12	(1,516)
USD	2,776,254	CAD	2,819,500	UBS AG	10/17/12	(81,423)
USD	4,179,821	GBP	2,692,500	UBS AG	10/17/12	(94,837)
USD	73,703	GBP	47,000	UBS AG	10/17/12	(915)
USD	70,686	GBP	45,000	UBS AG	10/17/12	(757)
EUR	270,000	USD	330,556	Citigroup, Inc.	10/22/12	9,225
EUR	300,000	USD	367,285	Citigroup, Inc.	10/22/12	10,250
EUR	292,000	USD	358,211	Credit Suisse Group AG	10/22/12	9,256
EUR	169,000	USD	208,807	UBS AG	10/22/12	3,871
USD	18,442,105	EUR	15,042,500	Citigroup, Inc.	10/22/12	(488,108)
USD	242,162	EUR	197,000	Citigroup, Inc.	10/22/12	(5,752)
USD	422,430	EUR	340,000	Citigroup, Inc.	10/22/12	(5,443)
USD	106,848	EUR	85,000	Royal Bank of Scotland Group Plc	10/22/12	(120)
USD	562,117	EUR	455,000	UBS AG	10/22/12	(10,477)
USD	262,857	EUR	213,000	UBS AG	10/22/12	(5,193)

See Notes to Consolidated Financial Statements.

36	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

Foreign currency exchange contracts as of August 31, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counter party	Settle ment Date	Unrealized Appreci ation (Depreci ation)
USD	255,542	EUR	207,000	UBS AG	10/22/12	$(4,957)
USD	132,758	EUR	108,000	UBS AG	10/22/12	(3,155)
USD	65,174	EUR	52,000	UBS AG	10/22/12	(266)
Total						$(664,747)

•	Credit default swaps on single-name issues - buy protection outstanding as of August 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$170	$(12,110)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$105	(7,783)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$85	(6,981)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$90	(4,594)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$90	(5,158)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$300	5,456
Israel (State of)	1.00%	Deutsche Bank AG	3/20/17	$225	(5,043)
Israel Government Bond	1.00%	Deutsche Bank AG	3/20/17	$675	(15,553)
Total					$(51,766)

•	Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000) [2]	Unrealized Appreciation
Air Lease Corp.	5.00%	Goldman Sachs Group, Inc.	2/14/13	NR	$500	$8,290
CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB-	$3,400	442,214
Aramark Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/16	B	$500	41,882
Aramark Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	$300	25,338
Aramark Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/16	B	$300	27,000
Aramark Corp.	5.00%	Credit Suisse Group AG	9/20/16	B	$125	14,934
Aramark Corp.	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	$350	30,667
Aramark Corp.`	5.00%	Goldman Sachs Group, Inc.	9/20/16	B	$125	14,522
Aramark Corp.	5.00%	Deutsche Bank AG	3/20/17	B	$200	13,202

Credit default swaps on single-name issues — sold protection outstanding as of August 31, 2012 were as follows (concluded):

Issuer	Receive Fixed Rate	Counter party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000) [2]	Unrealized Appreci ation
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B-	$470	$6,699
Ford Motor Co.	5.00%	Deutsche Bank AG	3/20/17	BB+	$1,500	66,071
Goodyear Tire & Rubber Co.	5.00%	Deutsche Bank AG	6/20/17	B+	$310	14,445
Goodyear Tire & Rubber Co.	5.00%	Goldman Sachs Group, Inc.	6/20/17	B+	$300	10,572
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	$1,600	130,344
Level 3 Communi cations, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/19	B-	$1,000	27,335
Total						$873,515

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes - buy protection outstanding as of August 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Series 18	5.00%	Credit Suisse Group AG	6/20/17	$1,881	$(6,100)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instrument. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instrument)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$17,584,878	$705,889	$4,021,670	$22,312,437
Corporate Bonds	—	290,263,669	4,378,221	294,641,890
Floating Rate Loan Interests	—	53,781,377	12,013,820	65,795,197
Other Interests	94	—	4,929	5,023
Preferred Securities	2,708,082	6,667,772	—	9,375,854
Warrants	—	29,437	—	29,437

Total	$20,293,054	$351,448,144	$20,418,640	$392,159,838

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$291,424	$587,547	$878,971
Foreign currency exchange contracts	—	39,584	—	39,584
Liabilities:
Credit contracts	—	(63,322)	—	(63,322)
Equity contracts	$(565,522)	—	—	(565,522)
Foreign currency exchange contracts	—	(704,331)	—	(704,331)

Total	$(565,522)	$(436,645)	$587,547	$(414,620)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$893,481	—	—	$893,481
Cash pledged as collateral for financial futures contracts	533,000	—	—	533,000
Cash pledged as collateral for swaps	100,000	—	—	100,000
Foreign currency at value	229,653	—	—	229,653
Liabilities:
Cash received as collateral for swaps	—	$(400,000)	—	(400,000)
Loan payable	—	(115,000,000)	—	(115,000,000)

Total	$1,756,134	$(115,400,000)	—	$(113,643,866)

As of February 29, 2012, the Fund used observable inputs in determining the value of certain equity securities. During the year, the Fund began valuing these securities using unadjusted price quotations from an exchange. As a result, investments with a beginning of period value of $7,570,792 transferred from Level 2 to Level 1 in the disclosure hierarchy.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the Fund’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[2]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs[3]
Assets:
Common Stocks	$4,021,665	Market Comparable Companies	EBITDA Multiple	5.9x	5.9x
			Forward EBITDA Multiple	4.6x	4.6x
		Cost	N/A4	—	—
Corporate Bonds	4,104,796	Market Comparable Companies	Yield	7.00%—9.67%	8.74%
			EBITDA Multiple	6.0x	6.0x
		Cost	N/A4	—	—
Floating Rate Loan interests	3,503,071	Market Comparable Companies	Illiquidity Discount	50%	50%
			Yield	9.65%	9.65%
		Cost	N/A4	—	—

Total[5]	$11,629,532

[2]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Illiquidity Discount	Decrease	Increase
Yield	Decrease	Increase

See Notes to Consolidated Financial Statements.

38	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

[3]	Unobservable inputs are weighted based on the value of the investments included in the range.

[4]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[5]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total
Assets/Liabilities:
Opening balance, as of February 29, 2012	$4,322,217	$4,458,734	$9,295,244	$4,642	$352,582	$1	$18,433,420
Transfers into Level 3[1]	—	—	2,542,871	—	—	—	2,542,871
Transfers out of Level 3[2]	(38,470)	—	(219,217)	—	—	—	(257,687)
Accrued discounts/premiums	—	1,737	62,211	—	—	—	63,948
Net realized gain (loss)	(937,908)	—	(352,573)	—	(87,104)	(177,871)	(1,555,456)
Net change in unrealized appreciation/depreciation[3]	522,915	(55,811)	399,346	287	110,561	177,870	1,155,168
Purchases	152,928	56,611	1,732,804	—	—	—	1,942,343
Sales	(12)	(83,050)	(1,446,866)	—	(376,039)	—	(1,905,967)

Closing Balance, as of August 31, 2012	$4,021,670	$4,378,221	$12,013,820	$4,929	—	—	$20,418,640

[1]

As of February 29, 2012, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,542,871 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of February 29, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $257,687 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $(373,524).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Assets/Liabilities:
Opening balance, as of February 29, 2012	$237,861
Transfers into Level 3[4]	—
Transfers out of Level 3[4]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[5]	349,686
Purchases	—
Issuances[6]	—
Sales	—
Settlements[7]	—

Closing Balance, as of August 31, 2012	$587,547

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at August 31, 2012 was $349,686.

[6]	Issuances represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	39

Consolidated Schedule of Investments	BlackRock Debt Strategies Fund, Inc. (DSU)
August 31, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16 (a)	USD	625	$631,500
Fraser Sullivan CLO Ltd., Series 2012-7A, Class C, 4.47%, 4/20/23 (a)(b)		765	679,779
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.81%, 10/27/20 (b)		940	791,950
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.66%, 4/17/22 (a)(b)		1,250	1,136,375
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.85%, 11/15/17 (b)		1,980	1,751,706
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.71%, 9/20/22 (a)(b)(c)		1,200	1,107,600
ING Investment Management, Series 2012-2A, Class D, 4.99%, 10/15/22 (a)(b)		1,275	1,136,803
LCM LP (a)(b):
Series 11A, Class D2, 4.41%, 4/19/22		1,300	1,137,500
Series 9A, Class E, 4.66%, 7/14/22		1,000	775,100
Symphony CLO Ltd. (a)(b):
Series 2012-10A, Class D, 5.69%, 7/23/23		1,200	1,110,000
Series 2012-9A, Class D, 4.71%, 4/16/22		1,075	958,040

Total Asset-Backed Securities – 2.5%			11,216,353

Common Stocks (d)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		339,340	156,096
Containers & Packaging — 0.1%
Smurfit Kappa Plc		36,342	296,488
Diversified Financial Services — 0.9%
Kcad Holdings I Ltd.		590,545,406	3,915,907
Electrical Equipment — 0.0%
Medis Technologies Ltd.		286,757	860
Hotels, Restaurants & Leisure — 0.0%
HRP PIK Corp., Class B (a)		5,000	—
Metals & Mining — 0.1%
Euramax International		2,337	498,623
Paper & Forest Products — 0.6%
Ainsworth Lumber Co. Ltd. (a)		1,237,553	2,711,757
Western Forest Products, Inc. (a)		211,149	229,195

			2,940,952
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,707	7,647
Software — 0.3%
Bankruptcy Management Solutions, Inc.		1,870	19
HMH Holdings/EduMedia		52,041	1,275,011

			1,275,030
Specialty Retail — 0.0%
Movie Gallery, Inc.		503,737	5
Total Common Stocks – 2.0%			9,091,608

Corporate Bonds	Par (000)		Value

Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	USD	810	$876,825
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,364	1,452,660
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		405	366,463

			2,695,948
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		611	648,085
Delta Air Lines, Inc., Series 2009-1-B, 9.75%, 6/17/18		176	190,113

			838,198
Auto Components — 1.5%
Delphi Corp., 6.13%, 5/15/21		560	616,000
Icahn Enterprises LP:
7.75%, 1/15/16		220	231,000
8.00%, 1/15/18		4,035	4,297,275
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	392	656,522
Titan International, Inc., 7.88%, 10/01/17	USD	940	984,650
Venture Holdings Co. LLC (d)(e):
12.00%, 7/01/49		4,450	1
Series B, 9.50%, 7/01/05		1,800	—

			6,785,448
Beverages — 0.2%
Crown European Holdings SA:
7.13%, 8/15/18 (a)	EUR	304	420,608
7.13%, 8/15/18		257	355,580
Refresco Group BV, 7.38%, 5/15/18		213	251,837

			1,028,025
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (a)	USD	45	44,770
Building Products — 0.6%
Building Materials Corp. of America (a):
7.00%, 2/15/20		1,000	1,082,500
6.75%, 5/01/21		590	644,575
USG Corp., 9.75%, 1/15/18		980	1,051,050

			2,778,125
Capital Markets — 0.7%
E*Trade Financial Corp.:
12.50%, 11/30/17 (f)		1,765	2,014,306
2.25%, 8/31/19 (a)(g)(h)		593	507,015
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (a)		540	611,254

			3,132,575
Chemicals — 4.9%
Ashland, Inc., 4.75%, 8/15/22 (a)		475	476,188
Celanese US Holdings LLC, 5.88%, 6/15/21		1,415	1,563,575
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (f)(h)		4,171	5,004,944
10.00%, 3/31/15		4,106	4,105,600
Hexion US Finance Corp.:
6.63%, 4/15/20		895	903,950
9.00%, 11/15/20		670	572,850
Huntsman International LLC, 8.63%, 3/15/21		735	841,575
INEOS Finance Plc (a):
8.38%, 2/15/19		1,470	1,547,175
7.50%, 5/01/20		365	372,300
INEOS Group Holdings Plc, 8.50%, 2/15/16 (a)		240	226,200

See Notes to Consolidated Financial Statements.

40	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Chemicals (concluded)
LyondellBasell Industries NV:
6.00%, 11/15/21	USD	930	$1,060,200
5.75%, 4/15/24		1,775	2,010,187
NOVA Chemicals Corp., 8.63%, 11/01/19		570	649,800
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (a)		800	844,000
Tronox Finance LLC, 6.38%, 8/15/20 (a)		2,035	2,055,350

			22,233,894
Commercial Banks — 0.9%
CIT Group, Inc.:
7.00%, 5/02/16 (a)		1,556	1,559,880
5.00%, 5/15/17		620	646,350
5.50%, 2/15/19 (a)		1,430	1,490,775
5.00%, 8/15/22		480	483,636

			4,180,641
Commercial Services & Supplies — 1.3%
ARAMARK Holdings Corp., 8.63%, 5/01/16 (a)(f)		625	639,850
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		757	798,323
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		55	55,550
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		427	438,209
Covanta Holding Corp., 6.38%, 10/01/22		800	874,698
The Geo Group, Inc., 7.75%, 10/15/17		850	921,187
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (a)		617	652,477
Mobile Mini, Inc., 7.88%, 12/01/20		640	686,400
Verisure Holding AB:
8.75%, 9/01/18	EUR	400	503,120
8.75%, 12/01/18		149	165,860
West Corp., 8.63%, 10/01/18	USD	315	319,725

			6,055,399
Communications Equipment — 0.8%
Avaya, Inc., 9.75%, 11/01/15		360	312,300
Hughes Satellite Systems Corp., 6.50%, 6/15/19		720	771,300
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		1,320	1,402,500
10.13%, 7/01/20		1,020	1,093,950

			3,580,050
Construction Materials — 0.5%
HD Supply, Inc., 8.13%, 4/15/19 (a)		2,080	2,256,800
Consumer Finance — 0.1%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		280	311,691
6.63%, 8/15/17		148	170,138

			481,829
Containers & Packaging — 1.5%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR	100	133,012
7.38%, 10/15/17 (a)		385	512,098
7.38%, 10/15/17		100	133,012
7.38%, 10/15/17 (a)	USD	206	220,678
9.13%, 10/15/20 (a)		300	312,000
Ball Corp., 6.75%, 9/15/20		625	690,625
Berry Plastics Corp.:
4.34%, 9/15/14 (b)		495	487,575
8.25%, 11/15/15		655	689,388
9.75%, 1/15/21		475	526,063
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	1,243	1,532,176
Sealed Air Corp. (a):
8.13%, 9/15/19	USD	770	856,625

Corporate Bonds	Par (000)		Value

Containers & Packaging (concluded)
Sealed Air Corp. (a) (concluded) :
8.38%, 9/15/21	USD	150	$168,750
Smurfit Kappa Acquisitions, 7.75%, 11/15/19	EUR	390	537,143

			6,799,145
Distributors — 0.2%
VWR Funding, Inc., 7.25%, 9/15/17 (a)(c)	USD	725	734,063
Diversified Consumer Services — 0.2%
Laureate Education, Inc., 9.25%, 9/01/19 (a)		585	585,000
ServiceMaster Co., 8.00%, 2/15/20		235	250,569

			835,569
Diversified Financial Services — 3.0%
Ally Financial, Inc.:
7.50%, 12/31/13		90	96,188
8.30%, 2/12/15		1,330	1,476,300
7.50%, 9/15/20		1,990	2,278,550
8.00%, 11/01/31		2,460	2,908,950
8.00%, 11/01/31		1,030	1,222,604
Archemedes Funding III Ltd., 5.50%, 11/29/12		1,829	—
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		490	499,800
DPL, Inc., 7.25%, 10/15/21 (a)		180	205,200
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	200	296,134
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	350	454,537
7.13%, 4/15/19	USD	1,070	1,152,925
9.88%, 8/15/19		1,845	1,951,087
6.88%, 2/15/21		665	719,863
8.25%, 2/15/21		155	152,288
WMG Acquisition Corp., 9.50%, 6/15/16		200	218,500

			13,632,926
Diversified Telecommunication Services — 1.8%
ITC Deltacom, Inc., 10.50%, 4/01/16		1,010	1,088,275
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)		520	530,400
Level 3 Financing, Inc.:
4.47%, 2/15/15 (b)		2,420	2,395,800
8.13%, 7/01/19		2,902	3,039,845
7.00%, 6/01/20 (a)		460	457,700
OTE Plc, 5.00%, 8/05/13	EUR	88	95,935
Telefonica Emisiones SAU, 4.69%, 11/11/19		50	58,042
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		119	150,427
6.75%, 8/15/24		222	283,420

			8,099,844
Electric Utilities — 0.1%
Mirant Mid Atlantic Pass Through Trust, Series B, 9.13%, 6/30/17	USD	475	510,534
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (a)		360	360,900
Electronic Equipment, Instruments & Components — 0.0%
Muzak Holdings LLC, 13.00%, 3/15/10 (d)(e)		2,675	—
Energy Equipment & Services — 2.5%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		1,680	1,646,400
Compagnie Générale de Géophysique, Veritas, 6.50%, 6/01/21		2,100	2,186,625
FTS International Services LLC / FTS International Bonds Inc., 8.13%, 11/15/18 (a)		1,190	1,228,675
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (a)		130	132,600
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		265	270,300
Key Energy Services, Inc., 6.75%, 3/01/21		740	752,950
MEG Energy Corp. (a):
6.50%, 3/15/21		950	999,875
6.38%, 1/30/23		315	328,388
Oil States International, Inc., 6.50%, 6/01/19		475	504,687

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	41

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Energy Equipment & Services (concluded)
Peabody Energy Corp., 6.25%, 11/15/21 (a)		USD 2,045	$2,080,787
Precision Drilling Corp.:
6.63%, 11/15/20		125	131,250
6.50%, 12/15/21		840	882,000

			11,144,537
Food & Staples Retailing — 0.1%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	100	139,731
Rite Aid Corp., 9.25%, 3/15/20	USD	435	446,962

			586,693
Food Products — 0.4%
Constellation Brands, Inc., 6.00%, 5/01/22		460	516,925
Post Holdings, Inc., 7.38%, 2/15/22 (a)		465	489,994
Smithfield Foods, Inc., 6.63%, 8/15/22		687	703,316

			1,710,235
Health Care Equipment & Supplies — 0.6%
Biomet, Inc., 6.50%, 8/01/20 (a)		523	542,612
DJO Finance LLC:
10.88%, 11/15/14		284	296,425
8.75%, 3/15/18 (a)		215	228,438
7.75%, 4/15/18		770	704,550
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (a)		640	680,000
Teleflex, Inc., 6.88%, 6/01/19		475	508,250

			2,960,275
Health Care Providers & Services — 3.5%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		700	728,000
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		345	355,781
7.13%, 7/15/20		333	348,818
Crown Newco 3 Plc:
7.00%, 2/15/18 (a)	GBP	108	172,774
7.00%, 2/15/18		194	310,353
DaVita, Inc., 5.75%, 8/15/22	USD	686	713,440
HCA, Inc.:
6.50%, 2/15/20		2,020	2,219,475
7.88%, 2/15/20		1,210	1,350,662
5.88%, 3/15/22		2,380	2,531,725
Hologic, Inc., 6.25%, 8/01/20 (a)		977	1,034,399
IASIS Healthcare LLC, 8.38%, 5/15/19		1,243	1,185,511
Omnicare, Inc., 7.75%, 6/01/20		1,310	1,444,275
Tenet Healthcare Corp., 8.88%, 7/01/19		2,305	2,621,937
United Surgical Partners International, Inc., 9.00%, 4/01/20 (a)		330	354,338
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (a)		565	589,013

			15,960,501
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		3,205	3,765,875
Hotels, Restaurants & Leisure — 2.3%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18 (a)		235	239,112
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		770	829,675
10.00%, 12/15/18		518	326,340
8.50%, 2/15/20 (a)		880	867,900
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (a)		1,343	1,336,285
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		260	270,400
Choice Hotels International, Inc., 5.75%, 7/01/22		170	182,325
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	1,679	1,853,145
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,040	1,106,300
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	235	302,233

Corporate Bonds	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
HRP Myrtle Beach Holdings LLC, 14.50%, 4/01/14 (a)(d)(e)	USD	6,892	$1
HRP Myrtle Beach Operations LLC (a)(d)(e):
0.00%, 4/01/12		5,000	1
12.50%, 4/01/13		5,000	1
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		609	554,190
Travelport LLC:
5.09%, 9/01/14 (b)		1,770	1,256,700
9.88%, 9/01/14		390	310,050
Tropicana Entertainment LLC, 9.63%, 12/15/14 (d)(e)		530	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (a)		888	907,980

			10,342,638
Household Durables — 0.7%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		640	654,400
Libbey Glass, Inc., 6.88%, 5/15/20 (a)		175	186,594
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	244	311,506
Standard Pacific Corp., 8.38%, 1/15/21	USD	1,685	1,878,775

			3,031,275
Household Products — 0.0%
Ontex IV SA, 9.00%, 4/15/19	EUR	110	127,289
Independent Power Producers & Energy Traders — 3.5%
The AES Corp.:
7.75%, 10/15/15	USD	300	339,000
9.75%, 4/15/16		1,305	1,559,475
7.38%, 7/01/21		130	148,850
Calpine Corp. (a):
7.25%, 10/15/17		920	984,400
7.50%, 2/15/21		365	405,150
Energy Future Holdings Corp., 10.00%, 1/15/20		2,315	2,552,287
Energy Future Intermediate Holding Co. LLC:
10.00%, 12/01/20		6,060	6,802,350
11.75%, 3/01/22 (a)		470	500,550
GenOn REMA LLC, 9.24%, 7/02/17		392	421,486
Laredo Petroleum, Inc.:
9.50%, 2/15/19		1,210	1,373,350
7.38%, 5/01/22		360	387,000
QEP Resources, Inc., 5.38%, 10/01/22		335	343,375

			15,817,273
Industrial Conglomerates — 1.6%
Sequa Corp. (a):
11.75%, 12/01/15		2,850	2,992,500
13.50%, 12/01/15		4,023	4,264,216
			7,256,716
Insurance — 0.6%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		1,649	1,803,594
Genworth Financial, Inc., 7.63%, 9/24/21		700	715,260
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		415	371,425

			2,890,279
IT Services — 1.2%
Ceridian Corp., 8.88%, 7/15/19 (a)		980	1,051,050
Epicor Software Corp., 8.63%, 5/01/19		720	741,600
First Data Corp.:
7.38%, 6/15/19 (a)		835	862,137
6.75%, 11/01/20 (a)		870	863,475
8.25%, 1/15/21 (a)		535	530,319
12.63%, 1/15/21		764	773,550
SunGard Data Systems, Inc., 7.63%, 11/15/20		600	643,500

			5,465,631

See Notes to Consolidated Financial Statements.

42	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Machinery — 0.9%
UR Financing Escrow Corp. (a):
5.75%, 7/15/18	USD	877	$927,427
7.38%, 5/15/20		565	598,900
7.63%, 4/15/22		2,328	2,514,240

			4,040,567
Media — 5.6%
AMC Networks, Inc., 7.75%, 7/15/21		365	413,363
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)		815	857,787
Checkout Holding Corp., 16.03%, 11/15/15 (a)(g)		1,090	664,900
Cinemark USA, Inc., 8.63%, 6/15/19		410	459,200
Clear Channel Communications, Inc., 9.00%, 3/01/21		617	529,078
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		639	691,717
Series B, 9.25%, 12/15/17		5,512	5,987,410
Series B, 7.63%, 3/15/20		1,677	1,626,690
DISH DBS Corp., 5.88%, 7/15/22 (a)		1,440	1,450,800
Intelsat Jackson Holdings SA:
11.25%, 6/15/16		182	191,555
7.25%, 10/15/20 (a)		1,370	1,476,175
Intelsat Luxembourg SA:
11.25%, 2/04/17		250	262,500
11.50%, 2/04/17 (f)		1,190	1,249,500
Interactive Data Corp., 10.25%, 8/01/18		1,545	1,741,987
Lamar Media Corp., 5.88%, 2/01/22		480	508,800
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		920	1,025,800
Nielsen Finance LLC, 7.75%, 10/15/18		1,235	1,389,375
ProQuest LLC, 9.00%, 10/15/18 (a)		415	380,763
Truven Health Analytics, Inc., 10.63%, 6/01/20 (a)		380	405,650
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17 (a)		2,730	2,955,225
7.50%, 3/15/19		1,040	1,125,301
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	51	68,478

			25,462,054
Metals & Mining — 1.5%
Eco-Bat Finance Plc, 7.75%, 2/15/17		305	387,465
FMG Resources August 2006 Property Ltd. (a):
6.88%, 2/01/18	USD	640	609,600
6.88%, 4/01/22		290	266,800
Global Brass and Copper, Inc., 9.50%, 6/01/19 (a)		485	510,463
Kaiser Aluminum Corp., 8.25%, 6/01/20 (a)		360	381,600
New Gold, Inc., 7.00%, 4/15/20 (a)		120	126,300
Novelis, Inc., 8.75%, 12/15/20		3,625	4,050,938
RathGibson, Inc., 11.25%, 2/15/14 (d)(e)		4,440	—
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	260	264,075
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)	USD	390	403,650

			7,000,891
Multiline Retail — 0.1%
Dollar General Corp., 4.13%, 7/15/17		241	250,640
Oil, Gas & Consumable Fuels — 7.4%
Access Midstream Partners LP, 6.13%, 7/15/22		785	814,437
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		460	414,000
6.25%, 6/01/21		345	308,775
Berry Petroleum Co., 6.38%, 9/15/22		340	362,100
CCS, Inc., 11.00%, 11/15/15 (a)		920	952,200
Chaparral Energy, Inc., 7.63%, 11/15/22 (a)		215	227,363
Chesapeake Energy Corp.:
7.25%, 12/15/18		45	47,138
6.63%, 8/15/20		500	513,750
6.88%, 11/15/20		285	295,688

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Chesapeake Energy Corp. (concluded) :
6.13%, 2/15/21	USD	435	$431,737
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		191	203,415
Concho Resources, Inc., 5.50%, 10/01/22		395	407,837
Consol Energy, Inc.:
8.25%, 4/01/20		2,145	2,311,237
6.38%, 3/01/21		440	435,600
Crosstex Energy LP:
8.88%, 2/15/18		100	106,750
7.13%, 6/01/22 (a)		370	368,150
Denbury Resources, Inc., 8.25%, 2/15/20		50	56,750
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,300	1,381,250
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		440	471,900
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)		2,100	2,310,000
Holly Energy Partners LP, 6.50%, 3/01/20 (a)		150	156,750
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		605	642,812
Linn Energy LLC:
6.25%, 11/01/19 (a)		2,780	2,745,250
8.63%, 4/15/20		360	388,800
7.75%, 2/01/21		930	969,525
MarkWest Energy Partners LP, 5.50%, 2/15/23		275	281,188
Newfield Exploration Co.:
5.75%, 1/30/22		255	279,225
5.63%, 7/01/24		1,200	1,302,000
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (a)		505	515,100
Oasis Petroleum, Inc.:
7.25%, 2/01/19		270	284,850
6.50%, 11/01/21		290	295,800
Offshore Group Investments Ltd.:
11.50%, 8/01/15		840	928,200
11.50%, 8/01/15 (a)		800	884,000
OGX Petroleo e Gas Participacoes SA (a):
8.50%, 6/01/18		1,324	1,175,050
8.38%, 4/01/22		565	480,250
PetroBakken Energy Ltd., 8.63%, 2/01/20 (a)		1,240	1,267,900
Pioneer Natural Resources Co., 7.20%, 1/15/28		1,080	1,371,966
Range Resources Corp.:
5.75%, 6/01/21		1,230	1,308,412
5.00%, 8/15/22		547	569,564
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		1,015	1,086,050
Samson Investment Co., 9.75%, 2/15/20 (a)		76	78,280
SandRidge Energy, Inc.:
7.50%, 3/15/21 (a)		305	308,813
7.50%, 3/15/21		225	227,813
8.13%, 10/15/22 (a)		205	214,225
7.50%, 2/15/23 (a)		535	537,675
SESI LLC:
6.38%, 5/01/19		530	561,800
7.13%, 12/15/21		525	584,062
SM Energy Co.:
6.50%, 11/15/21		425	444,125
6.50%, 1/01/23 (a)		200	208,500
Targa Resources Partners LP, 6.88%, 2/01/21		370	397,750
Titan Petrochemicals Group Ltd., 8.50%, 3/18/49 (d)(e)		1,760	440,000

			33,355,812
Paper & Forest Products — 0.6%
Clearwater Paper Corp., 10.63%, 6/15/16		640	715,200
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		280	289,800
NewPage Corp., 11.38%, 12/31/14 (d)(e)		2,280	1,544,700
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)		200	210,500

			2,760,200

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	43

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16	USD	990	$1,044,450
7.25%, 7/15/22		660	681,450

			1,725,900
Real Estate Investment Trusts (REITs) — 0.4%
Felcor Lodging LP, 6.75%, 6/01/19		1,575	1,689,188
Real Estate Management & Development — 1.2%
Realogy Corp.:
11.50%, 4/15/17		275	292,187
12.00%, 4/15/17		160	167,600
7.88%, 2/15/19 (a)		1,760	1,812,800
7.63%, 1/15/20 (a)		1,190	1,297,100
9.00%, 1/15/20 (a)		310	334,800
Shea Homes LP, 8.63%, 5/15/19		1,240	1,379,500

			5,283,987
Road & Rail — 0.9%
Florida East Coast Railway Corp., 8.13%, 2/01/17		370	388,500
The Hertz Corp.:
7.50%, 10/15/18		1,490	1,607,337
6.75%, 4/15/19		265	278,250
6.75%, 4/15/19 (a)		285	299,250
7.38%, 1/15/21		1,280	1,392,000

			3,965,337
Software — 0.8%
Infor US, Inc., 9.38%, 4/01/19 (a)		2,420	2,619,650
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		1,225	1,252,563

			3,872,213
Specialty Retail — 0.6%
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		430	446,125
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		422	446,265
Penske Automotive Group, Inc., 5.75%, 10/01/22 (a)		495	504,900
QVC, Inc., 5.13%, 7/02/22 (a)		260	272,517
Sally Holdings LLC:
6.88%, 11/15/19		650	726,375
5.75%, 6/01/22		300	322,875

			2,719,057
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		265	274,938
PVH Corp., 7.75%, 11/15/23		410	478,346

			753,284
Trading Companies & Distributors — 0.5%
Doric Nimrod Air Finance Alpha Ltd. (a):
Series 2012-1, Class A, 5.13%, 11/30/24		1,190	1,207,850
Series 2012-1, Class B, 6.50%, 5/30/21		940	951,111

			2,158,961
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		353	371,974
Wireless Telecommunication Services — 4.0%
Cricket Communications, Inc., 7.75%, 5/15/16		3,050	3,217,750
Digicel Group Ltd. (a):
9.13%, 1/15/15		3,948	3,987,480
8.25%, 9/01/17		810	858,600
10.50%, 4/15/18		400	432,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20		690	714,150
SBA Telecommunications, Inc., 5.75%, 7/15/20 (a)		230	240,350
Sprint Capital Corp., 6.88%, 11/15/28		1,720	1,556,600
Sprint Nextel Corp. (a):
9.00%, 11/15/18		4,260	5,026,800
7.00%, 3/01/20		1,770	1,938,150

			17,971,880
Total Corporate Bonds – 62.1%			281,505,845

Floating Rate Loan Interests (b)	Par (000)		Value

Aerospace & Defense — 0.3%
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17	USD	263	$264,452
Term Loan B, 4.00%, 2/14/17		1,193	1,197,326

			1,461,778
Airlines — 0.4%
Delta Air Lines, Inc., Credit, Term Loan B, 5.50%, 4/20/17		1,862	1,875,232
US Airways Group, Inc., Term Loan, 2.74%, 3/21/14		100	96,625

			1,971,857
Auto Components — 1.7%
Autoparts Holdings Ltd.:
First Lien Term Loan, 6.50%, 7/28/17		1,390	1,361,710
Second Lien Term Loan, 10.50%, 1/29/18		1,800	1,566,000
Federal-Mogul Corp.:
Term Loan B, 2.17%—2.18%, 12/29/14		1,516	1,446,900
Term Loan C, 2.17%—2.18%, 12/28/15		248	236,610
The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 4.75%, 4/30/19		2,170	2,161,863
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		750	752,190

			7,525,273
Biotechnology — 0.2%
Grifols, Inc., Term Loan B, 4.50%, 6/01/17		1,032	1,034,506
Building Products — 1.6%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		1,111	1,107,797
CPG International, Inc., Term Loan B, 6.00%, 2/18/17		1,182	1,162,792
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/28/16		3,025	3,027,871
Term Loan (Second Lien), 9.00%, 10/30/17		764	773,663
Momentive Performance Materials, Inc. (Nautilus), Extended Term Loan, 3.62%, 5/05/15	EUR	1,053	1,212,118

			7,284,241
Capital Markets — 1.1%
American Capital Holdings, Term Loan, 5.50%, 7/19/16	USD	925	928,469
HarbourVest Partners LLC, Term Loan B, 6.25%, 12/16/16		1,508	1,506,163
Nuveen Investments, Inc.:
Extended (First Lien), Term Loan, 5.95%—5.96%, 5/13/17		418	418,700
Extended Term Loan, 5.92%—5.96%, 5/12/17		1,682	1,686,289
Incremental Term Loan, 7.25%, 5/13/17		555	557,497

			5,097,118
Chemicals — 4.0%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		2,242	2,176,618
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		1,300	1,303,796
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		620	625,816
Gentek, Inc., Term Loan, 5.00%—5.75%, 10/06/15		951	946,495
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		4,691	4,698,212
MacDermid, Inc., Tranche C Term Loan, 2.32%, 4/11/14	EUR	612	760,883
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	1,605	1,561,570
PolyOne Corp., Term Loan, 5.00%, 12/20/17		657	658,670
PQ Corp., Term Loan B, 3.98%, 7/30/14		3,091	3,035,419
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		584	543,979
Tronox Pigments (Netherlands) BV:
Delayed Draw Term Loan, 4.25%, 2/08/18		208	207,356
Term Loan B, 4.25%, 2/08/18		762	760,306
Univar, Inc., Term Loan B, 5.00%, 6/30/17		798	792,681

			18,071,801

See Notes to Consolidated Financial Statements.

44	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Commercial Services & Supplies — 3.0%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19	USD	1,343	$1,342,135
Altegrity, Inc., Tranche D Term Loan, 7.75%, 2/20/15		2,517	2,503,508
AWAS Finance Luxembourg 2012 SA, Term Loan, 5.75%, 7/16/18		440	440,000
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		822	821,673
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		975	984,750
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		2,373	2,372,730
Protection One, Inc., Term Loan, 5.75%, 3/21/19		958	967,176
Synagro Technologies, Inc., Term Loan B, 2.24%, 4/02/14		869	770,779
Volume Services America, Inc., Term Loan B, 10.50%—10.75%, 9/16/16		1,769	1,768,500
West Corp., Term Loan B6, 5.75%, 6/29/18		1,600	1,605,008

			13,576,259
Communications Equipment — 2.3%
Avaya, Inc.:
Extended Term Loan B3, 4.93%, 10/26/17		123	110,142
Term Loan B1, 3.18%, 10/24/14		2,018	1,937,696
CommScope, Inc., Term Loan, 4.25%, 1/12/18		1,481	1,480,717
Telesat Canada, Term Loan A, 4.41%, 3/28/17	CAD	2,630	2,547,959
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19	USD	4,090	4,150,082

			10,226,596
Construction & Engineering — 0.9%
BakerCorp. International, Inc., Term Loan B, 4.75%, 6/01/18		1,189	1,183,754
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17		2,750	2,750,000

			3,933,754
Construction Materials — 1.0%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		4,630	4,730,332
Consumer Finance — 0.3%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		1,635	1,579,001
Containers & Packaging — 0.2%
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		855	859,634
Diversified Consumer Services — 2.0%
Coinmach Service Corp., Term Loan B, 3.33%, 11/20/14		4,090	3,923,884
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		1,092	960,991
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		1,798	1,754,146
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		152	151,126
Term Loan, 2.75% — 2.97%, 7/24/14		1,527	1,517,633
Weight Watchers International, Inc., Term Loan F, 4.00%, 3/15/19		887	876,109

			9,183,889
Diversified Financial Services — 1.4%
Residential Capital LLC, DIP Term Loan A1, 5.00%, 11/18/13		2,035	2,040,088
Reynolds Group Holdings, Inc.:
Term Loan B, 6.50%, 2/09/18		943	948,053
Term Loan C, 6.50%, 8/09/18		3,376	3,418,815

			6,406,956
Diversified Telecommunication Services — 2.4%
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17		2,025	2,050,312
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		135	135,270

Floating Rate Loan Interests (b)	Par (000)		Value

Diversified Telecommunication Services (concluded)
Level 3 Financing, Inc. (concluded):
2019 Term Loan B, 5.25%, 8/01/19	USD	110	$110,161
Term Loan B2, 5.75%, 9/03/18		5,500	5,514,520
Term Loan B3, 5.75%, 8/31/18		1,500	1,503,960
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,490	1,423,282

			10,737,505
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		831	820,421
Sensata Technologies Finance Co. LLC, Term Loan, 4.00%, 5/11/18		1,148	1,149,419

			1,969,840
Energy Equipment & Services — 2.0%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		1,631	1,691,485
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		2,984	3,124,090
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		2,978	2,980,865
Tervita Corp., Term Loan B, 3.23%, 11/14/14		1,355	1,329,474

			9,125,914
Food & Staples Retailing — 1.4%
AB Acquisitions UK Topco 2, Term Loan B1, 3.52%, 7/09/15	GBP	3,000	4,495,603
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19	USD	860	862,150
US Foods, Inc. (FKA U.S. Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		972	939,437

			6,297,190
Food Products — 1.9%
Advance Pierre Foods:
Term Loan (First Lien), 7.00%, 9/30/16		2,550	2,561,486
Term Loan (Second Lien), 11.25%, 9/29/17		1,800	1,810,800
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18		1,651	1,628,797
Pinnacle Foods Finance LLC, Term Loan E, 4.75%, 10/17/18		1,376	1,370,828
Solvest Ltd. (Dole):
Term Loan B-2, 5.00%—6.00%, 7/06/18		400	400,708
Term Loan C-2, 5.00%—6.00%, 7/06/18		716	717,057

			8,489,676
Health Care Equipment & Supplies — 3.1%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		2,150	2,157,159
Biomet, Inc., Term Loan B, 3.00%—3.47%, 3/25/15		200	199,476
BSN Medical Acquisition Holding GmbH, Term Loan B, 6.00%, 7/27/19		1,360	1,363,400
DJO Finance LLC:
Extended Term Loan B2, 5.23%, 11/01/16		759	758,923
Term Loan B3, 6.25%, 9/15/17		2,334	2,336,087
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		3,580	3,601,731
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		1,262	1,266,569
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		1,509	1,514,257
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		755	760,663

			13,958,265
Health Care Providers & Services — 3.0%
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		1,766	1,768,889
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,970	1,974,925
Term Loan B2, 4.00%, 9/02/19		1,115	1,109,603
Emergency Medical Services Corp., Term Loan, 5.25%, 5/25/18		720	719,388
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		1,956	1,895,429
Term Loan A, 8.50%, 3/02/15		588	576,011

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	45

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Health Care Providers & Services (concluded)
HCA, Inc.:
Extended Term Loan B3, 3.48%, 5/01/18	USD	1,035	$1,018,668
Term Loan B, 2.48%, 11/18/13		245	244,610
inVentiv Health, Inc.:
Combined Term Loan, 6.50%, 8/04/16		411	382,649
Incremental Term Loan B-3, 6.75%, 5/15/18		1,013	944,377
Medpace, Inc., Term Loan, 6.50%—7.25%, 6/16/17		1,915	1,828,658
Sheridan Holdings, Inc., First Lien Term Loan, 6.00%, 6/29/18		345	345,286
US Renal Care, Inc., First Lien Term Loan, 6.25%—7.25%, 7/02/19		910	916,825

			13,725,318
Health Care Technology — 0.9%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		1,969	1,974,786
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		1,303	1,314,308
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		813	814,929

			4,104,023
Hotels, Restaurants & Leisure — 3.6%
Alpha D2 Ltd., Term Loan B, 5.75%, 4/28/17		1,102	1,107,969
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		330	290,090
Incremental Term Loan B4, 9.50%, 10/31/16		1,004	1,023,456
Term Loan B1, 3.24%, 1/28/15		1,934	1,834,233
Term Loan B3, 3.24%—3.46%, 1/28/15		4,276	4,055,093
Dunkin’ Brands, Inc., Term Loan B2, 4.00%, 11/23/17		3,044	3,010,665
Golden Living, Term Loan, 5.00%, 5/04/18		243	231,833
OSI Restaurant Partners LLC:
Revolver, 2.49%—4.50%, 6/14/13		15	15,145
Term Loan B, 2.56%, 6/14/14		154	152,636
Sabre, Inc., Non Extended Initial Term Loan, 2.23%, 9/30/14		372	368,324
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17		1,468	1,468,423
Six Flags Theme Parks, Inc., Term Loan B, 4.25%, 12/20/18		790	791,849
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		1,785	1,792,961

			16,142,677
Household Products — 0.3%
Prestige Brands, Inc., Term Loan, 5.25%—6.25%, 1/31/19		1,323	1,332,718
Independent Power Producers & Energy Traders —0.6%
The AES Corp., Term Loan, 4.25%, 6/01/18		1,778	1,781,944
Calpine Corp., Term Loan B, 4.50%, 4/02/18		760	761,049
GenOn Energy, Inc., Term Loan B, 6.00%, 12/01/17		295	297,112

			2,840,105
Industrial Conglomerates — 0.7%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		552	553,605
Term Loan, 3.69%—3.72%, 12/03/14		2,643	2,625,018

			3,178,623
Insurance — 0.2%
Asurion LLC, Term Loan (First Lien), 5.50%, 5/24/18		1,067	1,069,201
Internet Software & Services — 0.2%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		1,133	1,127,487
IT Services — 3.7%
Ceridian Corp., Extended Term Loan, 5.99%, 5/09/17		1,568	1,567,491

Floating Rate Loan Interests (b)	Par (000)		Value

IT Services (concluded)
First Data Corp.:
2018 Term Loan B, 4.24%, 3/23/18	USD	6,888	$6,503,537
Non-Extended Term Loan B-1, 2.99%, 9/24/14		449	442,136
Non-Extended Term Loan B-3, 2.99%, 9/24/14		121	118,791
Genpact International, Inc., Term Loan B, 4.25%, 8/16/19		980	980,000
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		853	755,033
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		1,028	1,028,000
Neustar, Inc., Term Loan B, 5.00%, 11/08/18		1,444	1,451,308
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		3,683	3,707,541

			16,553,837
Leisure Equipment & Products — 0.9%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		1,380	1,367,638
EB Sports Corp., Term Loan, 11.50%, 12/31/15		1,838	1,801,073
FGI Operating Company, LLC, Term Loan, 5.50%—6.50%, 4/19/19		680	682,128

			3,850,839
Machinery — 2.0%
Intelligrated, Inc., First Lien Term Loan, 6.75%, 7/30/18		800	792,000
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		734	737,488
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		1,027	1,030,785
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	218	273,268
Term Loan B, 5.50%, 4/28/17	USD	2,032	2,041,673
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		2,062	2,067,124
Wabash National Corp., Term Loan B, 6.00%, 5/02/19		1,940	1,952,263

			8,894,601
Media — 9.3%
Acosta, Inc., Term Loan B, 5.75%, 3/01/18		582	582,891
Affinion Group, Inc., Term Loan B, 5.00%, 7/16/15		349	296,324
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,408	1,407,072
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18		1,424	1,425,312
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental, 7.50%, 7/03/14		1,244	1,200,074
Charter Communications Operating LLC:
Extended Term Loan C, 3.49%, 9/06/16		2,050	2,044,712
Term Loan D, 4.00%, 5/15/19		798	797,456
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		2,420	1,874,054
Term Loan C, 3.88%, 1/28/16		556	423,009
Cumulus Media, Inc., First Lien Term Loan, 5.75%, 9/17/18		1,492	1,494,567
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		895	901,041
Gray Television, Inc., Term Loan B, 3.75%, 12/31/14		1,212	1,205,154
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18		1,521	1,538,301
Hubbard Broadcasting, Term Loan B, 5.25%, 4/28/17		965	965,734
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		7,241	7,264,096
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		1,683	1,685,457
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/01/19		2,265	2,260,900

See Notes to Consolidated Financial Statements.

46	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Media (concluded)
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG):
Term Loan B, 2.95%, 3/06/15	EUR	304	$349,790
Term Loan C, 3.32%, 3/04/16		608	703,402
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		USD 4,250	4,273,035
Nielsen Finance LLC, Class C Term Loan, 3.49%, 5/02/16		401	400,408
Sinclair Television Group, Inc., Term Loan B, 4.00%, 10/28/16		2,042	2,040,975
Thomson Reuters (Healthcare), Inc., Term Loan B, 6.75%, 6/06/19		1,060	1,067,505
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17		2,389	2,309,232
UPC Broadband Holding BV, Term Loan U, 4.15%, 12/29/17	EUR	196	244,786
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	1,050	1,053,066
Term Loan T, 3.75%, 12/30/16		255	252,611
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		502	499,660
Weather Channel, Term Loan B, 4.25%, 2/13/17		1,000	1,002,906
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18		655	654,594

			42,218,124
Metals & Mining — 1.7%
Constellium Holding Co BV, Term Loan B, 9.25%, 5/25/18		920	901,600
Novelis, Inc.:
Incremental Term Loan B2, 4.00%, 3/10/17		1,124	1,116,261
Term Loan, 4.00%, 3/10/17		2,078	2,065,138
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		1,584	1,576,083
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		2,173	2,136,548

			7,795,630
Multiline Retail — 1.3%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19		1,493	1,500,882
Hema Holding BV:
Second Lien Term Loan, 5.14%, 1/05/17	EUR	2,900	3,419,644
Term Loan B, 2.89%, 7/06/15		357	433,171
Term Loan C, 2.14%, 7/05/16		357	435,420

			5,789,117
Oil, Gas & Consumable Fuels — 1.4%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17	USD	1,930	1,934,149
Everest Acquisition LLC, Term Loan B, 5.00%, 4/24/18		1,190	1,192,975
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18		1,310	1,315,380
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,934	1,933,520

			6,376,024
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14		630	609,525
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		1,050	1,059,849
Verso Paper Finance Holdings LLC, Term Loan, 6.49%—7.24%, 2/01/13		4,820	2,410,006

			4,079,380
Pharmaceuticals — 2.0%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,773	1,766,351
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		2,489	2,516,613
Quintiles Transnational Corp., Term Loan B, 5.00%, 6/08/18		772	773,652

Floating Rate Loan Interests (b)	Par (000)		Value

Pharmaceuticals (concluded)
RPI Finance Trust:
Incremental Tranche 2, 4.00%, 11/09/18	USD	324	$324,527
Term Loan Tranche 2, 4.00%, 5/09/18		568	568,465
Valeant Pharmaceuticals International, Inc.:
Add-On Term Loan B, 4.75%, 2/13/19		1,067	1,069,801
Series A Tranche B, 4.75%, 2/13/19		505	506,172
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		278	275,992
Term Loan B-1, 4.25%, 3/15/18		731	726,778
Term Loan B-2, 4.25%, 3/15/18		365	363,389

			8,891,740
Professional Services — 0.9%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19		1,140	1,141,425
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18		2,584	2,585,035
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19		430	427,963

			4,154,423
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		3,423	3,425,624
Term Loan A2, 7.00%, 6/30/14		140	140,132

			3,565,756
Real Estate Management & Development — 0.9%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		383	370,121
Extended Term Loan, 4.49%, 10/10/16		3,700	3,572,003
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		300	298,500

			4,240,624
Road & Rail — 0.7%
Avis Budget Car Rental LLC, Incremental Term Loan, 6.25%, 9/21/18		612	614,922
RailAmerica, Inc., Term Loan B, 4.00%, 3/01/19		1,571	1,570,088
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		823	818,823

			3,003,833
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.50%, 12/01/16		1,373	1,317,319
NXP BV, Term Loan A-2, 5.50%, 3/03/17		952	963,448

			2,280,767
Software — 1.9%
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		597	586,929
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		3,621	3,658,148
Sophia, LP, Term Loan B, 6.25%, 7/19/18		1,197	1,206,875
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		1,573	1,574,813
Term Loan B-2, 5.00%, 6/07/19		163	162,912
WaveDivision Holdings LLC, Term Loan B, 5.50%, 8/23/19		1,240	1,244,625

			8,434,302

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	47

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value

Specialty Retail — 3.9%
Academy Ltd., Term Loan, 6.00%, 8/03/18	USD 1,891	$1,897,117
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17	823	828,764
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17	519	520,169
Claire’s Stores, Inc., Term Loan B, 2.98%—3.20%, 5/29/14	1,109	1,087,805
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18	2,170	2,166,940
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17	810	808,858
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18	774	772,879
Michaels Stores, Inc.:
Extended Term Loan B3, 5.00%, 7/29/16	980	985,326
Term Loan B2, 5.00%, 7/29/16	862	866,756
Party City Holdings, Inc., Term Loan B, 5.75%, 7/26/19	1,505	1,511,893
PETCO Animal Supplies, Inc., Term Loan, 4.50%, 11/24/17	2,555	2,556,910
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18	1,100	1,078,000
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18	688	659,090
Term Loan, 6.00%, 9/01/16	470	461,287
Term Loan B3, 5.25%, 5/25/18	234	225,036
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19	1,062	1,066,459

		17,493,289
Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	1,431	1,418,287
Wolverine Worldwide, Inc., 6.75%, Term Loan B, 6/26/19	1,010	1,016,292

		2,434,579
Wireless Telecommunication Services — 1.7%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19	223	222,275
MetroPCS Wireless, Inc., Term Loan B-3, 4.00%, 3/16/18	1,255	1,250,309
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (f)	6,091	6,335,057

		7,807,641
Total Floating Rate Loan Interests – 76.1%		344,906,043

Other Interests (i)	Beneficial Interest (000)

Auto Components — 0.0%
Intermet Liquidating Trust Class A (d)	833	1
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate	10,000	100
Diversified Financial Services — 0.3%
JG Wentworth LLC Preferred Equity Interests (d)	1	1,454,714
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (d)	1,440	14
Household Durables — 0.6%
Stanley Martin, Class B Membership Units	2	2,940,570

Other Interests (i)	Beneficial Interest (000)	Value

Media — 0.0%
Adelphia Escrow (d)	USD 7,500	$75
Adelphia Preferred Escrow (d)	5	—
Adelphia Recovery Trust (d)	9,406	941
Adelphia Recovery Trust Series ACC-6B INT (d)	500	2,500

		3,516
Specialty Retail — 0.0%
Movie Gallery, Inc. Default Escrow (d)	21,700	217
Total Other Interests – 0.9%		4,399,132

Warrants (j)	Shares
Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	126,761	1
Media — 0.1%
Charter Communications, Inc. (Issued/exercisable 11/30/09, 1 Share for 1 warrant, Expires 11/30/14, Strike Price $51.28)	12,661	366,536
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	1,247	—
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	2,067	—

		—
Total Warrants — 0.1%		366,537
Total Long-Term Investments (Cost — $696,154,128) — 143.7%		651,485,518

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (k)(l)	2,038,105	2,038,105
Total Short-Term Securities (Cost — $2,038,105) — 0.4%		2,038,105
Total Investments (Cost — $698,192,233) — 144.1%		653,523,623
Liabilities in Excess of Other Assets — (44.1)%		(200,087,811)

Net Assets — 100.0%		$453,435,812

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Credit Suisse Group AG	$1,107,600	—
Goldman Sachs Group, Inc.	$734,063	$9,063

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Convertible security.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

See Notes to Consolidated Financial Statements.

48	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

(j)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(k)	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	2,038,105	2,038,105	$1,179

(l)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counter party	Settle ment Date	Unrealized Appreciation (Depreciation)
USD	238,119	GBP	150,000	Royal Bank of Scotland Group Plc	9/04/12	$(59)
USD	226,440	EUR	180,000	Deutsche Bank AG	9/05/12	36
GBP	150,000	USD	238,085	Royal Bank of Scotland Group Plc	10/17/12	58
USD	2,206,135	CAD	2,240,500	UBS AG	10/17/12	(64,703)
USD	446,528	GBP	285,000	Citigroup, Inc.	10/17/12	(5,943)
USD	133,252	GBP	85,000	Deutsche Bank AG	10/17/12	(1,696)
USD	5,352,655	GBP	3,448,000	UBS AG	10/17/12	(121,448)
USD	120,747	GBP	77,000	UBS AG	10/17/12	(1,499)
EUR	106,000	USD	131,357	Citigroup, Inc.	10/22/12	2,038
EUR	180,000	USD	226,555	Deutsche Bank AG	10/22/12	(34)
EUR	145,000	USD	179,154	UBS AG	10/22/12	3,322
USD	13,891,193	EUR	11,330,500	Citigroup, Inc.	10/22/12	(367,659)
USD	576,649	EUR	466,000	Citigroup, Inc.	10/22/12	(9,788)
USD	447,278	EUR	360,000	Citigroup, Inc.	10/22/12	(5,763)
USD	127,842	EUR	104,000	Citigroup, Inc.	10/22/12	(3,037)
USD	57,080	EUR	46,000	Royal Bank of Scotland Group Plc	10/22/12	(808)
USD	738,772	EUR	601,000	UBS AG	10/22/12	(17,556)
USD	297,515	EUR	241,000	UBS AG	10/22/12	(5,771)
USD	250,516	EUR	203,000	UBS AG	10/22/12	(4,949)
USD	167,190	EUR	136,000	UBS AG	10/22/12	(3,959)
Total						$(609,218)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$11,216,353	$11,216,353
Common Stocks	$2,949,459	$2,070,122	4,072,027	9,091,608
Corporate Bonds	—	271,841,107	9,664,738	281,505,845
Floating Rate Loan Interests	—	308,847,920	36,058,123	344,906,043
Other Interests	3,441	—	4,395,691	4,399,132
Warrants	366,536	—	1	366,537
Short-Term Securities	2,038,105	—	—	2,038,105

Total	$5,357,541	$582,759,149	$65,406,933	$653,523,623

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$5,454	—	$5,454
Liabilities:
Foreign currency exchange contracts	—	(614,672)	—	(614,672)

Total	—	$(609,218)	—	$(609,218)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$80,941	—	—	$80,941
Foreign currency at value	290,567	—	—	290,567
Liabilities:
Loan payable	—	$(195,000,000)	—	(195,000,000)

Total	$371,508	$(195,000,000)	—	$(194,628,492)

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2012.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	49

Consolidated Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the Fund’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs[2]
Assets:
Common Stocks	$4,072,003	Market Comparable Companies	EBITDA Multiple	5.0x -5.9x	5.9x
			Forward EBITDA Multiple	4.6x	4.6x
			Illiquidity Discount	20%	20%
			Proforma Revenue Increase	37%	37%
Other Interests	2,940,570	Market Comparable Companies	Tangible Book Value Multiple	1.44x	1.44x
Corporate Bonds	9,110,544	Market Comparable Companies	EBITDA Multiple	5.0x	5.0x
			Illiquidity Discount	20%	20%
			Proforma Revenue Increase	37%	37%
Floating Rate Loan Interests	7,631,445	Market Comparable Companies	Yield	9.65%	9.65%
			Illiquidity Discount	50%	50%
		Cost	N/A3	—	—

Total[4]	$23,754,562

[1]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Forward EBITDA Multiple	Increase	Decrease
Illiquidity Discount	Decrease	Increase
Proforma Revenue Increase	Increase	Decrease
Tangible Book Value Multiple	Increase	Decrease
Yield	Decrease	Increase

[2]	Unobservable inputs are weighted based on the value of the investments included in the range.

[3]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[4]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 29, 2012	$4,989,143	$5,458,062	$9,604,936	$28,186,100	$3,410,858	$2	$51,649,101
Transfers into Level 3[5]	—	—	—	7,215,466	—	—	7,215,466
Transfers out of Level 3[6]	—	(677,817)	—	(4,536,423)	—	—	(5,214,240)
Accrued discounts/ premiums	99,738	—	202,235	136,007	—	—	437,980
Net realized gain (loss)	(45,069)	(2,511,903)	—	(928,362)	—	(433,873)	(3,919,207)
Net change in unrealized appreciation/depreciation[7]	56,727	1,393,580	(222,602)	956,313	984,833	433,872	3,602,723
Purchases	8,129,039	410,126	80,169	8,743,925	—	—	17,363,259
Sales	(2,013,225)	(21)	—	(3,714,903)	—	—	(5,728,149)

Closing Balance, as of August 31, 2012	$11,216,353	$4,072,027	$9,664,738	$36,058,123	$4,395,691	$1	$65,406,933

[5]

As of February 29, 2012, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $7,215,466 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[6]

As of February 29, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $5,214,140 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[7]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $271,065.

See Notes to Consolidated Financial Statements.

50	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
August 31, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Fraser Sullivan CLO Ltd., Series 2012-7A, Class C, 4.47%, 4/20/23 (a)(b)	USD	250	$222,150
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.81%, 10/27/20 (b)		305	256,962
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.66%, 4/17/22 (a)(b)		400	363,640
Goldman Sachs Asset Management CLO Plc, Series 2007-1A, Class B, 0.89%, 8/01/22 (a)(b)		665	561,925
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.71%, 9/20/22 (a)(b)(c)		400	369,200
ING Investment Management, Series 2012-2A, Class D, 4.99%, 10/15/22 (a)(b)		400	356,644
LCM LP, Series 11A, Class D2, 4.41%, 4/19/22 (a)(b)		425	371,875
MAPS CLO Fund LLC, Series 2005-1A, Class C, 1.42%, 12/21/17 (a)(b)		300	284,610
Race Point CLO, Series 2012-6A, Class D, 4.93%, 5/24/23 (a)(b)		275	248,518
Symphony CLO Ltd. (a)(b):
Series 2012-10A, Class D, 5.69%, 7/23/23		400	370,000
Series 2012-9A, Class D, 4.71%, 4/16/22		500	445,600
Total Asset-Backed Securities – 2.6%			3,851,124

Common Stocks (d)	Shares
Auto Components — 0.3%
Delphi Automotive Plc		15,181	459,824
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		10,732	4,937
Electrical Equipment — 0.0%
Medis Technologies Ltd.		13,053	39
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,860	8,333
Software — 0.3%
HMH Holdings/EduMedia		16,429	402,509
Total Common Stocks – 0.6%			875,642

Corporate Bonds	Par (000)
Airlines — 0.1%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	USD	143	151,220
Delta Air Lines, Inc., Series 2009-1-B, 9.75%, 6/17/18		53	57,610

			208,830
Auto Components — 0.8%
Icahn Enterprises LP:
7.75%, 1/15/16		30	31,500
8.00%, 1/15/18		1,075	1,144,875

			1,176,375
Capital Markets — 0.0%
E*Trade Financial Corp., 2.25%, 8/31/19 (a)(e)(f)		46	39,330
Chemicals — 1.3%
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (f)(g)		702	842,521
10.00%, 3/31/15		766	765,560
Hexion US Finance Corp., 6.63%, 4/15/20		145	146,450
INEOS Finance Plc, 8.38%, 2/15/19 (a)		125	131,563

			1,886,094
Commercial Services & Supplies — 0.3%
ARAMARK Corp., 3.94%, 2/01/15 (b)		75	74,812
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		318	335,043

Corporate Bonds	Par (000)		Value

Commercial Services & Supplies (concluded)
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)	USD	12	$12,120

			421,975
Communications Equipment — 0.5%
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		430	456,875
10.13%, 7/01/20		290	311,025

			767,900
Consumer Finance — 0.3%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		425	462,187
Containers & Packaging — 0.1%
OI European Group BV, 6.88%, 3/31/17	EUR	113	146,751
Diversified Financial Services — 0.8%
Ally Financial, Inc., 2.62%, 12/01/14 (b)	USD	505	496,344
Reynolds Group Issuer, Inc.:
7.75%, 10/15/16	EUR	200	259,736
6.88%, 2/15/21	USD	395	427,587

			1,183,667
Diversified Telecommunication Services — 0.2%
ITC Deltacom, Inc., 10.50%, 4/01/16		290	312,475
Energy Equipment & Services — 0.1%
FTS International Services LLC/ FTS International Bonds Inc., 8.13%, 11/15/18 (a)		180	185,850
Health Care Equipment & Supplies — 0.2%
DJO Finance LLC:
10.88%, 11/15/14		144	150,300
7.75%, 4/15/18		95	86,925

			237,225
Health Care Providers & Services — 0.8%
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		410	422,813
HCA, Inc., 6.50%, 2/15/20		455	499,931
Tenet Healthcare Corp., 8.88%, 7/01/19		170	193,375

			1,116,119
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		980	1,151,500
Hotels, Restaurants & Leisure — 0.7%
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		383	348,530
Travelport LLC:
5.04%, 9/01/14 (b)		665	472,150
9.88%, 9/01/14		150	119,250

			939,930
Household Durables — 0.2%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		205	209,613
Independent Power Producers & Energy Traders — 1.9%
Calpine Corp., 7.25%, 10/15/17 (a)		625	668,750
Energy Future Holdings Corp., 10.00%, 1/15/20		365	402,412
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		1,510	1,694,975

			2,766,137
Industrial Conglomerates — 0.5%
Sequa Corp., 13.50%, 12/01/15 (a)		679	719,387
IT Services — 0.2%
First Data Corp., 6.75%, 11/01/20 (a)		280	277,900
Machinery — 0.1%
UR Financing Escrow Corp., 5.75%, 7/15/18 (a)		90	95,175
Media — 2.1%
AMC Networks, Inc., 7.75%, 7/15/21		120	135,900
Checkout Holding Corp., 16.29%, 11/15/15 (a)(e)		350	213,500

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	51

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media (concluded)
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17	USD	212	$229,490
Series B, 9.25%, 12/15/17		967	1,050,404
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		297	331,155
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (a)		1,000	1,082,500

			3,042,949
Oil, Gas & Consumable Fuels — 0.2%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		144	153,360
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		165	176,962

			330,322
Paper & Forest Products — 0.1%
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		180	186,300
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		210	221,550
Real Estate Management & Development — 0.1%
Realogy Corp., 7.63%, 1/15/20 (a)		190	207,100
Wireless Telecommunication Services — 2.2%
Cricket Communications, Inc., 7.75%, 5/15/16		825	870,375
Digicel Group Ltd. (a):
9.13%, 1/15/15		399	402,990
8.25%, 9/01/17		265	280,900
iPCS, Inc., 2.57%, 5/01/13 (b)		500	496,250
Sprint Nextel Corp. (a):
9.00%, 11/15/18		400	472,000
7.00%, 3/01/20		630	689,850

			3,212,365
Total Corporate Bonds – 14.8%			21,505,006

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.7%
DynCorp International, Term Loan B, 6.25%, 7/07/16		385	384,754
SI Organization, Inc., Term Loan B, 4.50%, 11/22/16		465	452,000
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/19		419	419,650
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17		224	225,088
Term Loan B, 4.00%, 2/14/17		596	598,282
Wesco Aircraft Hardware Corp., Term Loan B, 4.25%, 4/07/17		356	356,002

			2,435,776
Airlines — 0.8%
Delta Air Lines, Inc., Credit, Term Loan B, 5.50%, 4/20/17		1,105	1,112,617
US Airways Group, Inc., Term Loan, 2.73%, 3/21/14		65	62,806

			1,175,423
Auto Components — 2.8%
Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, 7/28/17		744	729,487
Federal-Mogul Corp.:
Term Loan B, 2.17%—2.18%, 12/29/14		993	947,925
Term Loan C, 2.17%—2.18%, 12/28/15		337	321,311
The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 4.75%, 4/30/19		1,310	1,305,087
GPX International Tire Corp. (d)(h):
Term Loan, 8.37%, 3/30/12		9	—
Term Loan, 12.00%, 3/31/12		549	—

Floating Rate Loan Interests (b)	Par (000)		Value

Auto Components (concluded)
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17	USD	430	$431,256
UCI International, Inc., Term Loan, 5.50%, 7/26/17		394	394,985

			4,130,051
Biotechnology — 0.5%
Grifols, Inc., Term Loan B, 4.50%, 6/01/17		707	708,905
Building Products — 3.2%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		976	973,457
CPG International, Inc., Term Loan B, 6.00%, 2/18/17		936	920,544
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16		2,327	2,329,131
Momentive Performance Materials, Inc. (Nautilus), Extended Term Loan, 3.62%, 5/05/15	EUR	338	389,006

			4,612,138
Capital Markets — 2.0%
American Capital Holdings, Term Loan, 5.50%, 7/19/16	USD	586	588,198
HarbourVest Partners LLC, Term Loan B, 6.25%, 12/16/16		754	753,081
Nuveen Investments, Inc.:
Extended (First Lien), Term Loan, 5.95%—5.96%, 5/13/17		459	459,384
Extended Term Loan, 5.92%—5.96%, 5/12/17		916	918,479
Incremental Term Loan, 7.25%, 5/13/17		180	180,810

			2,899,952
Chemicals — 6.2%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		711	690,381
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		297	297,686
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		800	802,336
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		405	408,799
Gentek, Inc., Term Loan, 5.00%—5.75%, 10/06/15		442	439,353
INEOS US Finance LLC:
3 Year Term Loan, 5.50%, 5/04/15		100	100,498
6 Year Term Loan, 6.50%, 5/04/18		2,157	2,160,487
MacDermid, Inc., Tranche C Term Loan, 2.32%, 4/11/14	EUR	250	310,993
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	617	600,604
PolyOne Corp., Term Loan, 5.00%, 12/20/17		214	214,567
PQ Corp., Term Loan B, 3.98%, 7/30/14		1,255	1,232,596
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		290	270,020
Tronox Pigments (Netherlands) BV:
Delayed Draw Term Loan, 4.25%, 2/08/18		180	179,566
Term Loan B, 4.25%, 2/08/18		660	658,409
Univar, Inc., Term Loan B, 5.00%, 6/30/17		687	682,789

			9,049,084
Commercial Services & Supplies — 5.7%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19		985	984,233
Altegrity, Inc., Tranche D Term Loan, 7.75%, 2/20/15		839	834,503
ARAMARK Corp.:
Extended Term Loan B, 3.48%, 7/26/16		196	195,165
Extended Term Loan C, 3.48%—3.71%, 7/26/16		111	110,624
Letter of Credit, 3.50%, 7/26/16		13	12,835
Letter of Credit Facility, 3.50%, 7/26/16		9	8,911
AWAS Finance Luxembourg 2012 SA, Term Loan, 5.75%, 7/16/18		325	325,000
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		462	462,255
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16		1,000	1,010,000
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		1,335	1,334,661
Protection One, Inc., Term Loan, 5.75%, 3/21/19		643	649,821
Synagro Technologies, Inc., Term Loan B, 2.24%, 4/02/14		855	758,018

See Notes to Consolidated Financial Statements.

52	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Commercial Services & Supplies (concluded)
Volume Services America, Inc., Term Loan B, 10.50%—10.75%, 9/16/16	USD	516	$515,813
West Corp., Term Loan B6, 5.75%, 6/29/18		1,025	1,028,208

			8,230,047
Communications Equipment — 3.5%
Avaya, Inc.:
Extended Term Loan B3, 4.93%, 10/26/17		148	132,128
Term Loan B1, 3.18%, 10/24/14		918	881,448
CommScope, Inc., Term Loan, 4.25%, 1/12/18		765	764,232
Telesat Canada, Term Loan A, 4.41%, 3/24/17	CAD	870	842,861
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19	USD	2,385	2,420,036

			5,040,705
Construction & Engineering — 0.9%
BakerCorp. International, Inc., Term Loan B, 4.75%, 6/01/18		426	423,891
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17		900	900,000

			1,323,891
Construction Materials — 2.0%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		2,885	2,947,518
Consumer Finance — 0.8%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		1,215	1,173,386
Containers & Packaging — 0.5%
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		698	701,984
Diversified Consumer Services — 3.3%
Coinmach Service Corp., Term Loan B, 3.33%, 11/20/14		1,334	1,279,396
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		354	311,554
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		1,168	1,139,579
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		125	123,884
Term Loan, 2.75%—2.97%, 7/24/14		1,252	1,244,041
Weight Watchers International, Inc., Term Loan F, 4.00%, 3/15/19		688	679,524

			4,777,978
Diversified Financial Services — 2.0%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		665	666,662
DIP Term Loan A2, 6.75%, 11/18/13		95	96,109
Reynolds Group Holdings, Inc.:
Term Loan B, 6.50%, 2/09/18		684	687,707
Term Loan C, 6.50%, 8/09/18		1,398	1,415,538

			2,866,016
Diversified Telecommunication Services — 4.3%
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17		565	572,062
Integra Telecom Holdings, Inc., Term Loan B, 9.25%, 4/15/15		784	772,240
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		860	861,720
2019 Term Loan B, 5.25%, 8/01/19		705	706,029
Term Loan B2, 5.75%, 9/03/18		1,800	1,804,752
Term Loan B3, 5.75%, 8/31/18		650	651,716
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		890	850,140

			6,218,659

Floating Rate Loan Interests (b)	Par (000)		Value

Electronic Equipment, Instruments & Components — 0.9%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17	USD	591	$583,252
Flextronics International Ltd. Delay Draw:
Term Loan A-2, 2.48%, 10/01/14		20	20,202
Term Loan A-3, 2.48%, 10/01/14		24	23,569
Sensata Technologies Finance Co. LLC, Term Loan, 4.00%, 5/11/18		701	701,572

			1,328,595
Energy Equipment & Services — 2.9%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		517	536,375
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		674	705,440
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		1,737	1,738,838
Tervita Corp.:
Incremental Term Loan, 6.50%, 10/17/14		403	402,640
Term Loan B, 3.23%, 11/14/14		866	850,105

			4,233,398
Food & Staples Retailing — 1.6%
Alliance Boots Holdings Ltd., Term Loan B1, 3.52%, 7/09/15	GBP	675	1,011,511
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19	USD	555	556,387
US Foods, Inc. (FKA U.S. Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		719	695,295

			2,263,193
Food Products — 3.0%
Advance Pierre Foods:
Term Loan (First Lien), 7.00%, 9/30/16		922	926,376
Term Loan (Second Lien), 11.25%, 9/29/17		655	658,930
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18		1,225	1,208,397
Michael Foods Group, Inc., Term Loan B, 4.25%, 2/23/18		143	142,801
Pinnacle Foods Finance LLC:
Extended Term Loan B, 3.75%, 10/03/16		50	49,055
Term Loan E, 4.75%, 10/17/18		593	590,928
Solvest Ltd. (Dole):
Term Loan B-2, 5.00%—6.00%, 7/06/18		298	298,362
Term Loan C-2, 5.00%—6.00%, 7/06/18		533	533,913

			4,408,762
Health Care Equipment & Supplies — 5.3%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		1,520	1,525,062
Biomet, Inc., Term Loan B, 3.23%—3.47%, 3/25/15		361	360,261
BSN Medical Acquisition Holding GmbH, Term Loan B, 6.00%, 7/27/19		440	441,100
DJO Finance LLC:
Extended Term Loan B2, 5.23%, 11/01/16		223	222,858
Term Loan B3, 6.25%, 9/15/17		1,197	1,197,994
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		2,010	2,022,201
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		409	410,509
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		402	395,452
Immucor, Inc., Term Loan B, 6.00%, 8/17/18		948	951,392
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		245	246,837

			7,773,666
Health Care Providers & Services — 4.9%
Community Health Systems, Inc., Extended Term Loan B, 3.92%—3.96%, 1/25/17		48	48,166
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		678	678,876
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,031	1,033,345
Term Loan B2, 4.00%, 9/02/19		720	716,515

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	53

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Health Care Providers & Services (concluded)
Emergency Medical Services Corp., Term Loan, 5.25%, 5/25/18	USD	759	$757,672
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		517	500,679
Term Loan A, 8.50%, 3/02/15		294	288,005
HCA, Inc.:
Extended Term Loan B3, 3.48%, 5/01/18		270	265,739
Tranche B-2 Term Loan, 3.71%, 3/31/17		368	362,671
inVentiv Health, Inc.:
Combined Term Loan, 6.50%, 8/04/16		365	339,483
Incremental Term Loan B-3, 6.75%, 5/15/18		510	475,981
Medpace, Inc., Term Loan, 6.50%—7.25%, 6/16/17		622	594,314
Sheridan Holdings, Inc., First Lien Term Loan, 6.00%, 6/29/18		345	345,286
US Renal Care, Inc., First Lien Term Loan, 6.24%—7.25%, 7/02/19		590	594,425
Vanguard Health Holding Co. II LLC (Vanguard Health Systems, Inc.), Term Loan B, 5.00%, 1/29/16		69	69,781

			7,070,938
Health Care Technology — 1.4%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		634	635,550
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		1,055	1,064,228
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		368	369,342

			2,069,120
Hotels, Restaurants & Leisure — 7.1%
Alpha D2 Ltd., Term Loan B, 5.75%, 4/28/17		713	716,921
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/16/18		637	637,870
Boyd Gaming Corp., Incremental Term Loan, 6.00%, 12/17/15		439	442,278
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		105	92,301
Incremental Term Loan B4, 9.50%, 10/31/16		668	680,882
Term Loan B1, 3.24%, 1/28/15		133	126,349
Term Loan B3, 3.24%—3.46%, 1/28/15		2,720	2,579,499
DineEquity, Inc., Term Loan B, 4.25%—5.25%, 10/19/17		37	37,169
Dunkin’ Brands, Inc., Term Loan B2, 4.00%, 11/23/17		1,287	1,273,485
Golden Living, Term Loan, 5.00%, 5/04/18		166	158,891
OSI Restaurant Partners LLC:
Revolver, 2.49%—4.50%, 6/14/13		5	4,900
Term Loan B, 2.56%, 6/14/14		50	49,382
Sabre, Inc., Non Extended Initial Term Loan, 2.23%, 9/30/14		169	166,848
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17		506	506,320
Six Flags Theme Parks, Inc., Term Loan B, 4.25%, 12/20/18		800	801,872
Station Casinos, Inc., Term Loan B1, 3.23%, 6/17/16		455	431,960
Twin River Worldwide Holdings, Inc., Term Loan, 8.50%, 11/05/15		375	376,550
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		1,235	1,240,508

			10,323,985
Household Products — 0.5%
Prestige Brands, Inc., Term Loan, 5.25%—6.25%, 1/31/19		676	681,455
Independent Power Producers & Energy Traders — 0.9%
The AES Corp., Term Loan, 4.25%, 6/01/18		988	989,969
Calpine Corp., Term Loan B, 4.50%, 4/02/18		245	245,338
GenOn Energy, Inc., Term Loan B, 6.00%, 12/01/17		140	141,004

			1,376,311

Floating Rate Loan Interests (b)	Par (000)		Value

Industrial Conglomerates — 1.9%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14	USD	229	$229,122
Term Loan, 3.69%—3.72%, 12/03/14		2,541	2,523,804

			2,752,926
Insurance — 0.7%
Asurion LLC, Term Loan (First Lien), 5.50%, 5/24/18		346	346,896
CNO Financial Group, Inc., Term Loan B, 6.25%, 9/30/16		731	732,639

			1,079,535
Internet Software & Services — 0.4%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		605	601,963
IT Services — 5.5%
Ceridian Corp., Extended Term Loan, 5.99%, 5/09/17		800	799,990
First Data Corp.:
2018 Term Loan B, 4.24%, 3/23/18		3,314	3,129,373
Non-Extended Term Loan B-1, 2.99%, 9/24/14		159	156,565
Non-Extended Term Loan B-3, 2.99%, 9/24/14		45	44,349
Genpact International, Inc., Term Loan B, 4.25%, 8/16/19		875	875,000
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		376	332,527
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		358	357,500
Neustar, Inc., Term Loan B, 5.00%, 11/08/18		466	468,807
SunGard Data Systems, Inc. (Solar Capital Corp.), Term Loan, 3.86%—4.06%, 2/26/16		161	160,488
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		1,720	1,731,384

			8,055,983
Leisure Equipment & Products — 0.8%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		595	589,972
FGI Operating Company, LLC, Term Loan, 5.50%—6.50%, 4/19/19		595	596,862

			1,186,834
Machinery — 2.8%
Intelligrated, Inc., First Lien Term Loan, 6.75%, 7/30/18		500	495,000
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		499	500,903
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		373	374,591
Terex Corp.:
Term Loan, 6.00%, 4/28/17	EUR	69	86,949
Term Loan B, 5.50%, 4/28/17	USD	690	693,599
Tomkins LLC, Term Loan B, 4.25%, 9/29/16		1,282	1,285,281
Wabash National Corp., Term Loan B, 6.00%, 5/02/19		628	632,353

			4,068,676
Media — 16.4%
Acosta, Inc., Term Loan B, 5.75%, 3/01/18		270	270,835
Affinion Group, Inc., Term Loan B, 5.00%, 7/15/15		287	243,775
AMC Entertainment, Inc., Term Loan B3, 4.25%, 2/22/18		373	373,498
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		891	890,448
Atlantic Broadband Finance LLC, 1st Lien Term Loan, 5.25%, 4/04/19		535	535,503
BBHI Acquisition LLC (FKA Bresnan Telecommunications Co. LLC), Term Loan B, 4.50%, 12/14/17		1,378	1,381,445
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18		664	665,146
Catalina Marketing Corp., Extended Term Loan B, 5.73%, 9/29/17		618	609,557
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		185	170,637
Tranche 1 Incremental, 7.50%, 7/03/14		490	473,176

See Notes to Consolidated Financial Statements.

54	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Media (concluded)
Charter Communications Operating LLC:
Extended Term Loan C, 3.49%, 9/06/16	USD	891	$888,894
Term Loan D, 4.00%, 5/15/19		347	346,676
Clarke American Corp., Term Facility B, 2.73%—2.96%, 6/30/14		106	94,971
Clear Channel Communications, Inc.:
Term Loan B, 3.88%, 1/28/16		1,003	776,623
Term Loan C, 3.88%, 1/28/16		182	138,507
Cumulus Media, Inc., First Lien Term Loan, 5.75%, 9/17/18		701	702,447
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		515	518,476
Gray Television, Inc., Term Loan B, 3.75%, 12/31/14		731	726,965
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18		499	504,361
Hubbard Broadcasting, Term Loan B, 5.25%, 4/28/17		438	438,970
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		3,172	3,182,279
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		1,535	1,536,740
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/01/19		860	858,443
Lavena Holding 4 GmbH (Prosiebensat.1 Media AG), Term Loan B, 2.95%, 3/06/15	EUR	304	349,790
LIN Television Corp., Term Loan B, 5.00%, 12/21/18	USD	373	375,226
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,325	1,332,181
Nielsen Finance LLC, Class B Term Loan, 3.99%, 5/02/16		724	726,271
Sinclair Television Group, Inc., Term Loan B, 4.00%, 10/28/16		640	639,696
Thomson Reuters (Healthcare), Inc., Term Loan B, 6.75%, 6/06/19		695	699,921
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17		986	952,754
UPC Broadband Holding BV, Term Loan U, 4.15%, 12/29/17	EUR	210	262,893
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17	USD	530	531,548
Term Loan T, 3.75%, 12/30/16		95	94,110
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		212	210,383
Weather Channel, Term Loan B, 4.25%, 2/13/17		962	965,597
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18		595	594,631

			24,063,373
Metals & Mining — 2.6%
Constellium Holding Co. BV, Term Loan B, 9.25%, 5/25/18		590	578,200
Novelis, Inc., Term Loan, 4.00%, 3/10/17		1,322	1,313,681
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		495	492,526
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		1,478	1,453,044

			3,837,451
Multiline Retail — 1.3%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19		597	600,353
Dollar General Corp., Tranche B-2 Term Loan, 2.98%, 7/07/14		360	361,067
Hema Holding BV:
Term Loan B, 2.89%, 7/06/15	EUR	203	245,464
Term Loan C, 2.14%, 7/05/16		203	246,738
The Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/18	USD	485	485,000

			1,938,622
Oil, Gas & Consumable Fuels — 2.3%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		1,060	1,062,279
Everest Acquisition LLC, Term Loan B1, 5.00%, 4/24/18		755	756,888

Floating Rate Loan Interests (b)	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18	USD	881	$883,970
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		618	618,239

			3,321,376
Paper & Forest Products — 0.8%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14		200	193,500
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		250	252,345
Verso Paper Finance Holdings LLC, Term Loan, 6.49%—7.24%, 2/01/13		1,520	760,203

			1,206,048
Pharmaceuticals — 4.1%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,283	1,277,940
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		1,593	1,610,294
Quintiles Transnational Corp., Term Loan B, 5.00%, 6/08/18		673	674,466
RPI Finance Trust:
Incremental Tranche 2, 4.00%, 11/09/18		110	109,840
Term Loan Tranche 2, 4.00%, 5/09/18		494	494,516
Valeant Pharmaceuticals International, Inc.:
Add-On Term Loan B, 4.75%, 2/13/19		678	679,310
Series A Tranche B, 4.75%, 2/13/19		495	496,148
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		117	116,207
Term Loan B-1, 4.25%, 3/15/18		308	306,012
Term Loan B-2, 4.25%, 3/15/18		154	153,006

			5,917,739
Professional Services — 1.4%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19		740	740,925
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18		931	931,544
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19		306	304,329

			1,976,798
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		1,185	1,186,350
Term Loan A2, 7.00%, 6/30/14		35	35,033

			1,221,383
Real Estate Management & Development — 1.6%
Mattamy Funding Partnership, Term Loan B, 2.69%, 4/11/13		225	221,802
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		103	99,281
Extended Synthetic Letter of Credit, 3.25%, 10/10/13		29	26,904
Extended Term Loan, 4.48%, 10/10/16		1,971	1,902,900
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		100	99,500

			2,350,387
Road & Rail — 0.7%
Avis Budget Car Rental LLC, Incremental Term Loan, 6.25%, 9/21/18		316	317,379
RailAmerica, Inc., Term Loan B, 4.00%, 3/01/19		509	508,410
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		269	267,978

			1,093,767

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	55

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Semiconductors & Semiconductor Equipment — 0.9%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.50%, 12/01/16	USD	869	$833,242
NXP BV, Term Loan A-2, 5.50%, 3/03/17		446	451,476

			1,284,718
Software — 3.7%
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		294	288,573
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		2,040	2,060,857
Sophia, LP, Term Loan B, 6.25%, 7/19/18		738	744,240
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		1,028	1,029,174
Term Loan B-2, 5.00%, 6/07/19		106	106,466
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		355	354,248
WaveDivision Holdings LLC, Term Loan B, 5.50%, 8/23/19		800	802,984

			5,386,542
Specialty Retail — 6.6%
Academy Ltd., Term Loan, 6.00%, 8/03/18		896	898,634
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		644	648,582
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17		173	173,423
Claire’s Stores, Inc., Term Loan B, 2.98%—3.20%, 5/29/14		926	908,258
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		985	983,611
The Gymboree Corp., Term Loan, 5.00%, 2/23/18		146	141,494
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17		525	524,260
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18		362	361,984
Michaels Stores, Inc.:
Extended Term Loan B3, 5.00%, 7/29/16		392	394,015
Term Loan B2, 5.00%, 7/29/16		701	704,503
Party City Holdings, Inc., Term Loan B, 5.75%, 7/26/19		975	979,465
PETCO Animal Supplies, Inc., Term Loan, 4.50%, 11/24/17		1,125	1,125,709
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		360	352,800
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		242	231,414
Term Loan, 6.00%, 9/01/16		300	294,271
Term Loan B3, 5.25%, 5/25/18		110	105,336
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		728	731,000

			9,558,759
Textiles, Apparel & Luxury Goods — 1.2%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,057	1,047,654
Wolverine Worldwide, Inc., Term Loan B, 6.75%, 6/26/19		660	664,112

			1,711,766
Wireless Telecommunication Services — 1.7%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19		317	316,122
MetroPCS Wireless, Inc.:
Term Loan B-3, 4.00%, 3/16/18		146	145,501
Tranche B-2 Term Loan, 4.07%, 11/03/16		474	473,170
Vodafone Americas Finance 2, Inc. (g):
Term Loan, 6.88%, 8/11/15		1,211	1,259,443
Term Loan B, 6.25%, 7/11/16		309	315,562

			2,509,798
Total Floating Rate Loan Interests – 126.9%			184,945,380

Other Interests (i)	Beneficial Interest (000)		Value

Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate	USD 2,000		$20
Diversified Financial Services — 0.3%
J.G. Wentworth LLC Preferred Equity Interests (d)	—	(j)	365,704
Total Other Interests – 0.3%			365,724

Warrants (k)	Shares
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	613		—
Total Long-Term Investments (Cost — $211,136,977) — 145.2%			211,542,876

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (l)(m)	1,481,869		1,481,869
Total Short-Term Securities (Cost — $1,481,869) — 1.0%			1,481,869

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Group, Inc.	11		—
Total Options Purchased (Cost — $10,755) — 0.0%			—
Total Investments (Cost — $212,629,601) — 146.2%			213,024,745
Liabilities in Excess of Other Assets — (46.2)%			(67,347,038)

Net Assets — 100.0%			$145,677,707

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	When-issued security. Unsettled when-issued transaction was as follows:

Counterparty	Value	Unrealized Appreciation
Credit Suisse Group AG	$369,200	—

(d)	Non-income producing security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Convertible security.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Amount is less than $500.

(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Consolidated Financial Statements.

56	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

(l)	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,382,746	(900,877)	1,481,869	$445

(m)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counter party	Settle ment Date	Unrealized Depreciation
USD	768,036	CAD	780,000	UBS AG	10/17/12	$(22,525)
USD	70,504	GBP	45,000	Citigroup, Inc.	10/17/12	(938)
USD	871,669	GBP	561,500	UBS AG	10/17/12	(19,778)
USD	2,150,404	EUR	1,754,000	Citigroup, Inc.	10/22/12	(56,915)
Total						$(100,156)

•	Credit default swaps on traded indexes — buy protection outstanding as of August 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Index Series 18	5.00%	JPMorgan & Chase Co.	6/20/17	$1,906	$(77,373)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instrument. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instrument)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$3,851,124	$3,851,124
Common Stocks	$468,196	$402,509	4,937	875,642
Corporate Bonds	—	19,548,395	1,956,611	21,505,006
Floating Rate Loan Interests	—	172,570,323	12,375,057	184,945,380
Other Interests	—	—	365,724	365,724
Warrants	—	—	—	—
Short-Term Securities	1,481,869	—	—	1,481,869

Total	$1,950,065	$192,521,227	$18,553,453	$213,024,745

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(100,156)	—	$(100,156)
Interest rate contracts	—	(77,373)	—	(77,373)

Total	—	$(177,529)	—	$(177,529)

[1]	Derivative financial instruments are foreign currency exchange contracts and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,216	—	—	$3,216
Foreign currency at value	35,669	—	—	35,669
Liabilities:
Loan payable	—	$(63,000,000)	—	(63,000,000)

Total	$38,885	$(63,000,000)	—	$(62,961,115)

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2012.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	57

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the Fund’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[1]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs[2]
Assets:
Common Stocks	$4,937	Market Comparable Companies	EBITDA Multiple	5.0x	5.0x
			Illiquidity Discount	20%	20%
			Proforma Revenue Increase	37%	37%
Corporate Bonds	1,608,081	Market Comparable Companies	EBITDA Multiple	5.0x	5.0x
			Illiquidity Discount	20%	20%
			Proforma Revenue Increase	37%	37%
Floating Rate Loan Interests	2,448,888	Market Comparable Companies	Illiquidity Discount	50%	50%
			Yield	9.65%	9.65%
		Cost	N/A3	—	—
Total[4]	$4,061,906

[1]	A change to the unobservable inputs may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Illiquidity Discount	Decrease	Increase
Proforma Revenue Increase	Increase	Decrease
Yield	Decrease	Increase

[2]	Unobservable inputs are weighted based on the value of the investments included in the range.

[3]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[4]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening balance, as of February 29, 2012	$3,012,124	$16,744	$1,863,100	$9,442,927	$311,546	$14,646,441
Transfers into Level 3[5]	—	—	—	2,698,968	—	2,698,968
Transfers out of Level 3[6]	—	—	—	(2,006,150)	—	(2,006,150)
Accrued discounts/premiums	20,211	—	32,997	(70,340)	—	(17,132)
Net realized gain (loss)	(45,594)	(669,326)	—	(278,193)	—	(993,113)
Net change in unrealized appreciation/depreciation[7]	169,049	657,525	(14,486)	487,360	54,178	1,353,626
Purchases	2,776,459	—	75,000	3,992,590	—	6,844,049
Sales	(2,081,125)	(6)	—	(1,892,105)	—	(3,973,236)

Closing Balance, as of August 31, 2012	$3,851,124	$4,937	$1,956,611	$12,375,057	$365,724	$18,553,453

[5]

As of February 29, 2012, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,698,968 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[6]

As of February 29, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,006,150 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[7]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $242,680

See Notes to Consolidated Financial Statements.

58	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments	BlackRock Senior High Income Fund, Inc. (ARK)
August 31, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16 (a)	USD	500	$505,200
Fraser Sullivan CLO Ltd., Series 2012-7A, Class C, 4.47%, 4/20/23 (a)(b)		405	359,883
Gannett Peak CLO Ltd., Series 2006-1X, Class A2, 0.81%, 10/27/20 (b)		495	417,038
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class D, 4.66%, 4/17/22 (a)(b)		650	590,915
Greyrock CDO Ltd., Series 2005-1X, Class A2L, 0.85%, 11/15/17 (b)		1,025	906,817
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.71%, 9/20/22 (a)(b)(c)		650	599,950
ING Investment Management, Series 2012-2A, Class D, 4.99%, 10/15/22 (a)(b)		675	601,837
LCM LP (a)(b):
Series 11A, Class D2, 4.41%, 4/19/22		700	612,500
Series 9A, Class E, 4.66%, 7/14/22		500	387,550
Symphony CLO Ltd. (a)(b):
Series 2012-9A, Class D, 4.71%, 4/16/22		525	467,880
Series 2012-10A, Class D, 5.69%, 7/23/23		650	601,250
Total Asset-Backed Securities – 2.5%			6,050,820

Common Stocks (d)	Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		142,466	65,534
Containers & Packaging — 0.1%
Smurfit Kappa Plc		18,171	148,244
Metals & Mining — 0.1%
Euramax International		935	199,445
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd.		547,756	1,200,257
Software — 0.3%
HMH Holdings/EduMedia		30,022	735,532
Total Common Stocks – 1.0%			2,349,012

Corporate Bonds	Par (000)
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	USD	425	460,063
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		692	736,980

			1,197,043
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		325	344,617
Delta Air Lines, Inc., Series 2009-1-B, 9.75%, 6/17/18		85	92,176

			436,793
Auto Components — 1.3%
Delphi Corp., 6.13%, 5/15/21		290	319,000
Icahn Enterprises LP:
7.75%, 1/15/16		110	115,500
8.00%, 1/15/18		2,065	2,199,225
Titan International, Inc., 7.88%, 10/01/17		490	513,275
Venture Holdings Co. LLC (d)(e):
12.00%, 7/01/49		700	—
Series B, 9.50%, 7/01/05		3,325	—

			3,147,000
Biotechnology — 0.0%
QHP Royalty Sub LLC, 10.25%, 3/15/15 (a)		24	23,903

Corporate Bonds	Par (000)		Value

Building Products — 0.4%
Building Materials Corp. of America (a):
7.00%, 2/15/20	USD	485	$525,013
6.75%, 5/01/21		410	447,925

			972,938
Capital Markets — 0.6%
E*Trade Financial Corp., 12.50%, 11/30/17 (f)		935	1,067,069
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (a)		280	316,946

			1,384,015
Chemicals — 4.4%
Ashland, Inc., 4.75%, 8/15/22 (a)		255	255,638
Celanese US Holdings LLC, 5.88%, 6/15/21		745	823,225
GEO Specialty Chemicals, Inc.:
7.50%, 3/31/15 (f)(g)		1,869	2,242,348
10.00%, 3/31/15		1,839	1,838,720
Hexion US Finance Corp., 6.63%, 4/15/20		470	474,700
Huntsman International LLC, 8.63%, 3/15/21		395	452,275
INEOS Finance Plc (a):
8.38%, 2/15/19		805	847,262
7.50%, 5/01/20		195	198,900
LyondellBasell Industries NV:
6.00%, 11/15/21		535	609,900
5.75%, 4/15/24		935	1,058,887
NOVA Chemicals Corp., 8.63%, 11/01/19		300	342,000
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (a)		400	422,000
Tronox Finance LLC, 6.38%, 8/15/20 (a)		1,075	1,085,750

			10,651,605
Commercial Banks — 0.6%
CIT Group, Inc.:
5.00%, 5/15/17		330	344,025
5.50%, 2/15/19 (a)		760	792,300
5.00%, 8/15/22		250	251,894

			1,388,219
Commercial Services & Supplies — 1.2%
ARAMARK Holdings Corp., 8.63%, 5/01/16 (a)(f)		330	337,841
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		500	527,399
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		25	25,250
Clean Harbors, Inc., 5.25%, 8/01/20 (a)		226	231,933
Covanta Holding Corp., 6.38%, 10/01/22		420	459,216
The Geo Group, Inc., 7.75%, 10/15/17		450	487,687
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (a)		328	346,860
Mobile Mini, Inc., 7.88%, 12/01/20		335	359,287
West Corp., 8.63%, 10/01/18		165	167,475

			2,942,948
Communications Equipment — 0.4%
Hughes Satellite Systems Corp., 6.50%, 6/15/19		320	342,800
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		700	743,750

			1,086,550
Construction Materials — 0.5%
HD Supply, Inc., 8.13%, 4/15/19 (a)		1,095	1,188,075
Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		140	155,845
6.63%, 8/15/17		300	344,875

			500,720
Containers & Packaging — 1.1%
Ardagh Packaging Finance Plc (a):
7.38%, 10/15/17		200	214,250
9.13%, 10/15/20		300	312,000

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	59

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Containers & Packaging (concluded)
Ball Corp., 6.75%, 9/15/20	USD	325	$359,125
Berry Plastics Corp., 8.25%, 11/15/15		540	568,350
Crown Americas LLC, 6.25%, 2/01/21		535	591,175
Sealed Air Corp. (a):
8.13%, 9/15/19		405	450,562
8.38%, 9/15/21		80	90,000

			2,585,462
Distributors — 0.2%
VWR Funding, Inc., 7.25%, 9/15/17 (a)(c)		383	387,788
Diversified Consumer Services — 0.1%
ServiceMaster Co., 8.00%, 2/15/20		125	133,281
Diversified Financial Services — 3.1%
Ally Financial, Inc.:
8.30%, 2/12/15		3,670	4,073,700
8.00%, 11/01/31		230	271,975
8.00%, 11/01/31		370	439,188
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		260	265,200
DPL, Inc., 7.25%, 10/15/21 (a)		95	108,300
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		560	603,400
9.88%, 8/15/19		965	1,020,487
6.88%, 2/15/21		500	541,250
8.25%, 2/15/21		100	98,250
WMG Acquisition Corp., 9.50%, 6/15/16		105	114,713

			7,536,463
Diversified Telecommunication Services — 1.4%
ITC Deltacom, Inc., 10.50%, 4/01/16		520	560,300
Level 3 Financing, Inc.:
4.47%, 2/15/15 (b)		1,295	1,282,050
8.13%, 7/01/19		1,130	1,183,675
7.00%, 6/01/20 (a)		244	242,780

			3,268,805
Electric Utilities — 0.1%
Mirant Mid Atlantic Pass Through Trust, Series B, 9.13%, 6/30/17		248	266,562
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 9/01/22 (a)		190	190,475
Energy Equipment & Services — 2.5%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		920	901,600
Compagnie Générale de Géophysique, Veritas, 6.50%, 6/01/21		1,105	1,150,581
FTS International Services LLC/FTS International Bonds Inc., 8.13%, 11/15/18 (a)		625	645,312
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (a)		70	71,400
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		140	142,800
Key Energy Services, Inc., 6.75%, 3/01/21		380	386,650
MEG Energy Corp. (a):
6.50%, 3/15/21		490	515,725
6.38%, 1/30/23		165	172,013
Oil States International, Inc., 6.50%, 6/01/19		270	286,875
Peabody Energy Corp., 6.25%, 11/15/21 (a)		1,090	1,109,075
Precision Drilling Corp.:
6.63%, 11/15/20		65	68,250
6.50%, 12/15/21		445	467,250
			5,917,531
Food Products — 0.4%
Constellation Brands, Inc., 6.00%, 5/01/22		245	275,319
Post Holdings, Inc., 7.38%, 2/15/22 (a)		250	263,438
Smithfield Foods, Inc., 6.63%, 8/15/22		367	375,716

			914,473

Corporate Bonds	Par (000)		Value

Health Care Equipment & Supplies — 0.7%
Biomet, Inc., 6.50%, 8/01/20 (a)	USD	279	$289,462
DJO Finance LLC:
10.88%, 11/15/14		150	156,562
8.75%, 3/15/18 (a)		115	122,188
7.75%, 4/15/18		30	27,450
Fresenius Medical Care US Finance II, Inc. (a):
5.63%, 7/31/19		360	384,750
5.88%, 1/31/22		340	361,250
Teleflex, Inc., 6.88%, 6/01/19		250	267,500

			1,609,162
Health Care Providers & Services — 3.2%
Aviv Healthcare Properties LP, 7.75%, 2/15/19		365	379,600
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		185	190,781
7.13%, 7/15/20		176	184,360
DaVita, Inc., 5.75%, 8/15/22		362	376,480
HCA, Inc.:
8.50%, 4/15/19		25	28,188
6.50%, 2/15/20		1,030	1,131,712
7.88%, 2/15/20		1,174	1,310,477
5.88%, 3/15/22		785	835,044
Hologic, Inc., 6.25%, 8/01/20 (a)		516	546,315
Omnicare, Inc., 7.75%, 6/01/20		695	766,238
Tenet Healthcare Corp.:
10.00%, 5/01/18		430	494,500
8.88%, 7/01/19		1,015	1,154,562
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (a)		300	312,750

			7,711,007
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		1,730	2,032,750
Hotels, Restaurants & Leisure — 1.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18 (a)		125	127,187
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		140	150,850
8.50%, 2/15/20 (a)		675	665,719
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (a)		709	705,455
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)		200	208,000
Choice Hotels International, Inc., 5.75%, 7/01/22		90	96,525
Diamond Resorts Corp., 12.00%, 8/15/18		540	574,425
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		282	256,620
Tropicana Entertainment LLC, 9.63%, 12/15/14 (d)(e)		220	—
Wynn Las Vegas LLC, 5.38%, 3/15/22 (a)		468	478,530

			3,263,311
Household Durables — 0.7%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		340	347,650
Libbey Glass, Inc., 6.88%, 5/15/20 (a)		90	95,962
Standard Pacific Corp., 8.38%, 1/15/21		1,120	1,248,800

			1,692,412
Independent Power Producers & Energy Traders — 3.5%
The AES Corp.:
7.75%, 10/15/15		155	175,150
9.75%, 4/15/16		674	805,430
7.38%, 7/01/21		70	80,150
Calpine Corp. (a):
7.25%, 10/15/17		350	374,500
7.50%, 2/15/21		190	210,900
Energy Future Holdings Corp., 10.00%, 1/15/20		775	854,438
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		4,160	4,669,600
GenOn REMA LLC, 9.24%, 7/02/17		207	222,785

See Notes to Consolidated Financial Statements.

60	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Independent Power Producers & Energy Traders (concluded)
Laredo Petroleum, Inc.:
9.50%, 2/15/19	USD	495	$561,825
7.38%, 5/01/22		185	198,875
QEP Resources, Inc., 5.38%, 10/01/22		178	182,450

			8,336,103
Industrial Conglomerates — 1.5%
Sequa Corp. (a):
11.75%, 12/01/15		1,430	1,501,500
13.50%, 12/01/15		1,930	2,045,776

			3,547,276
Insurance — 0.6%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		851	930,781
Genworth Financial, Inc., 7.63%, 9/24/21		370	378,066
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		220	196,900

			1,505,747
IT Services — 1.1%
Ceridian Corp., 8.88%, 7/15/19 (a)		520	557,700
First Data Corp.:
7.38%, 6/15/19 (a)		445	459,462
6.75%, 11/01/20 (a)		460	456,550
8.25%, 1/15/21 (a)		651	645,304
12.63%, 1/15/21		288	291,600
SunGard Data Systems, Inc., 7.63%, 11/15/20		315	337,838

			2,748,454
Machinery — 0.9%
UR Financing Escrow Corp. (a):
5.75%, 7/15/18		462	488,565
7.38%, 5/15/20		300	318,000
7.63%, 4/15/22		1,245	1,344,600

			2,151,165
Media — 6.6%
AMC Networks, Inc., 7.75%, 7/15/21		190	215,175
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)		500	526,250
Checkout Holding Corp., 16.03%, 11/15/15 (a)(h)		570	347,700
Cinemark USA, Inc., 8.63%, 6/15/19		195	218,400
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/17		340	368,050
Series B, 9.25%, 12/15/17		4,301	4,671,961
Series B, 7.63%, 3/15/20		952	923,440
DISH DBS Corp., 5.88%, 7/15/22 (a)		795	800,963
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (a)		1,450	1,562,375
Interactive Data Corp., 10.25%, 8/01/18		810	913,275
Lamar Media Corp., 5.88%, 2/01/22		255	270,300
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		476	530,740
Nielsen Finance LLC, 7.75%, 10/15/18		640	720,000
ProQuest LLC, 9.00%, 10/15/18 (a)		220	201,850
Unitymedia Hessen GmbH & Co. KG:
8.13%, 12/01/17 (a)		1,500	1,623,750
7.50%, 3/15/19		540	584,291
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,250	1,362,500

			15,841,020
Metals & Mining — 1.4%
FMG Resources August 2006 Property Ltd. (a):
6.88%, 2/01/18		340	323,850
6.88%, 4/01/22		155	142,600
Global Brass and Copper, Inc., 9.50%, 6/01/19 (a)		255	268,388
Kaiser Aluminum Corp., 8.25%, 6/01/20 (a)		190	201,400
New Gold, Inc., 7.00%, 4/15/20 (a)		65	68,413
Novelis, Inc., 8.75%, 12/15/20		1,895	2,117,662
RathGibson, Inc., 11.25%, 2/15/14 (d)(e)		2,175	—

Corporate Bonds	Par (000)		Value

Metals & Mining (concluded)
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)	USD	205	$212,175

			3,334,488
Multiline Retail — 0.1%
Dollar General Corp., 4.13%, 7/15/17		127	132,080
Oil, Gas & Consumable Fuels — 6.7%
Access Midstream Partners LP, 6.13%, 7/15/22		415	430,562
Alpha Natural Resources, Inc.:
6.00%, 6/01/19 USD		245	220,500
6.25%, 6/01/21		180	161,100
Berry Petroleum Co., 6.38%, 9/15/22		180	191,700
Chaparral Energy, Inc., 7.63%, 11/15/22 (a)		115	121,613
Chesapeake Energy Corp.:
7.25%, 12/15/18		25	26,188
6.63%, 8/15/20		265	272,287
6.88%, 11/15/20		150	155,625
6.13%, 2/15/21		235	233,238
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		105	111,825
Concho Resources, Inc., 5.50%, 10/01/22		210	216,825
Consol Energy, Inc.:
8.25%, 4/01/20		1,110	1,196,025
6.38%, 3/01/21		230	227,700
Crosstex Energy LP:
8.88%, 2/15/18		55	58,713
7.13%, 6/01/22 (a)		195	194,025
Denbury Resources, Inc., 8.25%, 2/15/20		26	29,510
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		665	706,562
EP Energy LLC/EP Energy Finance, Inc., 6.88%, 5/01/19 (a)		235	252,037
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)		1,105	1,215,500
Holly Energy Partners LP, 6.50%, 3/01/20 (a)		80	83,600
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (a)		320	340,000
Linn Energy LLC:
6.25%, 11/01/19 (a)		1,460	1,441,750
8.63%, 4/15/20		190	205,200
7.75%, 2/01/21		485	505,612
MarkWest Energy Partners LP, 5.50%, 2/15/23		115	117,588
Newfield Exploration Co.:
5.75%, 1/30/22		135	147,825
5.63%, 7/01/24		630	683,550
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (a)		265	270,300
Oasis Petroleum, Inc.:
7.25%, 2/01/19		135	142,425
6.50%, 11/01/21		155	158,100
Offshore Group Investments Ltd.:
11.50%, 8/01/15 (a)		425	469,625
11.50%, 8/01/15		440	486,200
OGX Petroleo e Gas Participacoes SA (a):
8.50%, 6/01/18		552	489,900
8.38%, 4/01/22		295	250,750
Pioneer Natural Resources Co., 7.20%, 1/15/28		570	724,093
Range Resources Corp.:
5.75%, 6/01/21		645	686,119
5.00%, 8/15/22		298	310,292
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16		540	577,800
Samson Investment Co., 9.75%, 2/15/20 (a)		40	41,200
SandRidge Energy, Inc.:
7.50%, 3/15/21		120	121,500
7.50%, 3/15/21 (a)		165	167,063
8.13%, 10/15/22 (a)		110	114,950
7.50%, 2/15/23 (a)		285	286,425
SESI LLC:
6.38%, 5/01/19		280	296,800
7.13%, 12/15/21		275	305,937

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	61

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
SM Energy Co.:
6.50%, 11/15/21	USD	225	$235,125
6.50%, 1/01/23 (a)		105	109,463
Targa Resources Partners LP, 6.88%, 2/01/21		190	204,250

			15,994,977
Paper & Forest Products — 0.3%
Clearwater Paper Corp., 10.63%, 6/15/16		365	407,888
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		145	150,075
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)		200	210,500

			768,463
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International (a):
6.50%, 7/15/16		380	400,900
7.25%, 7/15/22		350	361,375

			762,275
Real Estate Investment Trusts (REITs) — 0.4%
Felcor Lodging LP, 6.75%, 6/01/19		820	879,450
Real Estate Management & Development — 0.8%
Realogy Corp., 7.63%, 1/15/20 (a)		1,130	1,231,700
Shea Homes LP, 8.63%, 5/15/19		655	728,687

			1,960,387
Road & Rail — 1.1%
Florida East Coast Railway Corp., 8.13%, 2/01/17		200	210,000
The Hertz Corp.:
7.50%, 10/15/18		780	841,425
6.75%, 4/15/19		135	141,750
6.75%, 4/15/19 (a)		150	157,500
7.38%, 1/15/21		1,095	1,190,812

			2,541,487
Software — 0.8%
Infor US, Inc., 9.38%, 4/01/19 (a)		1,295	1,401,837
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		605	618,613

			2,020,450
Specialty Retail — 0.5%
Claire’s Stores, Inc., 9.00%, 3/15/19 (a)		225	233,437
Penske Automotive Group, Inc., 5.75%, 10/01/22 (a)		260	265,200
QVC, Inc., 5.13%, 7/02/22 (a)		138	144,644
Sally Holdings LLC:
6.88%, 11/15/19		350	391,125
5.75%, 6/01/22		160	172,200

			1,206,606
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		140	145,250
PVH Corp., 7.75%, 11/15/23		215	250,840

			396,090
Trading Companies & Distributors — 0.4%
Doric Nimrod Air Finance Alpha Ltd. (a):
Series 2012-1, Class A, 5.13%, 11/30/24		440	446,600
Series 2012-1, Class B, 6.50%, 5/30/21		495	500,851

			947,451
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		176	185,460
Wireless Telecommunication Services — 3.6%
Cricket Communications, Inc., 7.75%, 5/15/16		1,770	1,867,350
Digicel Group Ltd. (a):
12.00%, 4/01/14		800	892,000
8.25%, 9/01/17		270	286,200

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
Digicel Group Ltd. (a) (concluded):
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	460	$476,100
SBA Telecommunications, Inc., 5.75%, 7/15/20 (a)		122	127,490
Sprint Capital Corp., 6.88%, 11/15/28		1,940	1,755,700
Sprint Nextel Corp. (a):
9.00%, 11/15/18		1,150	1,357,000
7.00%, 3/01/20		1,605	1,757,475

			8,519,315
Total Corporate Bonds – 57.0%			136,208,035

Floating Rate Loan Interests (b)
Aerospace & Defense — 0.3%
TransDigm, Inc.:
Add on Term Loan B2, 4.00%, 2/14/17		189	189,598
Term Loan B, 4.00%, 2/14/17		599	601,166

			790,764
Airlines — 0.4%
Delta Air Lines, Inc., Term Loan B, 5.50%, 4/20/17		1,004	1,010,996
US Airways Group, Inc., Term Loan, 2.74%, 3/21/14		55	53,144

			1,064,140
Auto Components — 1.7%
Autoparts Holdings Ltd.:
First Lien Term Loan, 6.50%, 7/28/17		859	841,342
Second Lien Term Loan, 10.50%, 1/29/18		900	783,000
Federal-Mogul Corp.:
Term Loan B, 2.17% - 2.18%, 12/29/14		791	754,390
Term Loan C, 2.17% - 2.18%, 12/28/15		150	143,197
The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 4.75%, 4/30/19		1,110	1,105,838
Schaeffler AG, Term Loan C2, 6.00%, 1/27/17		395	396,153

			4,023,920
Biotechnology — 0.2%
Grifols, Inc., Term Loan B, 4.50%, 6/01/17		568	569,450
Building Products — 1.3%
Armstrong World Industries, Inc., Term Loan B, 4.00%, 3/09/18		588	586,183
CPG International, Inc., Term Loan B, 6.00%, 2/18/17		591	581,396
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/28/16		1,629	1,630,392
Term Loan (Second Lien), 9.00%, 10/30/17		382	386,831

			3,184,802
Capital Markets — 1.2%
American Capital Holdings, Term Loan, 5.50%, 7/19/16		491	492,841
HarbourVest Partners LLC, Term Loan B, 6.25%, 12/16/16		754	753,082
Nuveen Investments, Inc.:
Extended (First Lien), Term Loan, 5.95%—5.96%, 5/13/17		371	370,857
Extended Term Loan, 5.92%—5.96%, 5/12/17		1,004	1,007,198
Incremental Term Loan, 7.25%, 5/13/17		295	296,328

			2,920,306
Chemicals — 3.9%
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		1,180	1,145,841
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		800	802,336
Evergreen Acqco 1 LP, Term Loan B, 6.25%, 7/09/19		330	333,095
General Chemical Corp., Term Loan, 5.00%—5.75%, 10/06/15		503	500,788

See Notes to Consolidated Financial Statements.

62	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Chemicals (concluded)
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18	USD	2,483	$2,486,487
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		864	840,845
PolyOne Corp., Term Loan, 5.00%, 12/20/17		348	349,295
PQ Corp., Term Loan B, 3.98%, 7/30/14		1,735	1,703,559
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		318	296,107
Tronox Pigments (Netherlands) BV:
Delayed Draw Term Loan, 4.25%, 2/08/18		106	105,816
Term Loan B, 4.25%, 2/08/18		389	387,991
Univar, Inc., Term Loan B, 5.00%, 6/30/17		428	424,823

			9,376,983
Commercial Services & Supplies — 3.3%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/19		711	710,834
Altegrity, Inc., Tranche D Term Loan, 7.75%, 2/20/15		1,259	1,251,754
AWAS Finance Luxembourg 2012 SA, Term Loan, 5.75%, 7/16/18		160	160,000
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		562	561,992
Delos Aircraft, Inc., Term Loan B2, 4.75%, 4/12/16 USD		1,075	1,085,750
KAR Auction Services, Inc., Term Loan B, 5.00%, 5/19/17		1,236	1,235,797
Protection One, Inc., Term Loan, 5.75%, 3/21/19		509	513,812
Synagro Technologies, Inc., Term Loan B, 2.24%, 4/02/14		489	433,859
Volume Services America, Inc., Term Loan B, 10.50%—10.75%, 9/16/16		983	982,500
West Corp., Term Loan B6, 5.75%, 6/29/18		850	852,660

			7,788,958
Communications Equipment — 1.7%
Avaya, Inc.:
Extended Term Loan B3, 4.93%, 10/26/17		79	70,661
Term Loan B1, 3.18%, 10/24/14		1,047	1,004,823
CommScope, Inc., Term Loan, 4.25%, 1/12/18		825	824,687
Zayo Group, LLC, Term Loan B, 7.13%, 7/02/19		2,165	2,196,804

			4,096,975
Construction & Engineering — 0.9%
BakerCorp. International, Inc., Term Loan B, 4.75%, 6/01/18		679	675,762
Safway Services LLC, First Out Term Loan, 9.00%, 12/16/17		1,500	1,500,000

			2,175,762
Construction Materials — 1.1%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		2,460	2,513,308
Consumer Finance — 0.3%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		865	835,374
Containers & Packaging — 0.2%
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		452	453,947
Diversified Consumer Services — 2.1%
Coinmach Service Corp., Term Loan B, 3.33%, 11/20/14		2,154	2,066,634
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		573	504,630
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		987	962,334
ServiceMaster Co.:
Delayed Draw Term Loan, 2.74%, 7/24/14		83	82,529
Term Loan, 2.75% - 2.97%, 7/24/14 USD		834	828,771
Weight Watchers International, Inc., Term Loan F, 4.00%, 3/15/19		468	462,654

			4,907,552

Floating Rate Loan Interests (b)	Par (000)		Value

Diversified Financial Services — 1.5%
Residential Capital LLC, DIP Term Loan A1, 5.00%, 11/18/13	USD	1,075	$1,077,687
Reynolds Group Holdings, Inc.:
Term Loan B, 6.50%, 2/09/18		449	451,922
Term Loan C, 6.50%, 8/09/18		2,083	2,109,095

			3,638,704
Diversified Telecommunication Services — 3.6%
Hawaiian Telcom Communications, Inc., Term Loan B, 7.00%, 2/28/17		870	880,875
Integra Telecom Holdings, Inc., Term Loan B, 9.25%, 4/15/15		907	892,903
Level 3 Financing, Inc.:
2016 Term Loan B, 4.75%, 2/01/16		730	731,460
2019 Term Loan B, 5.25%, 8/01/19		595	595,869
Term Loan B2, 5.75%, 9/03/18		2,050	2,055,412
Term Loan B3, 5.75%, 8/31/18		775	777,046
Telesat LLC, Term Loan B, 4.25%, 3/28/19		1,385	1,381,759
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,365	1,304,302

			8,619,626
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Extended Term Loan, 4.00%, 7/14/17		431	425,419
Sensata Technologies Finance Co. LLC, Term Loan, 4.00%, 5/11/18		603	604,247

			1,029,666
Energy Equipment & Services — 2.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		859	891,213
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16		1,572	1,646,026
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		1,548	1,550,049
Tervita Corp., Term Loan B, 3.23%, 11/14/14		1,200	1,177,201

			5,264,489
Food & Staples Retailing — 0.4%
Pilot Travel Centers LLC, Term Loan B2, 4.25%, 8/07/19		455	456,138
US Foods, Inc. (FKA U.S. Foodservice, Inc.), Extended Term Loan B, 5.75%, 3/31/17		547	528,400

			984,538
Food Products — 2.0%
Advance Pierre Foods, Term Loan (First Lien), 7.00%, 9/30/16		2,272	2,282,078
Del Monte Foods Co., Term Loan, 4.50%, 3/08/18		1,006	992,585
Pinnacle Foods Finance LLC:
Extended Term Loan B, 3.75%, 10/03/16		119	117,732
Term Loan E, 4.75%, 10/17/18		731	727,943
Solvest Ltd. (Dole):
Term Loan B-2, 5.00% - 6.00%, 7/06/18		203	202,956
Term Loan C-2, 5.00% - 6.00%, 7/06/18		363	363,185

			4,686,479
Health Care Equipment & Supplies — 3.3%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		1,135	1,138,780
Biomet, Inc., Term Loan B, 3.00%—3.47%, 3/25/15		200	199,476
BSN Medical Acquisition Holding GmbH, Term Loan B, 6.00%, 7/27/19		720	721,800
DJO Finance LLC:
Extended Term Loan B2, 5.23%, 11/01/16		356	355,369
Term Loan B3, 6.25%, 9/15/17		1,232	1,232,935
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		1,895	1,906,503
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		673	675,837
Iasis Healthcare LLC, Term Loan, 5.00%, 5/03/18		365	359,222
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		973	976,297
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		400	403,000

			7,969,219

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	63

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Health Care Providers & Services — 3.0%
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16	USD	1,068	$1,069,737
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,084	1,086,209
Term Loan B2, 9/02/19		590	587,144
Emergency Medical Services Corp., Term Loan, 5.25%, 5/25/18		399	398,426
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		1,033	1,001,359
Term Loan A, 8.50%, 3/02/15		294	288,005
HCA, Inc., Extended Term Loan B3, 3.48%, 5/01/18		550	541,321
inVentiv Health, Inc.:
Combined Term Loan, 6.50%, 8/04/16		95	88,366
Incremental Term Loan B-3, 6.75%, 5/15/18		619	576,761
Medpace, Inc., Term Loan, 6.50%—7.25%, 6/16/17		1,005	960,045
Sheridan Holdings, Inc., First Lien Term Loan, 6.00%, 6/29/18		180	180,149
US Renal Care, Inc., First Lien Term Loan, 6.25%—7.25%, 7/02/19		480	483,600

			7,261,122
Health Care Technology — 0.9%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		1,026	1,028,476
Kinetic Concepts, Inc., Term Loan B, 7.00%, 5/04/18		697	702,302
MedAssets, Inc., Term Loan, 5.25%, 11/16/16		475	476,183

			2,206,961
Hotels, Restaurants & Leisure — 3.8%
Alpha D2 Ltd., Term Loan B, 5.75%, 4/28/17		584	586,572
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.49%, 1/26/18		175	153,835
Incremental Term Loan B4, 9.50%, 10/31/16		727	741,266
Term Loan B1, 3.24%, 1/28/15		536	508,505
Term Loan B3, 3.24% - 3.46%, 1/28/15		2,935	2,782,898
Drumm Investors LLC, Term Loan, 5.00%, 5/04/18		141	134,748
Dunkin’ Brands, Inc., Term Loan B2, 4.00%, 11/23/17		1,615	1,597,801
OSI Restaurant Partners LLC:
Revolver, 2.49% - 4.50%, 6/14/13		8	8,018
Term Loan B, 2.56%, 6/14/14		81	80,807
Sabre, Inc., Non Extended Initial Term Loan, 2.23%, 9/30/14		197	195,180
SeaWorld Parks & Entertainment, Inc., Term Loan B, 4.00%, 8/17/17		897	897,825
Six Flags Theme Parks, Inc., Term Loan B, 4.25%, 12/20/18		420	420,983
Wendy’s International, Inc., Term Loan B, 4.75%, 5/15/19		1,010	1,014,505

			9,122,943
Household Products — 0.3%
Prestige Brands, Inc., Term Loan, 5.25%—6.25%, 1/31/19		702	707,333
Independent Power Producers & Energy Traders — 0.6%
The AES Corp., Term Loan, 4.25%, 6/01/18		938	940,470
Calpine Corp., Term Loan B, 4.50%, 4/02/18		405	405,559
GenOn Energy, Inc., Term Loan B, 6.00%, 12/01/17		160	161,147

			1,507,176
Industrial Conglomerates — 1.1%
Sequa Corp.:
Incremental Term Loan, 6.25%, 12/03/14		303	304,234
Term Loan, 3.69% - 3.72%, 12/03/14		1,225	1,216,446
Tomkins Plc, Term Loan B, 4.25%, 9/29/16		1,023	1,026,061

			2,546,741
Insurance — 0.2%
Asurion LLC, Term Loan (First Lien), 5.50%, 5/24/18		564	565,488

Floating Rate Loan Interests (b)	Par (000)		Value

Internet Software & Services — 0.3%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17	USD	600	$597,186
IT Services — 3.9%
Ceridian Corp., Extended Term Loan, 5.99%, 5/09/17		833	833,075
First Data Corp.:
Extended 2018 Term Loan B, 4.24%, 3/23/18		3,949	3,728,115
Non-Extended Term Loan B-1, 2.99%, 9/24/14		116	114,791
Non-Extended Term Loan B-3, 2.99%, 9/24/14		81	79,864
Genpact International, Inc., Term Loan B, 4.25%, 8/16/19		520	520,000
InfoGroup, Inc., Term Loan, 5.75%, 5/25/18		473	418,593
iPayment, Inc., Term Loan B, 5.75%, 5/08/17		511	511,000
Neustar, Inc., Term Loan B, 5.00%, 11/08/18		769	773,034
SunGard Data Systems, Inc. (Solar Capital Corp.), Term Loan B, 3.86%—4.06%, 2/26/16		287	286,827
TransUnion LLC, Term Loan B, 5.50%, 2/12/18		1,940	1,952,609

			9,217,908
Leisure Equipment & Products — 0.5%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		726	719,712
FGI Operating Company, LLC, Term Loan, 5.50%—6.50%, 4/19/19		360	361,127

			1,080,839
Machinery — 1.5%
Intelligrated, Inc., First Lien Term Loan, 6.75%, 7/30/18		400	396,000
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		387	388,739
Rexnord Corp., Term Loan B, 5.00%, 4/02/18		543	545,385
Terex Corp., Term Loan B, 5.50%, 4/28/17		1,127	1,132,832
Wabash National Corp., Term Loan B, 6.00%, 5/02/19		1,022	1,028,828

			3,491,784
Media — 10.3%
Acosta, Inc., Term Loan B, 5.75%, 3/01/18		305	306,117
Affinion Group, Inc., Term Loan B, 5.00%, 7/15/15		264	224,360
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		715	714,501
Capsugel Holdings US, Inc., Term Loan B, 4.75%, 8/01/18		759	760,167
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 2.49%, 7/03/14		193	177,340
Tranche 1 Incremental, 7.50%, 7/03/14		663	639,392
Charter Communications Operating LLC:
Extended Term Loan C, 3.49%, 9/06/16		1,628	1,624,182
Term Loan D, 4.00%, 5/15/19		634	633,445
Cumulus Media, Inc., First Lien Term Loan, 5.75%, 9/17/18		1,149	1,150,817
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		370	372,498
Gray Television, Inc., Term Loan B, 3.75%, 12/31/14		866	861,562
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 7.25%, 6/01/18		808	817,065
Hubbard Broadcasting, Term Loan B, 5.25%, 4/28/17		526	526,764
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18		5,346	5,363,174
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		891	892,301
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/01/19		1,200	1,197,828
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		3,250	3,267,615
Nielsen Finance LLC, Class C Term Loan, 3.49%, 5/02/16		223	222,449
Sinclair Television Group, Inc., Term Loan B, 4.00%, 10/28/16		1,109	1,108,197
Thomson Reuters (Healthcare), Inc., Term Loan B, 6.75%, 6/06/19		560	563,965
Univision Communications, Inc., Extended Term Loan, 4.48%, 3/31/17		1,252	1,210,644
UPC Financing Partnership:
Term Loan, 4.75%, 12/29/17		350	351,022

See Notes to Consolidated Financial Statements.

64	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Media (concluded)
UPC Financing Partnership (concluded) :
Term Loan T, 3.75%, 12/30/16	USD	425	$420,970
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18		264	262,979
Weather Channel, Term Loan B, 4.25%, 2/13/17		629	631,361
WideOpenWest Finance LLC, First Lien Term Loan, 6.25%, 7/17/18		345	344,786

			24,645,501
Metals & Mining — 2.0%
Constellium Holding Co BV, Term Loan B, 9.25%, 5/25/18		485	475,300
Novelis, Inc.:
Incremental Term Loan B2, 4.00%, 3/10/17		890	884,079
Term Loan, 4.00%, 3/10/17		1,100	1,093,571
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		842	837,294
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		1,555	1,529,237

			4,819,481
Multiline Retail — 0.3%
99¢ Only Stores, Term Loan, 5.25%, 1/11/19		791	795,468
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/01/17		1,245	1,247,677
Everest Acquisition LLC, Term Loan B1, 5.00%, 4/24/18		645	646,613
Gibson Energy ULC, Term Loan B, 4.75%, 6/15/18		697	699,867
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		953	952,872

			3,547,029
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14		330	319,275
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13		350	353,283

			672,558
Pharmaceuticals — 2.3%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		936	932,241
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		1,588	1,605,239
Quintiles Transnational Corp., Term Loan B, 5.00%, 6/08/18		698	699,262
RPI Finance Trust:
Incremental Tranche 2, 4.00%, 11/09/18		170	169,753
Term Loan Tranche 2, 4.00%, 5/09/18		443	443,703
Valeant Pharmaceuticals International, Inc.:
Add-On Term Loan B, 4.75%, 2/13/19		728	729,864
Series A Tranche B, 4.75%, 2/13/19		270	270,627
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		146	145,259
Term Loan B-1, 4.25%, 3/15/18		385	382,515
Term Loan B-2, 4.25%, 3/15/18		192	191,257

			5,569,720
Professional Services — 0.9%
Booz Allen Hamilton, Inc., Term Loan B, 4.50%, 7/31/19		605	605,756
Emdeon, Inc., Term Loan B1, 5.00%, 11/02/18		1,318	1,318,135
ON Assignment, Inc., Term Loan B, 5.00%, 5/15/19		225	223,492

			2,147,383
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc.:
Term Loan A1, 5.00%, 6/28/13		1,932	1,933,396
Term Loan A2, 7.00%, 6/30/14		80	80,075

			2,013,471
Real Estate Management & Development — 1.4%
Realogy Corp.:
Extended Letter of Credit Loan, 4.50%, 10/10/16		1,157	1,116,685

Floating Rate Loan Interests (b)	Par (000)		Value

Real Estate Management & Development (concluded)
Realogy Corp. (concluded):
Extended Term Loan, 4.49%, 10/10/16	USD	2,133	$2,058,978
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		160	159,200

			3,334,863
Road & Rail — 0.7%
Avis Budget Car Rental LLC, Incremental Term Loan, 6.25%, 9/21/18		324	325,880
RailAmerica, Inc., Term Loan B, 4.00%, 3/01/19		828	827,412
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		439	436,705

			1,589,997
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor, Inc., Extended Term Loan B, 4.50%, 12/01/16		852	817,800
NXP BV, Term Loan A-2, 5.50%, 3/03/17		506	511,834

			1,329,634
Software — 1.9%
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		323	317,920
Infor US, Inc. (FKA Lawson Software, Inc.), Term Loan B, 6.25%, 4/05/18		1,915	1,934,888
Sophia, LP, Term Loan B, 6.25%, 7/19/18		648	653,724
SS&C Technologies, Inc.:
Term Loan B-1, 5.00%, 6/07/19		833	833,986
Term Loan B-2, 5.00%, 6/07/19		86	86,274
WaveDivision Holdings LLC, Term Loan B, 5.50%, 8/23/19		660	662,462

			4,489,254
Specialty Retail — 4.0%
Academy Ltd., Term Loan, 6.00%, 8/03/18		995	998,482
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/17		434	436,985
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.50%, 2/23/17		357	357,294
Claire’s Stores, Inc., Term Loan B, 2.98%—3.20%, 5/29/14		602	590,281
General Nutrition Centers, Inc., Term Loan B, 4.25%, 3/02/18		1,155	1,153,371
Harbor Freight Tools USA, Inc., Term Loan B, 5.50%, 11/14/17		425	424,401
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/18		387	386,440
Michaels Stores, Inc.:
Extended Term Loan B3, 5.00%, 7/29/16		239	240,261
Term Loan B2, 5.00%, 7/29/16		959	963,487
Party City Holdings, Inc., Term Loan B, 5.75%, 7/26/19		800	803,664
PETCO Animal Supplies, Inc., Term Loan, 4.50%, 11/24/17		1,504	1,505,248
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		580	568,400
Toys ‘R’ Us Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		161	154,435
Term Loan, 6.00%, 9/01/16		306	300,118
Term Loan B3, 5.25%, 5/25/18		125	119,700
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		554	555,761

			9,558,328
Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		753	746,206
Wolverine Worldwide, Inc., Term Loan B, 6.75%, 6/26/19		535	538,333

			1,284,539

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	65

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)			Value

Wireless Telecommunication Services — 1.6%
Crown Castle International Corp., Term Loan B, 4.00%, 1/31/19	USD	124		$123,510
MetroPCS Wireless, Inc., Term Loan B-3, 4.00%, 3/16/18		566		563,503
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (f)		3,046		3,167,528

				3,854,541
Total Floating Rate Loan Interests – 77.2%				184,852,210

Other Interests (i)	Beneficial Interest (000)

Auto Components — 0.0%
Intermet Liquidating Trust Class A (d)		320		—
Diversified Financial Services — 0.4%
J.G.Wentworth LLC Preferred Equity Interests (d)		—	(j)	1,162,154
Media — 0.0%
Adelphia Preferred Escrow (d)		3		—
Adelphia Recovery Trust Series ACC-6B INT (d)		250		1,250

				1,250
Total Other Interests – 0.4%				1,163,404

Preferred Securities	Shares
Preferred Stocks — 0.1%
Diversified Financial Services — 0.1%
Ally Financial, Inc., 7.00% (a)		290		264,072

Trust Preferreds — 0.2%
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		22,630		559,251
Total Preferred Securities – 0.3%				823,323

Warrants (k)
Media — 0.1%
Charter Communications, Inc. (Issued/Exercisable 11/30/09, 1 Share for 1 Warrant, Expires 11/30/14, Strike Price $51.28)		6,862		198,655
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		982		—
Total Warrants – 0.1%				198,655
Total Long-Term Investments (Cost — $333,510,383) — 138.5%				331,645,459

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (l)(m)	1,682,598	$1,682,598
Total Short-Term Securities (Cost — $1,682,598) — 0.7%		1,682,598
Total Investments (Cost — $335,192,981) — 139.2%		333,328,057
Liabilities in Excess of Other Assets — (39.2)%		(93,874,866)

Net Assets — 100.0%		$239,453,191

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Credit Suisse Group AG	$599,950	—
Goldman Sachs Group, Inc.	$387,788	$4,788

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Amount is less than $500.

(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Investments in issuers considered to be an affiliate of the Fund during the six months ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 29, 2012	Net Activity	Shares Held at August 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,682,598	1,682,598	$824

(m)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of August 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 350,301	CAD 356,000	UBS AG	10/17/12	$ (10,520)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instrument. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Consolidated Financial Statements.

66	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instrument)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	—	$6,050,820	$6,050,820
Common Stocks	$1,200,257	$1,083,221	65,534	2,349,012
Corporate Bonds	—	131,870,347	4,337,688	136,208,035
Floating Rate Loan interests	—	168,593,728	16,258,482	184,852,210
Other Interests .	1,250	—	1,162,154	1,163,404
Preferred Securities	559,251	264,072	—	823,323
Warrants	198,655	—	—	198,655
Short-Term Securities	1,682,598	—	—	1,682,598

Total	$3,642,011	$301,811,368	$27,874,678	$333,328,057

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	—	$(10,520)	—	$(10,520)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$45,726	—	—	$45,726
Foreign currency at value	4,613	—	—	4,613
Liabilities:
Loan payable	—	$(90,000,000)	—	(90,000,000)

Total	$50,339	$(90,000,000)	—	$(89,949,661)

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2012.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the Fund’s Level 3 investments as of August 31, 2012:

	Value	Valuation Techniques	Unobservable Inputs[2]	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs[3]
Assets:
Common Stocks	$65,534	Market Comparable Companies	EBITDA Multiple	5.0x	5.0x
			Illiquidity Discount	20%	20%
			Proforma Revenue Increase	37%	37%
Corporate Bonds	4,081,068	Market Comparable Companies	EBITDA Multiple	5.0x	5.0x
			Illiquidity Discount	20%	20%
			Proforma Revenue Increase	37%	37%
Floating Rate Loan Interests	2,789,634	Market Comparable Companies	Yield	9.65%	9.65%
		Cost	N/A4	—	—

Total[5]	$6,935,966

[2]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Illiquidity Discount	Decrease	Increase
Proforma Revenue Increase	Increase	Decrease
Yield	Decrease	Increase

[3]	Unobservable inputs are weighted based on the value of the investments included in the range.

[4]

The Fund fair values certain of its Level 3 investments using prior transaction prices (acquisition cost), although the transaction may not have occurred during the current reporting period. In such cases, these investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	67

Consolidated Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

[5]

Does not include Level 3 investments with values derived utilizing prices from recent prior transactions or third party pricing information without adjustment for which such inputs are unobservable. See above valuation input table for values of such Level 3 investments. A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of period in relation to net assets. The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening balance, as of February 29, 2012	$3,022,303	$355,574	$4,310,541	$12,348,294	$989,983	$21,026,695
Transfers into Level 3[1]	—	—	—	3,211,500	—	3,211,500
Transfers out of Level 3[2]	—	(271,121)	—	(2,137,449)	—	(2,408,570)
Accrued discounts/premiums	24,160	—	90,639	15,615	—	130,414
Net realized gain (loss)	(37,006)	(749,636)	—	(542,731)	—	(1,329,373)
Net change in unrealized appreciation/depreciation[3]	52,930	730,727	(63,492)	643,691	172,171	1,536,027
Purchases	4,266,328	—	—	4,483,515	—	8,749,843
Sales	(1,277,895)	(10)	—	(1,763,953)	—	(3,041,858)

Closing Balance, as of August 31, 2012	$6,050,820	$65,534	$4,337,688	$16,258,482	$1,162,154	$27,874,678

[1]

As of February 29, 2012, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $3,211,500 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of February 29, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2012, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,408,570 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2012 was $279,972.

See Notes to Consolidated Financial Statements.

68	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Statements of Assets and Liabilities

August 31, 2012 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Assets
Investments at value — unaffiliated[1]	$351,637,724	$392,159,838	$651,485,518	$211,542,876	$331,645,459
Investments at value — affiliated[2]	—	—	2,038,105	1,481,869	1,682,598
Cash	1,506,487	1,293,481	102,956	3,216	45,726
Cash pledged as collateral for financial futures contracts	432,000	533,000	—	—	—
Foreign currency at value[3]	260,020	229,653	290,567	35,669	4,613
Interest receivable	5,466,353	5,936,415	7,118,896	1,405,980	3,471,376
Investments sold receivable	834,514	949,059	608,206	1,479,036	116,571
Unrealized appreciation on swaps	817,408	878,971	—	—	—
Swap premiums paid	241,702	257,845	—	111,598	—
Swaps receivable	121,004	128,266	—	—	—
Cash pledged as collateral for swaps	—	100,000	—	—	—
Unrealized appreciation on foreign currency exchange contracts	26,257	39,584	5,454	—	—
Dividends receivable	1,658	2,605	—	—	—
Income receivable — affiliated	192	52	—	—	—
Prepaid expenses	6,732	5,387	59,165	3,050	21,952
Other assets	—	—	250,171	—	—

Total assets	361,352,051	402,514,156	661,959,038	216,063,294	336,988,295

Liabilities
Loan payable	98,000,000	115,000,000	195,000,000	63,000,000	90,000,000
Investments purchased payable	2,684,955	3,032,322	11,954,974	6,655,533	7,154,861
Unrealized depreciation on foreign currency exchange contracts	700,255	704,331	614,672	100,156	10,520
Investment advisory fees payable	148,557	198,429	324,299	129,451	137,229
Swap premiums received	337,187	367,270	—	—	—
Cash received as collateral for swaps	600,000	400,000	—	—	—
Interest expense payable	74,986	87,693	146,205	47,367	69,005
Unrealized depreciation on swaps	63,595	63,322	—	77,373	—
Swaps payable	51,381	56,973	—	20,116	—
Officer’s and Directors’ fees payable	22	787	121,733	373	48
Variation margin payable	43,200	46,800	—	—	—
Income dividends payable	—	—	—	34,420	—
Reorganization costs payable	—	—	—	211,906	—
Other accrued expenses payable	156,694	129,676	361,343	108,892	163,441

Total liabilities	102,860,832	120,087,603	208,523,226	70,385,587	97,535,104

Net Assets	$258,491,219	$282,426,553	$453,435,812	$145,677,707	$239,453,191

Net Assets Consist of
Paid-in capital[4]	$305,876,835	$325,806,245	$780,812,152	$199,606,403	$349,736,558
Undistributed net investment income	4,579,687	4,285,366	4,571,751	836,044	3,584,526
Accumulated net realized loss	(58,133,836)	(55,506,353)	(286,673,125)	(54,983,006)	(111,992,264)
Net unrealized appreciation/depreciation	6,168,533	7,841,295	(45,274,966)	218,266	(1,875,629)

Net Assets	$258,491,219	$282,426,553	$453,435,812	$145,677,707	$239,453,191

Net asset value per share	$7.40	$7.54	$4.19	$13.77	$4.22

[1] Investments at cost — unaffiliated	$345,031,246	$383,906,031	$696,154,128	$211,147,732	$333,510,383

[2] Investments at cost — affiliated	—	—	$2,038,105	$1,481,869	$1,682,598

[3] Foreign currency at cost	$257,736	$228,997	$289,801	$35,165	$4,798

[4] Shares outstanding, 200 million shares authorized, par value $0.10 per share	34,929,683	37,479,992	108,217,078	10,577,054	56,753,905

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	69

Consolidated Statements of Operations

Six Months Ended August 31, 2012 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Investment Income
Interest	$12,226,709	$13,861,447	$21,109,820	$6,075,771	$10,640,855
Dividends — unaffiliated	313,326	356,651	6,754	—	10,226
Dividends — affiliated	1,117	444	2,031	445	824

Total income	12,541,152	14,218,542	21,118,605	6,076,216	10,651,905

Expenses
Investment advisory	851,047	1,147,064	1,842,968	728,021	786,760
Professional	115,409	100,393	165,613	103,289	130,839
Borrowing costs[1]	62,285	68,007	110,465	35,734	58,015
Reorganization	—	—	—	211,906	—
Accounting services	40,951	43,970	52,284	19,820	32,640
Transfer agent	30,394	27,174	49,194	9,329	43,297
Custodian	16,721	42,476	22,853	48,628	14,420
Printing	21,438	22,972	26,904	12,442	18,288
Officer and Directors	11,690	11,782	27,846	6,658	11,433
Registration	9,692	9,781	18,261	7,698	15,226
Miscellaneous	41,014	36,473	22,831	8,296	15,239

Total expenses excluding interest expense	1,200,641	1,510,092	2,339,219	1,191,821	1,126,157
Interest expense	404,883	492,495	781,283	230,719	365,892

Total expenses	1,605,524	2,002,587	3,120,502	1,422,540	1,492,049
Less fees waived by Manager	(599)	(219)	(594)	(229)	(418)

Total expenses after fees waived	1,604,925	2,002,368	3,119,908	1,422,311	1,491,631

Net investment income	10,936,227	12,216,174	17,998,697	4,653,905	9,160,274

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,767,638	1,499,915	(4,754,160)	(239,457)	340,950
Financial futures contracts	(42,138)	(31,386)	—	—	—
Foreign currency transactions	915,515	857,140	674,153	81,522	(4,502)
Options written	220,356	228,248	—	—	—
Swaps	288,725	278,324	(397,040)	(23,603)	(299,946)

	3,150,096	2,832,241	(4,477,047)	(181,538)	36,502

Net change in unrealized appreciation/depreciation on:
Investments	77,343	963,949	10,439,561 [2]	2,065,067	3,058,482
Financial futures contracts	(264,271)	(306,694)	—	—	—
Foreign currency translations	227,833	264,618	130,959	40,040	2,160
Options written	(61,310)	(65,050)	—	—	—
Swaps	388,724	445,690	—	(77,373)	—

	368,319	1,302,513	10,570,520	2,027,734	3,060,642

Total realized and unrealized gain	3,518,415	4,134,754	6,093,473	1,846,196	3,097,144

Net Increase in Net Assets Resulting from Operations	$14,454,642	$16,350,928	$24,092,170	$6,500,101	$12,257,418

[1]	See Note 6 of the Notes to Consolidated Financial Statements for details of short-term borrowings.

[2]	Net of income tax of $146,090.

See Notes to Consolidated Financial Statements.

70	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)		BlackRock Corporate High Yield Fund III, Inc. (CYE)
Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012	Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012

Operations
Net investment income	$10,936,227	$21,422,864	$12,216,174	$23,646,017
Net realized gain	3,150,096	3,093,487	2,832,241	4,144,308
Net change in unrealized appreciation/depreciation	368,319	(7,679,396)	1,302,513	(9,736,485)

Net increase in net assets resulting from operations	14,454,642	16,836,955	16,350,928	18,053,840

Dividends to Shareholders From
Net investment income	(10,675,371)	(21,290,884)	(11,625,094)	(23,502,064)

Capital Share Transactions
Reinvestment of dividends	536,186	720,465	514,097	376,319

Net Assets
Total increase (decrease) in net assets	4,315,457	(3,733,464)	5,239,931	(5,071,905)
Beginning of period	254,175,762	257,909,226	277,186,622	282,258,527

End of period	$258,491,219	$254,175,762	$282,426,553	$277,186,622

Undistributed net investment income	$4,579,687	$4,318,831	$4,285,366	$3,694,286

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012	Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012

Operations
Net investment income	$17,998,697	$35,437,438	$4,653,905	$9,426,886
Net realized loss	(4,477,047)	(7,630,186)	(181,538)	(1,448,947)
Net change in unrealized appreciation/depreciation	10,570,520	(9,094,003)	2,027,734	(3,642,963)

Net increase in net assets resulting from operations	24,092,170	18,713,249	6,500,101	4,334,976

Dividends to Shareholders From
Net investment income	(17,508,136)	(34,943,170)	(4,632,551)	(9,323,747)

Capital Share Transactions
Reinvestment of dividends	1,027,543	806,965	37,206	210,036

Net Assets
Total increase (decrease) in net assets	7,611,577	(15,422,956)	1,904,756	(4,778,735)
Beginning of period	445,824,235	461,247,191	143,772,951	148,551,686

End of period	$453,435,812	$445,824,235	$145,677,707	$143,772,951

Undistributed net investment income	$4,571,751	$4,081,190	$836,044	$814,690

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	71

Consolidated Statements of Changes in Net Assets

	BlackRock Senior High Income Fund, Inc. (ARK)
Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2012 (Unaudited)	Year Ended February 29, 2012

Operations
Net investment income	$9,160,274	$18,248,158
Net realized gain (loss)	36,502	(4,845,458)
Net change in unrealized appreciation/depreciation	3,060,642	1,670,108

Net increase in net assets resulting from operations	12,257,418	15,072,808

Dividends to Shareholders From
Net investment income	(8,504,020)	(18,750,192)

Capital Share Transactions
Reinvestment of dividends	383,295	233,462

Net Assets
Total increase (decrease) in net assets	4,136,693	(3,443,922)
Beginning of period	235,316,498	238,760,420

End of period	$239,453,191	$235,316,498

Undistributed net investment income	$3,584,526	$2,928,272

See Notes to Consolidated Financial Statements.

72	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Consolidated Statements of Cash Flows

Six Months Ended August 31, 2012	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$14,454,642	$16,350,928	$24,092,170	$6,500,101	$12,257,418
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(730,358)	(386,972)	(1,291,798)	(216,294)	(532,191)
Increase in swaps receivable	(19,910)	(25,966)	—	—	—
(Increase) decrease in income receivable — affiliated	(192)	(41)	56,752	—	188
Decrease in dividends receivable — unaffiliated	8,079	18,294	—	—	—
Decrease in cash pledged as collateral for financial futures contracts	130,000	43,000	—	—	—
Decrease in cash pledged as collateral in connection with swaps	500,000	—	—	—	—
Decrease in other assets	48,396	6,507	261,913	—	—
Decrease in variation margin receivable	40,950	42,000	—	—	—
Increase in investment advisory fees payable	24,948	29,941	60,845	21,215	20,971
Increase in cash received as collateral for swaps	600,000	400,000	—	—	—
Increase (decrease) in interest expense payable	16,554	(38,403)	(59,958)	(18,928)	(31,246)
Increase (decrease) in other accrued expenses payable	(88,956)	(47,749)	34,937	(17,727)	30,558
Increase (decrease) in prepaid expenses	19,615	19,407	(35,822)	13,879	7,052
Decrease in deferred income	—	(79,400)	(123,185)	(4,161)	(65,666)
Increase in variation margin payable	43,200	46,800	—	—	—
Increase in swaps payable	40,830	45,423	—	20,116	—
Increase in reorganization costs payable	—	—	—	211,906	—
Increase (decrease) in Officer’s and Directors’ fees payable	(684)	(1,888)	9,242	92	(150)
Net periodic and termination payment of swaps	423,387	468,869	(382,012)	(119,901)	(288,732)
Net realized and unrealized loss on investments	(2,585,832)	(3,246,225)	(5,415,870)	(1,764,674)	(3,101,646)
Amortization of premium and accretion of discount on investments and swaps	(86,982)	(161,621)	(1,335,321)	(492,893)	(403,624)
Premiums received from options written	232,496	239,254	—	—	—
Premiums paid on closing options written	(89,037)	(92,087)	—	—	—
Proceeds from sales of long-term investments	113,318,568	134,267,991	203,600,279	56,729,490	103,488,452
Purchases of long-term investments	(147,916,930)	(164,312,531)	(260,007,490)	(79,374,510)	(127,585,887)
Net proceeds from sales of short-term securities	2,264,805	—	7,271,735	900,877	3,438,425

Cash used for operating activities	(19,352,411)	(16,414,469)	(33,263,583)	(17,611,412)	(12,766,078)

Cash Provided by Financing Activities
Cash receipts from borrowings	80,000,000	73,000,000	126,000,000	48,000,000	67,000,000
Cash payments on borrowings	(49,000,000)	(44,000,000)	(76,000,000)	(26,000,000)	(46,000,000)
Cash dividends paid to shareholders	(10,139,185)	(11,110,997)	(16,480,593)	(4,598,832)	(8,198,982)
Decrease in bank overdraft	—	(193,858)	—	—	—

Cash provided by financing activities	20,860,815	17,695,145	33,519,407	17,401,168	12,801,018

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(600)	(1,384)	(75)	(2,231)	(229)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	1,507,804	1,279,292	255,749	(212,475)	34,711
Cash and foreign currency at beginning of period	258,703	243,842	137,774	251,360	15,628

Cash and foreign currency at end of period	$1,766,507	$1,523,134	$393,523	$38,885	$50,339

Cash Flow Information
Cash paid during the period for interest	$388,329	$530,898	$841,241	$249,647	$397,138

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends	$536,186	$514,097	$1,027,543	$37,206	$383,295

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	73

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (COY)

	Six Months Ended August 31, 2012 (Unaudited)[1]		Year Ended February 29, 2012[1]	Year Ended February 28,			Period June 1, 2008 to February 28, 2009		Year Ended May 31,
				2011	2010				2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$7.29		$7.42	$6.64	$4.19		$7.74		$9.07	$8.52

Net investment income[2]	0.31		0.62	0.65	0.65		0.50		0.75	0.73
Net realized and unrealized gain (loss)	0.11		(0.14)	0.74	2.53		(3.50)		(1.32)	0.49

Net increase (decrease) from investment operations	0.42		0.48	1.39	3.18		(3.00)		(0.57)	1.22

Dividends from net investment income	(0.31)		(0.61)	(0.61)	(0.73)		(0.55)		(0.76)	(0.67)

Net asset value, end of period	$7.40		$7.29	$7.42	$6.64		$4.19		$7.74	$9.07

Market price, end of period	$7.89		$7.76	$7.03	$6.88		$3.91		$7.28	$8.47

Total Investment Return[3]
Based on net asset value	5.85%	[4]	7.15%	22.11%	79.91%		(38.98)%	[4]	(5.49)%	15.60%

Based on market price	6.02%	[4]	20.39%	11.66%	99.76%		(39.46)%	[4]	(4.81)%	23.96%

Ratios to Average Net Assets
Total expenses	1.26%	[5]	1.15%	1.18%	1.18%		2.29%	[5]	2.33%	3.25%

Total expenses after fees waived and paid indirectly	1.26%	[5]	1.15%	1.18%	1.18%	[5]	2.29%	[5]	2.33%	3.25%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.94%	[5,6]	0.90%	0.89%	0.92%		1.17%	[5]	0.83%	0.91%

Net investment income	8.61%	[5]	8.67%	9.28%	11.36%		11.45%	[5]	9.15%	8.36%

Supplemental Data
Net assets applicable, end of period (000)	$258,491		$254,176	$257,909	$230,593		$144,800		$267,698	$313,821

Borrowings outstanding, end of period (000)	$98,000		$67,000	$63,000	$72,000		$38,700		$64,700	$126,200

Average borrowings outstanding, during the period (000)	$85,924		$63,281	$55,304	$42,184		$59,553		$81,598	$125,974

Portfolio turnover	32%		71%	83%	85%		37%		38%	62%

Asset coverage, end of period (000)	$3,638		$4,794	$5,094	$4,203		$4,742		$5,138	$3,487

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	For the period ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 0.90%.

See Notes to Consolidated Financial Statements.

74	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Six Months Ended August 31, 2012 (Unaudited)[1]		Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009		Year Ended May 31,
				2011	2010			2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$7.41		$7.56	$6.69	$4.05	$7.62		$8.99	$8.46

Net investment income[2]	0.33		0.63	0.65	0.64	0.50		0.73	0.71
Net realized and unrealized gain (loss)	0.11		(0.15)	0.83	2.68	(3.51)		(1.33)	0.49

Net increase (decrease) from investment operations	0.44		0.48	1.48	3.32	(3.01)		(0.60)	1.20

Dividends from net investment income	(0.31)		(0.63)	(0.61)	(0.68)	(0.56)		(0.77)	(0.67)

Net asset value, end of period	$7.54		$7.41	$7.56	$6.69	$4.05		$7.62	$8.99

Market price, end of period	$8.11		$7.75	$7.14	$6.67	$3.57		$7.03	$8.53

Total Investment Return[3]
Based on net asset value	6.10%	[4]	7.11%	23.50%	86.65%	(39.69)%	[4]	(5.69)%	15.51%

Based on market price	9.12%	[4]	18.62%	16.99%	111.12%	(42.38)%	[4]	(8.30)%	25.98%

Ratios to Average Net Assets
Total expenses	1.44%	[5]	1.38%	1.37%	1.34%	2.45%	[5]	2.47%	3.38%

Total expenses after fees waived and paid indirectly	1.44%	[5]	1.38%	1.37%	1.33%	2.45%	[5]	2.47%	3.38%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.09%	[5,6]	1.08%	1.03%	1.04%	1.29%	[5]	0.96%	1.04%

Net investment income	8.81%	[5]	8.76%	9.15%	11.35%	11.80%	[5]	9.01%	8.25%

Supplemental Data
Net assets, end of period (000)	$282,427		$277,187	$282,259	$249,721	$151,261		$284,361	$335,479

Borrowings outstanding, end of period (000)	$115,000		$86,000	$91,000	$76,000	$44,200		$71,700	$129,700

Average borrowings outstanding, during the period (000)	$104,775		$83,997	$69,937	$49,196	$65,500		$88,466	$134,704

Portfolio turnover	33%		70%	89%	89%	37%		38%	62%

Asset coverage, end of period (000)	$3,456		$4,223	$4,102	$4,286	$4,422		$4,966	$3,587

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	For the period ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.04%.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	75

Financial Highlights	BlackRock Debt Strategies Fund, Inc. (DSU)

	Six Months Ended August 31, 2012[1] (Unaudited)		Year Ended February 29, 2012[1]	Year Ended February 28,			Year Ended February 29, 2008
				2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$4.13		$4.28	$3.89	$2.35	$5.57	$7.01

Net investment income[2]	0.17		0.33	0.33	0.39	0.52	0.66
Net realized and unrealized gain (loss)	0.05		(0.16)	0.40	1.55	(3.12)	(1.43)

Net increase (decrease) from investment operations	0.22		0.17	0.73	1.94	(2.60)	(0.77)

Dividends and distributions from:
Net investment income	(0.16)		(0.32)	(0.33)	(0.39)	(0.62)	(0.67)
Tax return of capital	—		—	(0.01)	(0.01)	—	—

Total dividends and distributions	(0.16)		(0.32)	(0.34)	(0.40)	(0.62)	(0.67)

Net asset value, end of period	$4.19		$4.13	$4.28	$3.89	$2.35	$5.57

Market price, end of period	$4.37		$4.13	$4.05	$3.91	$2.07	$5.43

Total Investment Return[3]
Based on net asset value	5.51%	[4]	4.53%	19.92%	87.82%	(50.19)%	(11.72)%

Based on market price	10.04%	[4]	10.47%	12.90%	114.32%	(54.99)%	(17.13)%

Ratios to Average Net Assets
Total expenses	1.39%	[5]	1.37%	1.27%	1.23%	2.42%	3.13%

Total expenses after fees waived	1.39%	[5]	1.37%	1.27%	1.23%	2.42%	3.13%

Total expenses after fees waived and excluding interest expense	1.04%	[5,6]	1.06%	1.02%	1.02%	1.20%	0.99%

Net investment income	8.04%	[5]	8.06%	8.22%	12.16%	11.79%	9.90%

Supplemental Data
Net assets, end of period (000)	$453,436		$445,824	$461,247	$419,222	$252,080	$594,204

Borrowings outstanding, end of period (000)	$195,000		$145,000	$117,000	$67,000	$90,000	$199,000

Average borrowings outstanding, during the period (000)	$165,842		$142,596	$89,362	$58,574	$163,286	$272,846

Portfolio turnover	31%		59%	81%	86%	44%	51%

Asset coverage, end of period (000)	$3,325		$4,075	$4,942	$7,257	$3,801	$3,986

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	For the period ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.00%.

See Notes to Consolidated Financial Statements.

76	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

	Six Months Ended August 31, 2012[1]		Year Ended February 29, 2012[1]	Year Ended February 28,			Year Ended February 29, 2008
				2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$13.60		$14.07	$13.16	$8.92	$16.06	$19.28

Net investment income[2]	0.43		0.89	0.87	0.86	1.37	1.55
Net realized and unrealized gain (loss)	0.18		(0.48)	0.94	4.44	(6.98)	(3.27)

Net increase (decrease) from investment operations	0.61		0.41	1.81	5.30	(5.61)	(1.72)

Dividends and distributions from:
Net investment income	(0.44)		(0.88)	(0.83)	(0.98)	(1.53)	(1.50)
Tax return of capital	—		—	(0.07)	(0.08)	—	—

Total dividends and distributions	(0.44)		(0.88)	(0.90)	(1.06)	(1.53)	(1.50)

Net asset value, end of period	$13.77		$13.60	$14.07	$13.16	$8.92	$16.06

Market price, end of period	$13.62		$13.21	$14.22	$15.01	$8.28	$14.75

Total Investment Return[3]
Based on net asset value	4.59%	[4]	3.41%	14.20%	62.08%	(36.46)%	(8.98)%

Based on market price	6.50%	[4]	(0.61)%	1.19%	99.15%	(35.78)%	(12.88)%

Ratios to Average Net Assets
Total expenses	1.82%	[5]	1.68%	1.56%	1.50%	2.48%	2.78%

Total expenses after fees waived and paid indirectly	1.82%	[5]	1.68%	1.56%	1.50%	2.48%	2.78%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.50%	[5,6]	1.36%	1.30%	1.27%	1.38%	1.20%

Net investment income	6.56%	[5]	6.61%	6.48%	7.40%	10.08%	8.39%

Supplemental Data
Net assets, end of period (000)	$145,678		$143,773	$148,552	$138,371	$93,656	$168,553

Borrowings outstanding, end of period (000)	$63,000		$41,000	$36,000	$24,000	$26,000	$50,000

Average borrowings outstanding, during the period (000)	$48,951		$48,292	$29,101	$22,225	$45,165	$55,269

Portfolio turnover	26%		57%	100%	92%	47%	65%

Asset coverage, end of period (000)	$3,312		$4,507	$5,126	$6,765	$4,602	$4,371

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Annualized. Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratio of total expenses, total expenses after fees waiver and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and net investment income would have been 1.96%, 1.96%, 1.64% and 6.41%, respectively.

[6]	For the period ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.45%.

See Notes to Consolidated Financial Statements.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	77

Financial Highlights	BlackRock Senior High Income Fund, Inc. (ARK)

	Six Months Ended August 31, 2012[1] (Unaudited)		Year Ended February 29, 2012[1]	Year Ended February 28,			Year Ended February 29, 2008
				2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$4.15		$4.22	$3.91	$2.54	$5.04	$6.17

Net investment income[2]	0.16		0.32	0.32	0.36	0.41	0.54
Net realized and unrealized gain (loss)	0.06		(0.06)	0.32	1.31	(2.43)	(1.11)

Net increase (decrease) from investment operations	0.22		0.26	0.64	1.67	(2.02)	(0.57)

Dividends and distributions from:
Net investment income	(0.15)		(0.33)	(0.33)	(0.30)	(0.43)	(0.56)
Tax return of capital	—		—	—	—	(0.05)	—

Total dividends and distributions	(0.15)		(0.33)	(0.33)	(0.30)	(0.48)	(0.56)

Net asset value, end of period	$4.22		$4.15	$4.22	$3.91	$2.54	$5.04

Market price, end of period	$4.43		$4.06	$4.18	$3.94	$2.21	$4.91

Total Investment Return[3]
Based on net asset value	5.41%	[4]	6.86%	17.13%	68.90%	(42.15)%	(9.76)%

Based on market price	13.11%	[4]	5.54%	15.13%	95.61%	(48.33)%	(16.94)%

Ratios to Average Net Assets
Total expenses	1.26%	[5]	1.21%	1.13%	1.13%	2.24%	2.70%

Total expenses after fees waived	1.26%	[5]	1.21%	1.13%	1.13%	2.24%	2.70%

Total expenses after fees waived and excluding interest expense	0.95%	[5,6]	0.94%	0.90%	0.93%	1.05%	0.86%

Net investment income	7.74%	[5]	7.84%	7.83%	10.70%	9.96%	9.16%

Supplemental Data
Net assets, end of period (000)	$239,453		$235,316	$238,760	$221,173	$143,643	$284,692

Borrowings outstanding, end of period (000)	$90,000		$69,000	$50,000	$43,000	$47,000	$91,500

Average borrowings outstanding, during the period (000)	$77,679		$66,806	$41,405	$29,978	$79,422	$109,978

Portfolio turnover	31%		60%	83%	80%	49%	48%

Asset coverage, end of period (000)	$3,661		$4,410	$5,775	$6,144	$4,056	$4,112

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	For the period ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 0.90%.

See Notes to Consolidated Financial Statements.

78	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Notes to Consolidated Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”) and BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“ARK”) is registered under the 1940 Act, as a non-diversified, closed-end management investment company. COY, CYE, DSU, FRB and ARK are referred to collectively as the “Funds” or individually as a “Fund”. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganization: On May 23, 2012, the Board approved a plan of reorganization whereby BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) will acquire all of the assets and all of the liabilities of FRB in exchange for newly issued shares of FRA in a merger transaction.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiaries”) and DSU JGW SPV, LLC, DSU (S-Martin) SPV, LLC, FRB JGW SPV, LLC and ARK JGW SPV, LLC (the “US Subsidiaries”), all of which are wholly owned taxable subsidiaries of each Fund. The US Subsidiaries enable the Funds to hold investments that are organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the US Subsidiaries are taxable to such subsidiaries. The Luxembourg Subsidiaries hold shares of private Canadian companies. These shares are held in the Luxembourg Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiaries may be taxable to such subsidiaries in Luxembourg. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as component of realized and unrealized gain (loss) on the Consolidated Statements of Operations. The Funds may invest up to 25% of their total assets in the US Subsidiary. Intercompany accounts and transactions have been eliminated. Both the US and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is

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Notes to Consolidated Financial Statements (continued)

determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate . These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been

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Notes to Consolidated Financial Statements (continued)

met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts or swaps), or certain borrowings (e.g., loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of lost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of dividends and distributions that exceed a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. Distributions in

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Notes to Consolidated Financial Statements (continued)

excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the following periods:

	Four Years Ended	Three Years Ended	Period Ended
COY	—	February 29, 2012	February 28, 2009
CYE	—	February 29, 2012	February 28, 2009
DSU	February 29, 2012	—	—
FRB	February 29, 2012	—	—
ARK	February 29, 2012	—	—

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the consolidated financial statements. The guidance is effective for consolidated financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations, and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Consolidated Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

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Notes to Consolidated Financial Statements (continued)

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (writes) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds holds the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the fund and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to

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Notes to Consolidated Financial Statements (continued)

reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of August 31, 2012
	Asset Derivatives
				COY	CYE	DSU
	Consolidated Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts			$26,257	$39,584	$5,454
Credit contracts	Unrealized appreciation on swaps			817,408	878,971	—
Equity contracts	Investments at value-unaffiliated[1]			—	—	—
Total				$843,665	$918,555	$5,454

	Liability Derivatives
		COY	CYE	DSU	FRB	ARK
	Consolidated Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(700,255)	$(704,331)	$(614,672)	$(100,156)	$(10,520)
Credit contracts	Unrealized depreciation on swaps	(63,595)	(63,322)	—	(77,373)	—
Equity contracts	Net unrealized appreciation/depreciation[2]; Options written at value	(522,208)	(565,522)	—	—	—
Total		$(1,286,058)	$(1,331,175)	$(614,672)	$(177,529)	$(10,520)
[1]	Includes options purchased at value as reported in the Consolidated Schedules of Investments.

[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

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Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Six Months Ended August 31, 2012
	Net Realized Gain (Loss) From
	COY	CYE	DSU	FRB	ARK
Interest rate contracts:
Options[1]	$15,600	$17,025	—	—	—
Foreign currency exchange contracts:
Foreign currency transactions	309,490	128,641	$218,317	$36,754	$(4,502)
Credit contracts:
Swaps	288,725	278,324	(397,040)	(23,603)	(299,946)
Equity contracts:
Financial futures contracts	(42,138)	(31,386)	—	—
Options[1]	86,316	67,779	—	—
Total	$657,993	$460,383	$(178,723)	$13,151	$(304,448)

	Net Change in Unrealized Appreciation/Depreciation on
	COY	CYE	DSU	FRB	ARK
Foreign currency exchange contracts:
Foreign currency translations	$232,445	$266,261	$140,807	$45,270	$2,389
Credit contracts:
Swaps	388,724	445,690	—	(77,373)	—
Equity contracts:
Financial futures contracts	(264,271)	(306,694)	—	—	—
Options[1]	161,711	172,474	—	—	—
Total	$518,609	$577,731	$140,807	$(32,103)	$2,389

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended August 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	COY	CYE	DSU	FRB	ARK
Financial futures contracts:
Average number of contracts sold	99	105	—	—	—
Average notional value of contracts sold	$6,706,740	$7,121,078	—	—	—
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	12	11	11	5	1
Average number of contracts-US dollars sold	3	4	3	1	—
Average US dollar amounts purchased	$28,517,195	$28,856,948	$25,280,693	$4,522,528	$367,191
Average US dollar amounts sold	$1,340,117	$1,676,355	$853,865	$421,964	—
Options:
Average number of option contracts purchased	387	417	—	11	—
Average number of option contracts written	370	398	—	—	—
Average notional value of option contracts purchased	$4,900,029	$5,264,914	—	$10,371	—
Average notional value of option contracts written	$4,514,000	$4,849,500	—	—	—
Average number of swaption contracts written	1	1	—	—	—
Average notional value of swaption contracts written	$520,000	$567,500	—	—	—
Credit default swaps:
Average number of contracts-buy protection	10	10	—	1	—
Average number of contracts-sell protection	18	17	1	—	1
Average notional value-buy protection	$2,639,000	$2,868,000	—	$952,875	—
Average notional value-sell protection	$11,372,500	$12,062,500	$6,275,000	—	$4,725,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage, at the following annual rates:

COY	0.50%
CYE	0.60%
DSU	0.60%
FRB	0.75%
ARK	0.50%

SEMI-ANNUAL REPORT	AUGUST 31, 2012	85

Notes to Consolidated Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Consolidated Statements of Operations.

The Manager provides investment management and other services to the US and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, each Fund pays the Manager based on the Fund’s net assets which includes the assets of the US and Luxembourg Subsidiaries.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The

Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities for the six months ended August 31, 2012 were as follows:

	Purchases	Sales
COY	$131,743,078	$107,133,105
CYE	$146,959,026	$124,866,799
DSU	$242,442,068	$192,210,235
FRB	$77,190,994	$51,661,009
ARK	$118,910,270	$97,687,572

Transactions in options written for the six months ended August 31, 2012, were as follows:

	Puts
	COY			CYE
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .	1,075	—	$76,897	1,140	—	$81,580
Options written . . . . . . . . . . . . . . . . . . .	3,240	$1,040,000	232,496	3,295	$1,135,000	239,254
Options exercised. . . . . . . . . . . . . . . . .	—	—	—	—	—	—
Options expired. . . . . . . . . . . . . . . . . . .	—	(1,040,000)	(15,600)	—	(1,135,000)	(17,024)
Options closed. . . . . . . . . . . . . . . . . .	(4,315)	—	(293,793)	(4,435)	—	(303,810)
Outstanding options, end of period	—	—	—	—	—	—

5. Income Tax Information:

As of February 29, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	COY	CYE	DSU	FRB	ARK
2013	—	—	$21,126,025	—	—
2014	—	—	20,233,987	$100,800	$4,906,362
2015	—	—	3,578,574	1,315,945	1,585,622
2016	$454,146	—	—	—	—
2017	23,362,415	$22,687,878	56,690,782	12,168,927	27,675,242
2018	36,323,237	33,834,777	148,062,952	38,830,450	60,685,648
2019	—	—	16,301,990	—	9,564,345
No expiration date[1]	—	—	13,051,575	1,757,611	6,629,052

Total	$60,139,798	$56,522,655	$279,045,885	$54,173,733	$111,046,271

[1]	Must be utilized prior to losses subject to expiration.

As of August 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	COY	CYE	DSU	FRB	ARK
Tax cost	$345,918,965	$384,865,720	$693,627,700	$212,077,769	$333,309,001

Gross unrealized appreciation	20,064,817	22,497,565	21,556,686	3,967,961	10,904,854
Gross unrealized depreciation	(14,346,058)	(15,203,447)	(61,660,763)	(3,020,985)	(10,885,798)

Net unrealized appreciation (depreciation)	$5,718,759	$7,294,118	$(40,104,077)	$946,976	$19,056

86	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Notes to Consolidated Financial Statements (continued)

6. Borrowings:

On March 3, 2011, the Funds renewed their senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
COY	$126,600,000
CYE	$138,000,000
DSU	$224,500,000
FRB	$72,500,000
ARK	$117,500,000

Advances are made by SSB to the Funds, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 2, 2012, the SSB Agreement was renewed for an additional 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
COY	$126,600,000
CYE	$138,000,000
DSU	$224,500,000
FRB	$72,500,000
ARK	$117,500,000

Advances will be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Funds pay a facility fee and a commitment fee based upon SSB’s total commitment to the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2012 are shown in the Consolidated Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2012, the daily weighted average interest rates for the Funds with loans under the revolving credit agreements were as follows:

Annualized Daily Weighted Average Interest Rate
COY	0.93%
CYE	0.92%
DSU	0.94%
FRB	0.93%
ARK	0.93%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. As of August 31, 2012, the Funds had outstanding bridge loan commitments as follows:

Commitment Amounts
COY	$600,000
CYE	$660,000
DSU	$845,000

In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded on the Consolidated Statements of Assets and Liabilities as deferred income.

8. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	87

Notes to Financial Statements (concluded)

For the six months ended August 31, 2012 and the year ended February 29, 2012, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended August 31, 2012	Year Ended February 29, 2012
COY	73,542	102,019
CYE	69,544	53,550
DSU	249,632	195,440
FRB	2,727	15,006
ARK	92,132	55,454

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 28, 2012 to Common Shareholders of record on September 14, 2012 as follows:

Common Dividend Per Share
COY	$0.0510
CYE	$0.0525
DSU	$0.0270
FRB	$0.0730
ARK	$0.0250

Additionally, the Funds declared a net investment income dividend on October 1, 2012 payable to Common Shareholders of record on October 15, 2012 as follows:

Common Dividend Per Share
COY	$0.0510
CYE	$0.0525
DSU	$0.0270
ARK	$0.0250

At a shareholder meeting on September 13, 2012, FRB’s and FRA’s shareholders approved the plan of reorganization discussed in Note 1. The reorganization took place on October 5, 2012. In connection with the reorganization, FRB paid a special income distribution of $0.1610 per share on September 26, 2012 to shareholders of record as of September 24, 2012.

88	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”), BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) and BlackRock Senior High Income Fund, Inc. (“ARK” and together with COY, CYE, DSU, and FRB, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and, with respect to DSU, FRB and ARK, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as

SEMI-ANNUAL REPORT	AUGUST 31, 2012	89

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance,

BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category, and with respect to DSU, FRB and ARK, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of COY noted that, in general, COY performed better than its Peers in that COY’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

90	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of CYE noted that, in general, CYE performed better than its Peers in that CYE’s performance was at or above the median of its Lipper Performance Universe in the three- and five-year periods reported, although performance for the one-year period reported was below the median. The Board of CYE and BlackRock reviewed and discussed the reasons for CYE’s underperformance during the one-year period and will monitor closely CYE’s performance in the coming year.

The Board of DSU noted that, in general, DSU performed better than its Peers in that DSU’s performance was at or above the median of its Customized Lipper Peer Group in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of DSU’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, DSU’s Board noted that DSU’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of DSU’s relative performance.

The Board pf FRB noted that FRB performed below the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of FRB’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of FRB noted that FRB’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of FRB’s relative performance. The Board of FRB and BlackRock reviewed and discussed the reasons for FRB’s underperformance during these periods compared with its Peers. FRB’s Board was informed that, among other things, the two major factors impacting performance during the one- and three-year periods were leverage and general investment style. On average, FRB has tended to run lower leverage than FRB’s competitors and the investment style leads to overweight positions to higher-quality assets. The two years following the financial crisis in 2008 witnessed a significant rally in lower credit quality assets. The overweight to higher quality assets and below average leverage were the primary drivers to the underperformance for the three-year period.

The Board of ARK noted that ARK performed below the median of its Customized Lipper Peer Group in the three- and five-year periods reported, but that ARK performed at or above the median of its Customized Lipper Peer Group in the one-year period reported. Based on its discussions with BlackRock and the Board’s review of ARK’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of ARK noted that ARK’s investment performance as compared to its Customized Lipper Peer Group provided a more meaningful comparison of ARK’s relative performance. The Board of ARK and BlackRock reviewed and discussed the reasons for ARK’s underperformance during the three- and five-year periods compared with its Peers. ARK’s Board was informed that, among other things, ARK’s underperformance over the three-year period is largely a result of less leverage versus its Customized Lipper Peer Group. The high yield and bank loan markets posted record returns in 2009 and 2010’s bull market, which is why running less leverage than the peer group on average produced a lag. ARK’s five-year period underperformance can be attributed to 2008; returns in both the high yield and bank loans markets were down substantially.

The Boards of FRB and ARK and BlackRock discussed BlackRock’s strategy for improving the Funds’ performance and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s

SEMI-ANNUAL REPORT	AUGUST 31, 2012	91

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of COY, CYE, DSU, FRB and ARK noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

92	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President1

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary2

[1]	Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds.

[2]	Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Janey Ahn became Secretary of the Funds.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Custodians

JPMorgan Chase Bank, N.A.3

New York, NY 10017

State Street Bank and Trust Company4

Boston, MA 02110

The Bank of New York Mellon5

New York, NY 10286

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston,MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[3]	For COY.

[4]	For CYE and FRB.

[5]	For DSU and ARK.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	93

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	31,934,050	1,000,367	0	31,881,351	1,053,066	0	31,937,831	996,586	0
CYE	34,239,474	1,051,994	0	34,260,909	1,030,559	0	34,338,410	953,058	0
DSU	98,873,904	2,240,266	0	97,768,080	2,346,090	0	98,730,425	2,383,745	0
FRB	9,595,670	283,003	0	9,590,212	288,461	0	9,580,472	298,201	0
ARK	52,424,466	762,485	0	52,425,135	761,816	0	52,426,588	760,363	0
	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	31,922,017	1,012,400	0	31,816,329	1,118,088	0	31,877,262	1,057,155	0
CYE	34,349,629	941,839	0	34,170,136	1,121,332	0	34,198,897	1,092,571	0
DSU	98,823,345	2,290,825	0	98,704,927	2,409,243	0	98,693,714	2,420,456	0
FRB	9,587,487	291,186	0	9,571,166	307,507	0	9,582,638	296,035	0
ARK	52,424,956	761,995	0	52,406,990	779,961	0	52,404,817	782,134	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	31,928,105	1,006,312	0	31,919,855	1,014,562	0	31,886,183	1,048,234	0
CYE	34,283,460	1,008,008	0	34,319,212	972,256	0	34,291,049	1,000,419	0
DSU	98,855,469	2,258,701	0	98,676,596	2,437,574	0	98,847,227	2,266,943	0
FRB	9,590,522	288,151	0	9,587,269	291,404	0	9,580,697	297,976	0
ARK	52,423,697	763,254	0	52,418,439	768,512	0	52,422,588	764,363	0
	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
COY	31,958,391	976,026	0	31,907,694	1,026,723	0
CYE	34,287,134	1,004,334	0	34,318,274	973,194	0
DSU	98,902,576	2,211,594	0	98,859,778	2,254,392	0
FRB	9,580,697	297,976	0	9,588,881	289,792	0
ARK	52,425,843	761,108	0	52,424,324	762,627	0

94	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Additional Information (continued)

Dividend Policy

Each Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	AUGUST 31, 2012	95

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

96	SEMI-ANNUAL REPORT	AUGUST 31, 2012

Additional Information (continued)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

August 31, 2012
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percent of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
ARK	$0.150000	—	—	$0.150000	100%	0%	0%	100%
CYE	$0.310500	—	—	$0.310500	100%	0%	0%	100%

SEMI-ANNUAL REPORT	AUGUST 31, 2012	97

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

98	SEMI-ANNUAL REPORT	AUGUST 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF1-5-8/12-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Senior High Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Senior High Income Fund, Inc.

Date: November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Senior High Income Fund, Inc.

Date: November 5, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Senior High Income Fund, Inc.

Date: November 5, 2012

3